                             N-30D Table of Contents


Seven Seas Series Fund Name                                           N-30D page
---------------------------                                           ----------

Money Market and US Government Money Market Funds. . . . . . . .         2 -  28
Short Term Government Securities Fund. . . . . . . . . . . . . .        29 -  37
Matrix Equity Fund . . . . . . . . . . . . . . . . . . . . . . .        38 -  56
S&P 500 Index Fund . . . . . . . . . . . . . . . . . . . . . . .        57 -  82
Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . .        83 - 103
Active International Fund. . . . . . . . . . . . . . . . . . . .       104 - 125
Yield Plus Fund. . . . . . . . . . . . . . . . . . . . . . . . .       126 - 149
US Treasury Money Market and Prime Money Market Funds. . . . . .       150 - 176
Growth and Income Fund . . . . . . . . . . . . . . . . . . . . .       177 - 193
Intermediate Fund. . . . . . . . . . . . . . . . . . . . . . . .       194 - 210
Emerging Markets Fund. . . . . . . . . . . . . . . . . . . . . .       211 - 235
Tax Free Money Market Fund . . . . . . . . . . . . . . . . . . .       236 - 256

                          THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                 AUGUST 31, 1995



                                TABLE OF CONTENTS


                                                              Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . .   10

Money Market Fund Financial Statements . . . . . . . . . . .   11

US Government Money Market Fund Financial Statements . . . .   19

Notes to Financial Statements. . . . . . . . . . . . . . . .   25

Fund Management and Service Providers. . . . . . . . . . . .   29

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN



DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Money Market and US Government Money Market Funds. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,

Nicholas A. Lopardo
Chairman and Chief Executive Officer

4 Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS

                                  [Photograph]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Ms. Rena Williams, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Money Market Fund since her arrival at State Street in February 1994. Ms. Williams is the Mutual Funds Unit Head responsible for oversight of money market and other short-term funds. Prior to joining State Street, she was a portfolio manager with PNC Bank and the Calvert Group. There are eight other portfolio managers who work with Ms. Williams in managing the Fund.

Ms. Lisa Hatfield, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the US Government Money Market Fund since June 1994. Ms. Hatfield has been with State Street since 1986 and has managed several money market funds since 1987. There are eight other portfolio managers who work with Ms. Hatfield in managing the Fund.

                                                               Annual Report 5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION

                                     [CHART]

                               GROWTH OF A $10,000 INVESTMENT

                                                                       Donughue's Money Fund
Yearly Periods                                  Salomon Brothers       Average-Trademark-
Ended August 31        Money Market Fund     3-Month T-Bill Index**      -- All Taxable++
---------------        -----------------     ----------------------    ---------------------
Inception*                 $10,000                  $10,000                  $10,000
1988                       $10,241                  $10,220                  $10,218
1989                       $11,183                  $11,087                  $11,072
1990                       $12,132                  $11,990                  $11,936
1991                       $12,991                  $12,775                  $12,697
1992                       $13,599                  $13,320                  $13,207
1993                       $14,040                  $13,729                  $13,567
1994                       $14,510                  $14,217                  $13,983
1995                       $15,310                  $15,010                  $14,699




In the last year, the interest rate environment has been very volatile, with rapid rate increases by the Federal Reserve through February 1995. Over the last fiscal year, two interest rate moves increased the Fed Funds' target rate from 4.75% to 6.00%. Continued rate increases were assumed which generated a very steep yield curve throughout the first several months of the year. However, in July 1995, the Federal Reserve reversed its tightening policy by lowering the Fed Funds' target by 25 basis points to 5.75%. As the economy slowed from the first quarter and the possibility of rate cuts increased, the yield curve flattened, even inverting out to five years for a short time.

With the shifting outlook for growth and Fed policy in the last year, the short end of the yield curve experienced wide swings in rates. The range on the 3-month Treasury bill was 4.62% to 6.06%, while 3-month LIBOR (London Interbank Offering Rates) ranged from 5.0% to 6.5% and 1-year LIBOR ranged from 5.8125% to 7.8125%.

The Seven Seas Series Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity while maintaining high quality investments and competitive returns. Fund investments included floating rate and fixed rate notes based on relative values in the marketplace. Nearly one-half of the Fund continued to be invested in plain vanilla floating rate


                                SEVEN SEAS SERIES
                                MONEY MARKET FUND



Period Ended           Growth of             Total
 08/31/95               $10,000             Return
------------           ---------           --------
1 Year                $ 10,552               5.52%
5 Years               $ 12,620               4.76%
Inception             $ 15,310               5.98%+


                                SALOMON BROTHERS
                           3-MONTH TREASURY BILL INDEX


Period Ended           Growth of             Total
 08/31/95               $10,000             Return
------------          ----------           --------
1 Year                $ 10,558               5.58%
5 Years               $ 12,519               4.60%
Inception             $ 15,010               5.69%+


NARROWLY BASED AVERAGE:


                             DONOGHUE'S MONEY FUND
                        AVERAGE-Trademark- --ALL TAXABLE


Period Ended           Growth of            Total
 08/31/95               $10,000             Return
------------           ---------           --------
1 Year                $ 10,512               5.12%
5 Years               $ 12,314               4.25%
Inception             $ 14,699               5.40%+


*The Fund commenced operations on May 2, 1988.  Index comparison began May 1,
1988.

**Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

++IBC/Donoghue's Money Fund Averages-Trademark- --a universe of taxable funds.

+Annualized.

6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION


notes using standard money market indexes such as one- and 3-month LIBOR, 3-month Treasury bills and the Fed Funds rate. These securities allow for periodic resetting of rates at attractive levels relative to LIBOR, and for the Fund to respond more rapidly to changing interest rates. The average maturity of the Fund was targeted close to the Donoghue's average maturity, which gradually increased over the period from 38 to 60 days.

The Fund returned 5.52% for the fiscal year ended August 31, 1995 as compared to the Salomon Brothers 3-Month Treasury Index of 5.58%. Fund performance is net of actual expenses, whereas Index results do not include expenses of any kind. The Salomon Brothers Treasury Bill Index was chosen as a standard, well-known representation of money market rates. The Seven Seas Series Money Market Fund outperformed the Donoghue's Money Fund Average by .40%.

                      ------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                              Annual Report 7

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION

                                   [CHART]

                         GROWTH OF A $10,000 INVESTMENT

                                                                            Donoghue's Money Fund
Yearly Periods         US Government Money    Salomon Brothers 3-Month      Average-Trademark-
Ended August 31            Market Fund              T-Bill Index**           -- All Taxable++
---------------        -------------------    -------------------------   ---------------------
Inception*                  $10,000                    $10,000                      $10,000
1991                        $10,306                    $10,293                      $10,278
1992                        $10,769                    $10,731                      $10,690
1993                        $11,100                    $11,061                      $10,981
1994                        $11,466                    $11,454                      $11,318
1995                        $12,083                    $12,093                      $11,898



In the last year, the interest rate environment has been very volatile, with rapid rate increases by the Federal Reserve through February 1995. Over the last fiscal year, two interest rate moves increased the Fed Funds' target rate from 4.75% to 6.00%. Continued rate increases were assumed which generated a very steep yield curve throughout the first several months of the year. However, in July 1995, the Federal Reserve reversed its tightening policy by lowering the Fed Funds' target by 25 basis points to 5.75%. As the economy slowed from the first quarter and the possibility of rate cuts increased,the yield curve flattened, even inverting out to five years for a short time.

With the shifting outlook for growth and Fed policy in the last year, the short end of the yield curve experienced wide swings in rates. The range on the 3-month Treasury bill was 4.62% to 6.06%, while 3-month LIBOR (London Interbank Offering Rates) ranged from 5.0% to 6.5% and 1-year LIBOR ranged from 5.8125% to 7.8125%.

The Seven Seas Series US Government Money Market Fund was managed consistently with its objective of providing safety of principal, daily liquidity and a competitive yield by investing in US Treasuries and Government agencies. The Fund returned 5.38% for the fiscal year ended August 31, 1995 as compared

                                SEVEN SEAS SERIES
                         US GOVERNMENT MONEY MARKET FUND


Period Ended           Growth of             Total
 08/31/95               $10,000              Return
------------           ---------           ---------
1 Year                $ 10,538               5.38%
Inception             $ 12,083               4.30%+


                                SALOMON BROTHERS
                           3-MONTH TREASURY BILL INDEX

Period Ended           Growth of            Total
  08/31/95              $10,000             Return
------------           ---------           ---------
1 Year                $ 10,558               5.58%
Inception             $ 12,093               4.31%+


NARROWLY BASED AVERAGE:


                             DONOGHUE'S MONEY FUND
                      AVERAGE-Trademark- --ALL TAXABLE


Period Ended            Growth                Total
  08/31/95              $10,000              Return
------------           ---------           ---------
1 Year                $ 10,512               5.12%
Inception             $ 11,898               3.94%


*The Fund commenced operations on March 1 1991. Index comparison began March 1, 1991.

**Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

++IBC/Donoghue's Money Fund Averages-Trademark- --a universe of taxable funds.

+Annualized.

8 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION



to the Salomon Brothers 3-Month Treasury Index of 5.58%. Fund performance is net of expenses whereas the Index represents absolute return. The Salomon Brothers Treasury Bill Index was chosen as a standard, well-known representation of money market rates. In comparison to its peer group as measured by the Donoghue's Money Fund Average, the Seven Seas Series US Government Money Market Fund outperformed the average by .26% for the fiscal year.

The Fund looked for opportunities to extend maturity when appropriate and increased holdings of floating rate notes to 40% of the Fund. The Fund was managed with a focus on floating rate note indices that had a high correlation to funding targets; such as LIBOR, Fed Funds, and US Treasury bills. The increased holding of floating rate notes allowed the Fund to respond more rapidly to changes in interest rates and enhanced yield while maintaining stability. Anticipating a Fed ease by year-end, the average maturity of the Fund was extended to 51 days in August from 34 days in April. With uncertainty as to Fed policy going forward, the Fund will try to maintain its floating rate note position when the securities represent value, and the maturity should remain neutral to the Donoghue's Money Fund Average.

                    ----------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

                                                     Annual Report 9

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statements of assets and liabilities and statements of net assets of each of the Funds of The Seven Seas Series Fund (in this report comprised of Money Market and US Government Money Market Funds (the "Funds")), as of August 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of August 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

                                                 /s/  COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 13, 1995

10 Annual Report

THE SEVEN SEAS SERIES
MONEY MARKET FUND


                                                                                                             STATEMENT OF NET ASSETS
                                                                                                                     August 31, 1995

                                                                             Principal                      Date
                                                                              Amount                         of             Value
                                                                               (000)          Rate        Maturity          (000)
                                                                          --------------------------------------------------------
BANKERS ACCEPTANCE - 0.4%
First Union Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .    $    10,000         6.110%       10/25/95     $    9,908
                                                                                                                        ----------
TOTAL BANKERS ACCEPTANCE (COST $9,908) . . . . . . . . . . . . . . . .                                                       9,908
                                                                                                                        ----------
CERTIFICATES OF DEPOSIT - 3.5%
Bank of America, Chicago . . . . . . . . . . . . . . . . . . . . . . .         28,000         5.790        09/25/95         28,000
Bank of New York, Wilmington . . . . . . . . . . . . . . . . . . . . .         50,000         6.000        11/17/95         49,990
Old Kent Bank & Trust Co.  . . . . . . . . . . . . . . . . . . . . . .         18,000         5.960        12/28/95         17,936
                                                                                                                        ----------

TOTAL CERTIFICATES OF DEPOSIT (COST $95,926) . . . . . . . . . . . . .                                                      95,926
                                                                                                                        ----------

EURODOLLAR CERTIFICATES OF DEPOSIT - 1.6%
Abbey National PLC, London . . . . . . . . . . . . . . . . . . . . . .         20,000         6.220        10/31/95         19,998
Abbey National PLC, London . . . . . . . . . . . . . . . . . . . . . .         24,000         5.720        12/08/95         23,989
                                                                                                                        ----------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (cost $43,987). . . . . . . .                                                      43,987
                                                                                                                        ----------
YANKEE CERTIFICATES OF DEPOSIT - 1.8%
Societe Generale Bank. . . . . . . . . . . . . . . . . . . . . . . . .         50,000         5.780        09/05/95         50,000
                                                                                                                        ----------

TOTAL YANKEE CERTIFICATES OF DEPOSIT (cost $50,000). . . . . . . . . .                                                      50,000
                                                                                                                        ----------

CORPORATE BONDS AND NOTES - 15.6%
ABN AMRO Bank (Canada)(MTN). . . . . . . . . . . . . . . . . . . . . .         14,000         5.560        06/05/96         13,962
American General Finance Corp. (MTN) . . . . . . . . . . . . . . . . .         15,940         5.000        06/15/96         15,815
Bankamerica Corp. (MTN). . . . . . . . . . . . . . . . . . . . . . . .         24,000         5.000        06/01/96         23,819
Bank of America, Chicago . . . . . . . . . . . . . . . . . . . . . . .         16,000         5.820        11/06/95         16,002
Bank of America, Chicago (MTN) . . . . . . . . . . . . . . . . . . . .         25,000         5.875        08/15/96         24,971
Bank of New York . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000         6.670        03/07/96         19,979
Barnett Banks, Inc. (MTN). . . . . . . . . . . . . . . . . . . . . . .         40,000         5.790        07/22/96         39,993
Beneficial Corp. (MTN) . . . . . . . . . . . . . . . . . . . . . . . .         43,250         7.450        01/19/96         43,468
Comerica Bank, Detroit (MTN) . . . . . . . . . . . . . . . . . . . . .         14,000         6.180        05/28/96         14,025
FCC National Bank, Wilmington. . . . . . . . . . . . . . . . . . . . .         25,000         5.900        08/21/96         24,974
First National Bank of Boston. . . . . . . . . . . . . . . . . . . . .         25,000         5.750        12/04/95         25,000
General Electric Capital Corp. (MTN) . . . . . . . . . . . . . . . . .          5,000         4.570        10/06/95          4,994
General Electric Capital Corp. (MTN) . . . . . . . . . . . . . . . . .          8,000         6.009        08/28/96          7,998



                                                             Annual Report 11

THE SEVEN SERIES
MONEY MARKET FUND

                                                                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                                                                 August 31, 1995

                                                                             Principal                      Date
                                                                              Amount                         of             Value
                                                                               (000)          Rate        Maturity          (000)
                                                                          --------------------------------------------------------
General Motors Acceptance Corp. (MTN)  . . . . . . . . . . . . . . . .    $     5,000         7.950%       09/06/95     $    5,000
General Motors Acceptance Corp. (MTN). . . . . . . . . . . . . . . . .          5,000         8.750        04/09/96          5,076
IBM Credit Corp. (MTN) . . . . . . . . . . . . . . . . . . . . . . . .         20,000         6.100        05/15/96         19,983
IBM Credit Corp. (MTN) . . . . . . . . . . . . . . . . . . . . . . . .         25,000         6.150        05/31/96         25,056
J.P. Morgan & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . .         40,000         6.200        05/13/96         39,999
J.P. Morgan & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . .         20,000         5.970        08/21/96         19,994
Mellon Financial Co. . . . . . . . . . . . . . . . . . . . . . . . . .         14,000         6.125        11/15/95         14,004
Nationsbank, Dallas (MTN). . . . . . . . . . . . . . . . . . . . . . .         25,000         7.550        01/09/96         25,128
                                                                                                                        ----------

TOTAL CORPORATE BONDS AND NOTES (cost $429,240). . . . . . . . . . . .                                                     429,240
                                                                                                                        ----------

COMMERCIAL PAPER - 6.5%
General Electric Capital Corp. . . . . . . . . . . . . . . . . . . . .         25,000         5.910        09/01/95         25,000
General Motors Acceptance Corp.. . . . . . . . . . . . . . . . . . . .         85,000         5.880        09/01/95         85,000
Glaxo Wellcome PLC . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000         5.798        11/28/95         34,511
GTE Finance Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000         5.864        09/07/95         34,966
                                                                                                                        ----------

TOTAL COMMERCIAL PAPER (cost $179,477) . . . . . . . . . . . . . . . .                                                     179,477
                                                                                                                        ----------

DOMESTIC SHORT-TERM ADJUSTABLE RATE NOTES - 37.8%
American Express Centurion Bank (MTN)(a) . . . . . . . . . . . . . . .         25,000         5.895        12/12/95         25,000
Barnett Banks, Inc. (MTN)(a) . . . . . . . . . . . . . . . . . . . . .         25,000         5.918        02/22/96         24,998
Beneficial Corp. (MTN)(a)  . . . . . . . . . . . . . . . . . . . . . .         50,000         5.800        09/29/95         49,999
Caterpillar Financial Services (MTN)(a)  . . . . . . . . . . . . . . .         30,000         5.875        06/14/96         30,000
Caterpillar Financial Services (MTN)(a)  . . . . . . . . . . . . . . .         20,000         6.038        06/28/96         20,015
CIT Group Holdings, Inc. (a) . . . . . . . . . . . . . . . . . . . . .         50,000         6.000        11/03/95         49,991
Citicorp (MTN)(a). . . . . . . . . . . . . . . . . . . . . . . . . . .         42,020         6.188        12/15/95         42,028
Citicorp (MTN)(a)  . . . . . . . . . . . . . . . . . . . . . . . . . .         15,250         6.138        06/10/96         15,274
Dean Witter Discover & Co. (a) . . . . . . . . . . . . . . . . . . . .          6,270         6.120        12/15/95          6,272
FCC National Bank, Wilmington (a)  . . . . . . . . . . . . . . . . . .         25,000         5.600        11/08/95         24,987
FCC National Bank, Wilmington (a)  . . . . . . . . . . . . . . . . . .          9,850         5.750        02/16/96          9,844
FCC National Bank, Wilmington (a)  . . . . . . . . . . . . . . . . . .          6,000         6.100        03/04/96          6,005
First Fidelity Bancorporation New (a)  . . . . . . . . . . . . . . . .         44,100         5.975        08/02/96         44,134
First National Bank of Boston (a)  . . . . . . . . . . . . . . . . . .         50,000         5.895        11/08/95         50,000
First National Bank of Boston (a)  . . . . . . . . . . . . . . . . . .         20,000         5.968        02/28/96         20,000
Fleet Bank, New York (MTN)(a)  . . . . . . . . . . . . . . . . . . . .         25,000         6.050        10/12/95         24,999
Fleet Financial Group, Inc. (MTN)(a) . . . . . . . . . . . . . . . . .         50,000         5.980        08/19/96         49,981
Ford Motor Credit (MTN)(a) . . . . . . . . . . . . . . . . . . . . . .         15,000         6.800        06/17/96         15,101


12 Annual Report

THE SEVEN SEAS SERIES
MONEY MARKET FUND


                                                                                                  STATEMENT OF NET ASSETS, CONTINUED
                                                                                                                     August 31, 1995

                                                                             Principal                      Date
                                                                              Amount                         of             Value
                                                                               (000)          Rate        Maturity          (000)
                                                                          --------------------------------------------------------
General Electric Capital Corp. (MTN)(a)  . . . . . . . . . . . . . . .    $    44,320         5.700%       05/06/96     $   44,319
General Motors Acceptance Corp. (MTN)(a) . . . . . . . . . . . . . . .         16,500         6.088        02/22/96         16,501
IBM Credit Corp. (MTN)(a)  . . . . . . . . . . . . . . . . . . . . . .         40,000         5.800        09/29/95         39,999
IBM Credit Corp. (MTN)(a)  . . . . . . . . . . . . . . . . . . . . . .         50,000         5.798        10/12/95         49,998
Pepsico, Inc. (MTN)(a) . . . . . . . . . . . . . . . . . . . . . . . .         50,000         5.794        09/20/95         49,997
PNC Bank, Pittsburgh(a). . . . . . . . . . . . . . . . . . . . . . . .         75,000         5.815        08/12/96         74,959
Sears Roebuck & Co. (MTN)(a) . . . . . . . . . . . . . . . . . . . . .         37,500         5.875        11/07/95         37,497
Shawmut Bank (MTN)(a)  . . . . . . . . . . . . . . . . . . . . . . . .         25,000         6.030        06/07/96         25,000
Shawmut Bank (MTN)(a)  . . . . . . . . . . . . . . . . . . . . . . . .         30,000         6.031        06/24/96         29,988
Wachovia Bank (MTN)(a) . . . . . . . . . . . . . . . . . . . . . . . .         25,000         6.000        01/16/96         25,004
Wachovia Bank (MTN)(a) . . . . . . . . . . . . . . . . . . . . . . . .         25,000         5.813        05/31/96         24,998
Wells Fargo & Co. (MTN)(a) . . . . . . . . . . . . . . . . . . . . . .         85,000         6.043        01/25/96         84,994
Westpac Bank Corp. (a) . . . . . . . . . . . . . . . . . . . . . . . .         30,000         6.600        10/06/95         30,004
                                                                                                                        ----------

TOTAL DOMESTIC SHORT-TERM ADJUSTABLE
RATE NOTES (cost $1,041,886) . . . . . . . . . . . . . . . . . . . . .                                                   1,041,886
                                                                                                                        ----------

TIME DEPOSITS - 10.2%
Abbey National Bank. . . . . . . . . . . . . . . . . . . . . . . . . .         50,000         5.813        11/15/95         50,000
Harris Bank & Trust. . . . . . . . . . . . . . . . . . . . . . . . . .         50,000         5.781        09/11/95         50,000
NationsBank. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000         5.750        09/12/95         30,000
Society National Bank. . . . . . . . . . . . . . . . . . . . . . . . .        100,000         5.844        09/01/95        100,000
Svenska Handelsbanken. . . . . . . . . . . . . . . . . . . . . . . . .         50,000         5.813        09/01/95         50,000
                                                                                                                        ----------

TOTAL TIME DEPOSITS (cost $280,000). . . . . . . . . . . . . . . . . .                                                     280,000
                                                                                                                        ----------
UNITED STATES GOVERNMENT AGENCIES - 17.2%
Federal Farm Credit Bank . . . . . . . . . . . . . . . . . . . . . . .         20,000         6.070        06/03/96         19,987
Federal Home Loan Bank(a). . . . . . . . . . . . . . . . . . . . . . .        157,850         5.830        03/14/96        157,745
Federal National Mortgage Association (MTN). . . . . . . . . . . . . .         10,000         5.500        06/12/96          9,968
Federal National Mortgage Association (MTN). . . . . . . . . . . . . .         25,000         5.590        06/21/96         24,951
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         50,000         5.725        10/30/95         49,998
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         75,000         5.600        02/16/96         74,981
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         50,000         6.080        08/13/96         50,059
Student Loan Marketing Association(a). . . . . . . . . . . . . . . . .         25,000         5.850        03/20/96         25,024
Student Loan Marketing Association(a). . . . . . . . . . . . . . . . .         61,580         5.650        07/19/96         61,592
                                                                                                                        ----------

TOTAL UNITED STATES GOVERNMENT AGENCIES (cost $474,305). . . . . . . .                                                     474,305
                                                                                                                        ----------



                                                               Annual Report 13

THE SEVEN SEAS SERIES
MONEY MARKET FUND


                                                                                                  STATEMENT OF NET ASSETS, CONTINUED
                                                                                                                     August 31, 1995

                                                                             Principal                      Date
                                                                              Amount                         of             Value
                                                                               (000)          Rate        Maturity          (000)
                                                                           -------------------------------------------------------
VARIABLE RATE BANK NOTES - 4.8%
Fleet National Bank, Providence(a) . . . . . . . . . . . . . . . . . .     $   50,000         6.050%       09/08/95     $   50,000
Key Bank (MTN)(a). . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000         6.000        09/26/95         24,998
Southtrust Bank(a) . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000         5.875        09/14/95         27,000
Southtrust Bank(a) . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000         5.875        12/08/95         29,998
                                                                                                                        ----------

TOTAL VARIABLE RATE BANK NOTES (cost $131,996) . . . . . . . . . . . .                                                     131,996
                                                                                                                        ----------

TOTAL INVESTMENTS (amortized cost $2,736,725) - 99.4%. . . . . . . . .                                                   2,736,725
                                                                                                                        ----------
REPURCHASE AGREEMENTS - 0.4%
Agreement with HSBC Securities Corp. of $11,352
acquired August 31, 1995 at 5.870% to be repurchased at $11,354 on September 1, 1995, collateralized by
$10,000 FMC Discount Notes
5.640% due 11/27/95 valued at $9,862, and by
$1,750 FMC Discount Notes
5.700% due 10/06/95 valued at $1,740 . . . . . . . . . . . . . . . . .                                                      11,352
                                                                                                                        ----------

TOTAL REPURCHASE AGREEMENTS (cost $11,352) . . . . . . . . . . . . . .                                                      11,352
                                                                                                                        ----------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
(cost $2,748,077)(b) - 99.8% . . . . . . . . . . . . . . . . . . . . .                                                   2,748,077

OTHER ASSETS AND LIABILITIES, NET - 0.2% . . . . . . . . . . . . . . .                                                       4,818
                                                                                                                        ----------

NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . .                                                  $2,752,895
                                                                                                                        ----------
                                                                                                                        ----------



(a)  Adjustable or floating rate security.

(b) The identified cost for federal income tax purposes is the same as shown above.

(MTN) represents Medium Term Note.

The accompanying notes are an integral part of the financial statements.

14 Annual Report

THE SEVEN SEAS SERIES
MONEY MARKET FUND


                                                                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                                                                                     August 31, 1995



ASSETS
Investments at amortized cost which approximates market (Note 2) . . . . . . . . . . . . . . . . . . . . . . .      $2,736,724,978
Repurchase agreements (cost $11,352,000)(Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11,352,000
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 868
Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,064,270
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             238,499
                                                                                                                    --------------
                                                                                                                     2,769,380,615

LIABILITIES
  Payables (Note 4):
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $13,780,958
     Accrued administrative fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              65,962
     Accrued advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,370,702
     Accrued custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             136,887
     Accrued transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              89,848
     Other accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              41,416          16,485,773
                                                                                                   -----------      --------------


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $2,752,894,842
                                                                                                                    --------------
                                                                                                                    --------------

NET ASSETS CONSIST OF:
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (3,963,273)
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,756,858
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,754,101,257
                                                                                                                    --------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $2,752,894,842
                                                                                                                    --------------
                                                                                                                    --------------

Net asset value, offering and redemption price per share
  ($2,752,894,842 divided by 2,756,858,115 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $1.00
                                                                                                                   ---------------
                                                                                                                   ---------------


The accompanying notes are an integral part of the financial statements.

                                                               Annual Report 15


THE SEVEN SEAS SERIES
MONEY MARKET FUND

                                                                                                             STATEMENT OF OPERATIONS
                                                                                           For The Fiscal Year Ended August 31, 1995


INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  160,729,575

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   6,981,114
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             827,164
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             526,837
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             326,928
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              58,135
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             106,578
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,198,500
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             500,683
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             147,476
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           133,268      10,806,683
                                                                                                    --------------  --------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     149,922,892
                                                                                                                    --------------

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . . .         576,551
                                                                                                                    --------------

Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  150,499,443
                                                                                                                    --------------
                                                                                                                    --------------


The accompanying notes are an integral part of the financial statements.

16 Annual Report


THE SEVEN SEAS SERIES
MONEY MARKET FUND

                                                                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Fiscal Years Ended August 31,

                                                                                                    1995               1994
                                                                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $    149,922,892       $  96,352,215
  Net realized gain (loss) from investments. . . . . . . . . . . . . . . . . . . . . . . .             576,551          (4,539,825)
                                                                                              ----------------    ----------------
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . .         150,499,443          91,812,390

Distributions to shareholders from net investment income . . . . . . . . . . . . . . . . .       (149,922,892)         (96,352,215)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . . . . .       (268,477,535)         522,852,735
                                                                                              ----------------    ----------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (267,900,984)         518,312,910
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,020,795,826       2,502,482,916
                                                                                              ----------------    ----------------

NET ASSETS AT END OF YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 2,752,894,842       $3,020,795,826
                                                                                              ----------------    ----------------
                                                                                              ----------------    ----------------

FUND SHARE TRANSACTIONS
  (ON A CONSTANT DOLLAR BASIS):

Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      31,138,940,091      29,516,002,326
Fund shares issued to shareholders in reinvestments of distributions . . . . . . . . . . .         137,268,575          77,271,649
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (31,544,686,201)    (29,070,421,240)
                                                                                              ----------------    ----------------

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (268,477,535)        522,852,735
                                                                                              ----------------    ----------------
                                                                                              ----------------    ----------------

The accompanying notes are an integral part of the financial statements.


                                                               Annual Report 17

THE SEVEN SEAS SERIES
MONEY MARKET FUND

                                                                                                                FINANCIAL HIGHLIGHTS

            The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.

                                               1995       1994       1993       1992       1991       1990       1989       1988++
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
 BEGINNING OF YEAR . . . . . . . . . . .     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income . . . . . . . . .        .0538      .0330      .0320      .0458      .0686     .0817       .0883      .0239
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
 Net investment income . . . . . . . . .       (.0538)    (.0330)    (.0320)    (.0458)    (.0686)    (.0817)    (.0883)    (.0239)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET ASSET VALUE
  END OF YEAR. . . . . . . . . . . . . .     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL RETURN (%)(a). . . . . . . . . . .         5.52       3.35       3.24       4.68      7.08        8.48       9.19       2.41

RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, net,
   to average daily net
   assets (b). . . . . . . . . . . . . .          .39        .36        .33        .35        .37        .37        .43        .44
 Operating expenses, gross,
   to average daily net
   assets (b). . . . . . . . . . . . . .          .39        .36        .38        .35        .38        .43        .51        .63
 Net investment income to
   average daily net assets (b). . . . .         5.37       3.33       3.20       4.40       6.59       8.13       8.97       7.30
 Net assets, end of
   year ($000 omitted) . . . . . . . . .    2,752,895  3,020,796  2,502,483  4,263,057  1,645,428    650,598    442,614    193,777
 Per share amount of fees
   waived ($ omitted). . . . . . . . . .           --         --      .0005         --      .0000      .0005      .0004      .0010


 ++ For the period May 2, 1988 (commencement of operations) to August 31, 1988.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1988 are annualized.


18 Annual Report

THE SEVEN SEAS SERIES
US GOVERNMENT MONEY MARKET FUND


                                                                                                             STATEMENT OF NET ASSETS
                                                                                                                     August 31, 1995

                                                                             Pricipal                       Date
                                                                              Amount                         of             Value
                                                                               (000)          Rate        Maturity*         (000)
                                                                             -----------------------------------------------------
UNITED STATES GOVERNMENT AGENCIES - 64.7%
Federal Farm Credit Bank (MTN)(a). . . . . . . . . . . . . . . . . . .       $ 20,000         5.950%       09/16/96       $ 19,997
Federal Farm Credit Bank Discount Notes. . . . . . . . . . . . . . . .          5,000         6.390        04/17/96          5,003
Federal Home Loan Bank(a). . . . . . . . . . . . . . . . . . . . . . .         15,000         5.920        10/20/95         14,998
Federal Home Loan Bank(a). . . . . . . . . . . . . . . . . . . . . . .         20,000         5.670        03/08/96         19,977
Federal Home Loan Bank(a). . . . . . . . . . . . . . . . . . . . . . .         10,000         5.830        03/14/96          9,993
Federal Home Loan Bank(a). . . . . . . . . . . . . . . . . . . . . . .          5,000         6.030        05/06/96          4,999
Federal Home Loan Bank (MTN)(a). . . . . . . . . . . . . . . . . . . .         10,000         5.750        12/15/95         10,000
Federal Home Loan Bank Discount Notes. . . . . . . . . . . . . . . . .         20,000         6.400        09/18/95         20,005
Federal Home Loan Bank Discount Notes. . . . . . . . . . . . . . . . .          5,000         6.850        02/28/96          5,003
Federal Home Loan Bank Discount Notes. . . . . . . . . . . . . . . . .          5,000         6.210        03/28/96          4,820
Federal Home Loan Mortgage Corp. Discount Notes. . . . . . . . . . . .         10,000         5.670        09/20/95          9,970
Federal Home Loan Mortgage Corp. Discount Notes. . . . . . . . . . . .         10,000         6.840        02/28/96         10,046
Federal Home Loan Mortgage Corp. Discount Notes. . . . . . . . . . . .         10,000         6.005        05/13/96          9,989
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         10,000         5.725        10/30/95         10,000
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         20,000         5.788        01/19/96         19,996
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         15,000         5.950        02/09/96         14,997
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         20,000         5.600        02/16/96         19,998
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         20,000         5.700        08/16/96         19,989
Federal National Mortgage Association (MTN)(a) . . . . . . . . . . . .         15,000         5.860        08/16/96         14,992
Federal National Mortgage Association Discount Notes . . . . . . . . .          5,000         5.600        02/12/96          4,872
Federal National Mortgage Association Discount Notes . . . . . . . . .         10,000         6.460        03/27/96         10,013
Federal National Mortgage Association Discount Notes . . . . . . . . .          8,000         5.500        06/12/96          7,974
Federal National Mortgage Association Discount Notes . . . . . . . . .         15,000         5.590        06/21/96         14,970
Student Loan Marketing Association(a). . . . . . . . . . . . . . . . .          8,000         5.670        02/08/96          7,999
Student Loan Marketing Association(a). . . . . . . . . . . . . . . . .         10,250         5.650        07/19/96         10,254
Student Loan Marketing Association(a). . . . . . . . . . . . . . . . .         11,000         5.875        11/27/96         11,036
Student Loan Marketing Association (MTN)(a). . . . . . . . . . . . . .          5,000         5.705        07/01/96          4,997
                                                                                                                          --------

TOTAL UNITED STATES GOVERNMENT AGENCIES (Cost $316,887). . . . . . . .                                                     316,887
                                                                                                                          --------

UNITED STATES GOVERNMENT TREASURIES - 7.0%
United States Treasury Bills . . . . . . . . . . . . . . . . . . . . .         25,000         5.580        09/21/95         24,923
United States Treasury Bills . . . . . . . . . . . . . . . . . . . . .         10,000         5.460        07/25/96          9,503
                                                                                                                          --------

TOTAL UNITED STATES GOVERNMENT TREASURIES (cost $34,426) . . . . . . .                                                      34,426
                                                                                                                          --------

TOTAL INVESTMENTS (amortized cost $351,313) - 71.7%. . . . . . . . . .                                                     351,313
                                                                                                                          --------


                                                               Annual Report 19

THE SEVEN SEAS SERIES
US GOVERNMENT MONEY MARKET FUND


                                                                                                  STATEMENT OF NET ASSETS, CONTINUED
                                                                                                                     August 31, 1995

                                                                                                                           Value
                                                                                                                           (000)
                                                                                                                         ---------
REPURCHASE AGREEMENTS - 33.5%
Agreement with Donaldson, Lufkin & Jenrette Securities Corp. of $14,213
  acquired August 31, 1995 at 5.875% to be repurchased at $14,215 on September 1, 1995, collateralized by:
     $9,747 United States Treasury Bonds,
     11.250% due 02/15/15 valued at $14,523. . . . . . . . . . . . . . . . . . .                                         $  14,213
Agreement with HSBC Securities, Inc. of $100,000
  acquired August 31, 1995 at 5.850% to be repurchased at $100,016 on September 1, 1995, collateralized by:
     $103,545 Federal National Mortgage Association Discount Notes,
      5.700% due 12/08/95 valued at $101,962 . . . . . . . . . . . . . . . . . .                                           100,000
Agreement with HSBC Securities, Inc. of $20,000
  acquired August 31, 1995 at 5.870% to be repurchased at $20,003 on September 1, 1995, collateralized by:
     $5,000 Federal National Mortgage Association Discount Notes,
     5.620% due 10/25/95 valued at $4,957, and by
     $5,525 Federal National Mortgage Association Discount Notes,
     5.670% due 09/14/95 valued at $5,513, and by
     $10,000 FMC Discount Notes,
     5.670% due 09/20/95 valued at $9,969. . . . . . . . . . . . . . . . . . . .                                            20,000
Agreement with UBS Securities, Inc. of $30,000
  acquired August 31, 1995 at 5.830% to be repurchased at $30,005 on September 1, 1995, collateralized by:
     $29,460 United States Treasury Notes,
     7.125% due 02/15/23 valued at $30,693 . . . . . . . . . . . . . . . . . . .                                            30,000
                                                                                                                           -------

TOTAL REPURCHASE AGREEMENTS (cost $164,213). . . . . . . . . . . . . . . . . . .                                           164,213
                                                                                                                         ---------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
(cost $515,526)(b) - 105.2%. . . . . . . . . . . . . . . . . . . . . . . . . . .                                           515,526

OTHER ASSETS AND LIABILITIES, NET - (5.2%) . . . . . . . . . . . . . . . . . . .                                           (25,388)
                                                                                                                         ---------

NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         $ 490,138
                                                                                                                         ---------
                                                                                                                         ---------

  * The interest rate for all securities with a maturity greater than 13 months has an automatic reset feature resulting in an effective maturity of 13 months or less.

(a)  Adjustable or floating rate security.

(b) The identified cost for federal income tax purposes is the same as shown above.

(MTN) represents Medium Term Note.

The accompanying notes are an integral part of the financial statements.


20 Annual Report

THE SEVEN SEAS SERIES
US GOVERNMENT MONEY MARKET FUND
                                                                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                                                                                     August 31, 1995
ASSETS
  Investments at amortized cost which approximates market (Note 2) . . . . . . . . . . . . . . . . . . . . . .       $ 351,312,567
  Repurchase agreements (cost $164,213,000)(Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         164,213,000
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 173
  Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,315,994
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 572
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,472
                                                                                                                  ----------------

                                                                                                                       517,843,778
LIABILITIES
  Payables (Note 4):
     Investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 24,922,500
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,270,513
     Accrued administrative fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              10,964
     Accrued advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             373,511
     Accrued custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              33,373
     Accrued distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              24,128
     Accrued transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              12,004
     Other accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              59,237          27,706,230
                                                                                              ----------------    ----------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 490,137,548
                                                                                                                  ----------------
                                                                                                                  ----------------

NET ASSETS CONSIST OF:
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   (158,819)
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             490,296
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         489,806,071
                                                                                                                  ----------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 490,137,548
                                                                                                                  ----------------
                                                                                                                  ----------------

Net asset value, offering and redemption price per share
  ($490,137,548 divided by 490,296,367 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $1.00
                                                                                                                  ----------------
                                                                                                                  ----------------


The accompanying notes are an integral part of the financial statements.


                                                               Annual Report 21

THE SEVEN SEAS SERIES
US GOVERNMENT MONEY MARKET FUND


                                                                                                          STATEMENT OF OPERATIONS
                                                                                        For the Fiscal Year Ended August 31, 1995
INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  22,484,926

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $        970,313
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             113,825
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             111,647
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              87,798
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              26,365
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              82,986
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              81,770
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              18,537
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             127,241
  Amortization of deferred organization expenses . . . . . . . . . . . . . . . . . . . . .               2,971
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              19,691           1,643,144
                                                                                              ----------------    ----------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,841,782
                                                                                                                  ----------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
Net realized gain (loss) from investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . .             101,628
                                                                                                                  ----------------

Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  20,943,410
                                                                                                                  ----------------
                                                                                                                  ----------------



The accompanying notes are an integral part of the financial statements.


22 Annual Report

THE SEVEN SEAS SERIES
US GOVERNMENT MONEY MARKET FUND

                                                                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Fiscal Years Ended August 31,

                                                                                                    1995                1994
                                                                                               ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    20,841,782     $     9,806,585
  Net realized gain (loss) from investments. . . . . . . . . . . . . . . . . . . . . . . .             101,628            (260,447)
                                                                                               ----------------    ----------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . .          20,943,410           9,546,138

Distributions to shareholders from net investment income . . . . . . . . . . . . . . . . .         (20,841,782)         (9,806,585)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . . . . .         238,870,688         114,289,979
                                                                                               ----------------    ----------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         238,972,316         114,029,532
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         251,165,232         137,135,700
                                                                                               ----------------    ----------------

NET ASSETS AT END OF YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   490,137,548     $   251,165,232
                                                                                               ----------------    ----------------
                                                                                               ----------------    ----------------

FUND SHARE TRANSACTIONS
    (ON A CONSTANT DOLLAR BASIS):

Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,109,979,137       3,667,258,571
Fund shares issued to shareholders in reinvestments of distributions . . . . . . . . . . .          13,741,104           8,738,216
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (4,884,849,553)     (3,561,706,808)
                                                                                               ----------------    ----------------

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         238,870,688         114,289,979
                                                                                               ----------------    ----------------
                                                                                               ----------------    ----------------




The accompanying notes are an integral part of the financial statements.


                                                              Annual Report 23

THE SEVEN SEAS SERIES
US GOVERNMENT MONEY MARKET FUND


                                                                                                                FINANCIAL HIGHLIGHTS
          The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.


                                                    1995       1994       1993       1992       1991++
                                                  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE,
  BEGINNING OF YEAR. . . . . . . . . . . . .      $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                  ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income. . . . . . . . . . .         .0528      .0324      .0304      .0441      .0302
                                                  ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . .        (.0528)    (.0324)    (.0304)    (.0441)    (.0302)
                                                  ---------  ---------  ---------  ---------  ---------

NET ASSET VALUE,
  END OF YEAR. . . . . . . . . . . . . . . .      $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------

TOTAL RETURN (%)(a). . . . . . . . . . . . .        5.38       3.30       3.08       4.49       3.06

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets (b) . . . . . . . . . .         .42        .38        .39        .41        .23
  Operating expenses, gross, to average
    daily net assets (b) . . . . . . . . . .         .42        .39        .46        .42        .43
  Net investment income to average
    daily net assets (b) . . . . . . . . . .        5.37       3.27       3.04       4.26       5.94
  Net assets, end of
    year ($000 omitted). . . . . . . . . . .     490,138    251,165    137,136    156,707     94,646
  Per share amount of fees
    waived ($ omitted) . . . . . . . . . . .        --         --         --        .0001      .0011
  Per share amount of fees
    reimbursed ($ omitted) . . . . . . . . .        --        .0001      .0007       --         --




++  For the period March 1, 1991 (commencement of operations) to
    August 31, 1991.

(a)  Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1991 are annualized.


24 Annual Report

THE SEVEN SEAS SERIES
MONEY MARKET AND
US GOVERNMENT MONEY MARKET FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995


1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on two portfolios (collectively, the "Funds"), The Seven Seas Series Money Market Fund (the "Money Market Fund") and The Seven Seas Series US Government Money Market Fund (the "Government Money Market Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The Investment Company has available Class B and Class C shares of the Funds as of August 15, 1994; however, shares have not been offered on these classes as of the date of these financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Funds in the preparation of these financial statements.

     SECURITY VALUATION: The Funds' portfolio investments are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

     INVESTMENT INCOME: Interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Funds, accordingly, paid no federal income taxes and no federal income tax provision was required. At August 31, 1995, the Money Market and Government Money Market Funds had net tax basis capital loss carryovers of $4,159,322 and $157,456, respectively, which may be applied against any realized net taxable gains in each succeeding year or until their expiration date of August 31, 2003. In addition, as permitted by tax regulations, the Money Market Fund intends to defer a net realized capital loss of $5,844 incurred from November 1, 1994 to August 31, 1995, and treat it as arising in fiscal year 1996.


                                                              Annual Report 25

THE SEVEN SEAS SERIES
MONEY MARKET AND
US GOVERNMENT MONEY MARKET FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Government Money Market Fund has incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

     REPURCHASE AGREEMENTS: The Funds may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby each Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Funds' Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

3.   SECURITIES TRANSACTIONS
     INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases, sales, and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Money Market Fund aggregated to $60,069,833,883, $272,141,786 and
     $59,192,227,000, respectively.

     For the fiscal year ended August 31, 1995, purchases, sales, and maturities of US Government and Agency obligations, excluding repurchase agreements, for the Funds aggregated to the following:



                                  Purchases         Sales            Maturities
                               --------------   --------------    --------------
Money Market Fund              $  979,871,669   $  478,077,610    $  909,223,906
Government Money Market Fund    1,312,012,722      135,309,742     1,046,405,000


     SECURITIES LENDING: Each Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. Each Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured


26 Annual Report

THE SEVEN SEAS SERIES
MONEY MARKET AND
US GOVERNMENT MONEY MARKET FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     by non-cash collateral, brokers pay the Funds negotiated lenders' fees, which are divided between each fund and its lending agent, and are included as interest income to the Funds. Income generated from the investment of cash collateral is also divided between each Fund and its lending agent, and is included as interest income to the Funds. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES

     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of their average daily net assets. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Funds pay fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts


                                                               Annual Report 27

THE SEVEN SEAS SERIES
MONEY MARKET AND
US GOVERNMENT MONEY MARKET FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995



     related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the funds (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.


28 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts  02110
(617) 654-6089

--------------------------------------------------------------------------------

TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President,
  Treasurer and Director of Operations
  J. David Griswold, Vice President
  and Secretary

INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDERS INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)

DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts 02110
  (617) 654-6089

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402

LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109


                                                               Annual Report 29

                THE SEVEN SEAS SERIES FUND -Registered Trademark-





                                  July 31, 1995





                                TABLE OF CONTENTS




                                                                            Page
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . .    3

Short Term Government Securities Fund Financial Statements . . . . . . . .    4

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . .    7

Fund Management and Service Providers. . . . . . . . . . . . . . . . . . .   10



This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund -Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of operations for the eleven months ended July 31, 1995, the statements of changes in net assets for the eleven months ended July 31, 1995 and for the fiscal year ended August 31, 1994, and the financial highlights for the eleven months ended July 31, 1995, for each of the two fiscal years in the period ended August 31, 1994 and for the period April 15, 1992 (commencement of operations) to August 31, 1992, of The Seven Seas Series Short Term Government Securities Fund (the "Fund"). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Fund referred to above present fairly, in all material respects, the results of its operations for the eleven months ended July 31, 1995 the changes in its net assets for the eleven months ended July 31, 1995, and for the fiscal year ended August 31, 1994, and the financial highlights for the eleven months ended July 31, 1995, for each of the two fiscal years in the period ended August 31, 1994 and for the period April 15, 1992 (commencement of operations) to August 31, 1992, in conformity with generally accepted accounting principles.

Boston, Massachusetts              /s/ Coopers & Lybrand L.L.P.
October 13, 1995


                                                          Final Annual Report  3

THE SEVEN SEAS SERIES
SHORT TERM GOVERNMENT SECURITIES FUND

                                                         STATEMENT OF OPERATIONS
                                       For the Eleven Months Ended July 31, 1995

INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   685,835


Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . .   $   56,811
  Administrative fees. . . . . . . . . . . . . . . .        3,341
  Custodian fees . . . . . . . . . . . . . . . . . .       17,228
  Distribution fees. . . . . . . . . . . . . . . . .       18,265
  Professional fees. . . . . . . . . . . . . . . . .       15,131
  Registration fees. . . . . . . . . . . . . . . . .       17,504
  Shareholder servicing fees . . . . . . . . . . . .        9,103
  Transfer agent fees. . . . . . . . . . . . . . . .        3,582
  Trustees' fees . . . . . . . . . . . . . . . . . .          688
  Amortization of deferred organization expenses . .        2,292
  Miscellaneous. . . . . . . . . . . . . . . . . . .        2,532
                                                      -----------
  Expenses before waivers and reimbursements . . . .      146,477
  Expenses waived. . . . . . . . . . . . . . . . . .      (28,839)
  Expenses reimbursed by Adviser . . . . . . . . . .      (19,149)       98,489
                                                      -----------   -----------

Net investment income. . . . . . . . . . . . . . . . . . . . . . .      587,346
                                                                    -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . . .     (519,658)
Net change in unrealized appreciation or depreciation of
  investments. . . . . . . . . . . . . . . . . . . . . . . . . . .      259,201
                                                                    -----------
Net gain (loss) on investments . . . . . . . . . . . . . . . . . .     (260,457)
                                                                    -----------
Net increase (decrease) in net assets resulting from operations. .  $   326,889
                                                                    -----------
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

4  Final Annual Report

THE SEVEN SEAS SERIES
SHORT TERM GOVERNMENT SECURITIES FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE ELEVEN   FOR THE FISCAL
                                                                              MONTHS ENDED     YEAR ENDED
                                                                             JULY 31, 1995   AUGUST 31, 1994
                                                                             -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . $     587,346   $   1,184,233
  Net realized gain (loss) from investments. . . . . . . . . . . . . . . . .      (519,658)       (115,520)
  Net change in unrealized appreciation
    or depreciation of investments . . . . . . . . . . . . . . . . . . . . .       259,201        (622,664)
                                                                             -------------   -------------
Net increase (decrease) in net assets resulting from operations. . . . . . .       326,889         446,049

Distributions to shareholders:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .      (587,346)     (1,184,233)
  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . .            --        (465,844)
  In excess of net realized gain on investments. . . . . . . . . . . . . . .            --        (257,170)
Increase (decrease) in net assets from Fund share transactions . . . . . . .   (25,459,685)     (8,292,218)
                                                                             -------------   -------------
INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . .   (25,720,142)     (9,753,416)
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . .    25,720,142      35,473,558
                                                                             -------------   -------------
NET ASSETS AT END OF YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . $          --   $  25,720,142
                                                                             -------------   -------------
                                                                             -------------   -------------


FUND SHARE TRANSACTIONS                                1995                              1994
                                          ------------------------------    ------------------------------
                                              SHARES          AMOUNT            SHARES          AMOUNT
                                          -------------    -------------    -------------    -------------
Fund shares sold . . . . . . . . . . .        1,898,412    $  18,155,076        2,868,828    $  28,111,301
Fund shares issued to shareholders
  in reinvestments of distributions. .           57,704          551,152          183,942        1,822,735
Fund shares redeemed . . . . . . . . .       (4,617,672)     (44,165,913)      (3,858,056)     (38,226,254)
                                          -------------    -------------    -------------    -------------
Net increase (decrease). . . . . . . .       (2,661,556)   $ (25,459,685)        (805,286)   $  (8,292,218)
                                          -------------    -------------    -------------    -------------
                                          -------------    -------------    -------------    -------------



The accompanying notes are an integral part of the financial statements.



                                                          Final Annual Report  5

THE SEVEN SEAS SERIES
SHORT TERM GOVERNMENT SECURITIES FUND

                                                            FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                               1995+          1994           1993          1992++
                                                            ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . .  $     9.66     $    10.23     $    10.21     $    10.00
                                                            ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . .         .38            .43            .45            .18
  Net realized and unrealized gain (loss) on investments .         .05           (.31)           .05            .17
                                                            ----------     ----------     ----------     ----------
  Total From Investment Operations . . . . . . . . . . . .         .43            .12            .50            .35
                                                            ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . .        (.38)          (.43)          (.46)          (.14)
  Net realized gain on investments . . . . . . . . . . . .          --           (.17)          (.02)            --
  In excess of net realized gain on investments. . . . . .          --           (.09)            --             --
                                                            ----------     ----------     ----------     ----------
  Total Distributions. . . . . . . . . . . . . . . . . . .        (.38)          (.69)          (.48)          (.14)
                                                            ----------     ----------     ----------     ----------
LIQUIDATION VALUE. . . . . . . . . . . . . . . . . . . . .       (9.71)            --             --             --
                                                            ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . .  $       --     $     9.66     $    10.23     $    10.21
                                                            ----------     ----------     ----------     ----------
                                                            ----------     ----------     ----------     ----------
TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . .        4.99(d)        1.28           5.06           3.49

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets (b) . . . . . . . . . . . . . . . . .       .87(d)(e)        .70            .57(c)         .51
  Operating expenses, gross, to average
    daily net assets (b) . . . . . . . . . . . . . . . . .      1.29(d)(e)        .96            .82            .77
  Net investment income to average
    daily net assets (b) . . . . . . . . . . . . . . . . .      5.19(d)          4.58           4.13(c)        4.53
  Portfolio turnover (b) . . . . . . . . . . . . . . . . .    191.81(d)        279.07          69.09          96.54
  Net assets, end of year ($000 omitted) . . . . . . . . .          --         25,720         35,474         55,118
  Per share amount of fees waived ($ omitted). . . . . . .     .0185(d)(e)      .0244          .0280          .0104


   +  For the eleven months ended July 31, 1995.
   ++ For the period April 15, 1992 (commencement of operations) to August 31,
      1992.
  (a) Periods less than one year are not annualized.
  (b) The ratios for the eleven months ended July 31, 1995 and the period ending August 31, 1992 are annualized.
  (c) The ratios for operating expenses, net, and net investment income for the fiscal year ended August 31, 1993 were incorrectly reported as .64% and 4.62%, respectively.
  (d) For the nine months of investment activity ended May 31, 1995.
  (e) See Note 4.



6  Final Annual Report

THE SEVEN SEAS SERIES
SHORT TERM GOVERNMENT SECURITIES FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                       For the Eleven Months Ended July 31, 1995

1. ORGANIZATION
   The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of July 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Short Term Government Securities Fund (the "Fund"). The Fund has undergone a planned liquidation and as of May 31, 1995, the Fund ceased investment operations. A vote of the Board of Trustees was held on July 17, 1995 to remove the Fund from the Master Trust Agreement that became effective on July 31, 1995. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies were consistently followed by the Fund in the preparation of these financial statements.

   SECURITIES TRANSACTIONS: Securities transactions were recorded on a trade date basis. Realized gains and losses from securities transactions were recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income was recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts were accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts were amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   The Fund qualified as a regulated investment company and distributed all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declared and recorded dividends on net investment income daily and paid them monthly. Capital gain distributions, if any, were generally declared and paid annually.

   The timing and characterization of certain income and capital gains distributions were determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may have differed significantly from distributions during such period. The differences


                                                          Final Annual Report  7

THE SEVEN SEAS SERIES
SHORT TERM GOVERNMENT SECURITIES FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                       For the Eleven Months Ended July 31, 1995

   between tax regulations and GAAP primarily related to investments in options, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may have periodically made reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Expenses such as advisory, custodian, transfer agent, distribution, shareholder servicing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, printing, and professional fees are allocated among all funds principally based on their relative net assets.

   DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs were deferred and amortized ratably, until cessation of operations, over a 60 month period on a straight-line basis.

3. SECURITIES TRANSACTIONS
   For the nine months of investment activity ended May 31, 1995, purchases and sales of US Government and Agency obligations, excluding short-term investments and repurchase agreements, aggregated to $20,763,355 and $42,959,587, respectively.

4. RELATED PARTIES
   The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directed the investment of the Fund in accordance with the investment objectives, policies, and limitations. For these services, the Fund paid a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .50% of its average daily net assets. For the eleven months ended July 31, 1995, the Adviser voluntarily agreed to waive a portion of its advisory fee to the Fund, which amounted to $27,916. For the period May 12, 1995 to July 31, 1995, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. For this period, reimbursements to the Fund amounted to $19,149.

   The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. For the eleven months ended July 31, 1995, the Adviser voluntarily waived a portion of its custodial fee to the Fund, which amounted to $923.

   The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the funds pay fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of each fund's shares held by or for customers of Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.


8  Final Annual Report

THE SEVEN SEAS SERIES
SHORT TERM GOVERNMENT SECURITIES FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                       For the Eleven Months Ended July 31, 1995

   Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

   Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion and - .05%; over $1 billion - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Funds' Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based fee determined in (i));
   (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

   The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.


                                                          Final Annual Report  9

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts  02110
(617) 654-6089

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President
   Margaret L. Barclay, Senior Vice President
      Treasurer and Director of Operations
   J. David Griswold, Vice President
      and Secretary

INVESTMENT ADVISER
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts  02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts  02171
   (800) 64-7SEAS (77327)

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   Two International Place, 35th Floor
   Boston, Massachusetts  02110
   (617) 654-6089

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington  98402

LEGAL COUNSEL
   Goodwin, Procter & Hoar
   Exchange Place
   Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   One Post Office Square
   Boston, Massachusetts  02109


10  Final Annual Report

                           THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                AUGUST 31, 1995

                                TABLE OF CONTENTS


                                                              Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . .    8

Matrix Equity Fund Financial Statements. . . . . . . . . . .    9

Notes to Financial Statements. . . . . . . . . . . . . . . .   16

Tax Information. . . . . . . . . . . . . . . . . . . . . . .   20

Fund Management and Service Providers. . . . . . . . . . . .   21

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operation of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN




DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Matrix Equity Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,

Nicholas A. Lopardo
Chairman and Chief Executive Officer

4 Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS

                                  [PHOTOGRAPH]
                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. Douglas Holmes, Managing Director, has been the portfolio manager primarily responsible for investment decisions regarding the Matrix Equity Fund since its inception in May 1992. Mr. Holmes has been with State Street since 1984 and has managed State Street's matrix portfolios for the past five years. There are four other portfolio managers who work with Mr. Holmes in managing the Fund.


                                                                 Annual Report 5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION


                                    [CHART]

                         GROWTH OF A $10,000 INVESTMENT

Yearly Periods                               S&P 500-Trademark-
Ending August 31     Matrix Equity Fund            Index**
----------------     ------------------      ------------------
Inception*                $10,000                 $10,000
1992                      $ 9,780                 $10,098
1993                      $12,152                 $11,629
1994                      $12,687                 $12,262
1995                      $15,074                 $14,906



For the fiscal year ended August 31, 1995, the Seven Seas Series Matrix Equity Fund had a total return of 18.81% as compared to the S&P-Registered Trademark-500 Index results of 21.56%. The S&P 500 outperformed the Fund because of the large cap bias in the benchmark which was not mirrored in the Fund. However, the Fund's return remained strong because the Fund was fully invested throughout the period and the stock selection in the technology sector proved successful.

The stock market rally over the past year has been dominated by large cap growth stocks. However, this trend began to weaken as smaller cap stocks outperformed larger cap stocks in June, July, and August of 1995. In the S&P 500 Index, the technology sector was the best performing sector over the past fiscal year. Led by Intel Corp., Microsoft and IBM, the sector returned a dramatic 47.81%. This was followed closely by the health care sector which produced an equally impressive return of 35.21%.

The market shocked a number of investors with the rise in stock prices starting in December 1994, and a string of positive returns for nine straight months until the fiscal year ended. In the last part of 1994 the consensus was that most, if not all, of potential earnings were reflected in the market with the Dow Jones Industrial Average at the 3700 level. Therefore, many believed that the earnings reports would be less than spectacular and that the multiples were already high. Generally, this consensus was inaccurate and the Matrix Fund benefited from the pessimism of the majority.

SEVEN SEAS SERIES
   MATRIX EQUITY FUND


Period Ended              Growth of             Total
08/31/95                   $10,000             Return
--------                  --------            --------
1 Year                    $11,881              18.81%
Inception                 $15,074              13.15%+


STANDARD & POOR'S-Registered Trademark-
   500 COMPOSITE STOCK PRICE INDEX

Period Ended             Growth of             Total
08/31/95                  $10,000              Return
--------                  --------            --------
1 Year                    $12,156              21.56%
Inception                 $14,906              12.72%+


* The Fund commenced operations on May 4, 1992. Index comparison began May 1, 1992.

** The Standard & Poor's-Registered Trademark- 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+  Annualized.


6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION



Technology stocks had a spectacular return in the first eight months of 1995. The Fund held a weight that was similar to the weight of technology stocks in the S&P 500 Index. This neutral industry weight is applied across all industries. The Fund's strong performance compared to the benchmark was achieved by buying the best stocks on an industry-by-industry basis as opposed to overweighting and underweighting sectors.

The Matrix ranking process ranks securities on both a value and a growth measure. The combination of both these rankings create an expected return for each stock. Historically, this expected return has been an accurate predictor of returns which allowed the Fund to outperform the S&P 500 Index after all costs. However, this past year our growth measure did not lead us to the best growth stocks. The value measure remains accurate allowing us to pick value stocks within a sector successfully.

In summary, this past year has demonstrated the benefit of using both growth and value measures to select securities as well as the discipline of maintaining characteristics and industry weights similar to the S&P 500 Index. The Fund was able to benefit from the rise in the market as a whole and participated in the advance of those specific areas, technology and large cap stocks, where the greatest returns were realized.
                    -----------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Matrix Equity Fund (the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period May 4, 1992 (commencement of operations) to August 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period May 4, 1992 (commencement of operations) to August 31, 1992 in conformity with generally accepted accounting principles.


                                                 /s/  COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                                 STATEMENT OF NET ASSETS
                                                         August 31, 1995


                                                      NUMBER    MARKET
                                                        OF       VALUE
                                                      SHARES     (000)
                                                    --------   -------
COMMON STOCKS - 96.5%
BASIC INDUSTRIES - 7.2%
Allegheny Ludlum Corp.                                 5,800   $   122
Arco Chemical Co.                                      2,600       125
Boise Cascade Corp.                                   21,900       939
Cleveland-Cliffs, Inc.                                   200         9
Consolidated Papers, Inc.                              7,400       448
du Pont (E.I.) de Nemours & Co.                       58,500     3,824
Kimberly-Clark Corp.                                   5,000       319
Magma Copper Co. New (a)                              38,100       695
Morton International, Inc.                            97,900     3,182
P.H. Glatfelter Co.                                   15,100       340
Phelps Dodge Corp.                                     1,100        70
Reynolds Metals Co.                                      900        54
Sonoco Products Co.                                    5,200       140
Temple-Inland, Inc.                                   32,400     1,677
Union Camp Corp.                                      38,000     2,161
Westvaco Corp.                                         4,700       207
                                                              --------

                                                                14,312
                                                              --------
CAPITAL GOODS - 7.8%
Browning-Ferris Industries, Inc.                      56,200     1,890
Cummins Engine Co., Inc.                               2,600       102
Dover Corp.                                            8,900       710
Emerson Electric Co.                                  38,600     2,755
General Electric Co.                                  30,000     1,766
Johnson Controls, Inc.                                15,000       913
Millipore Corp.                                      118,600     4,136
Parker-Hannifin Corp.                                 59,900     2,374
TRINOVA Corp.                                         21,400       786
                                                              --------

                                                                15,432
                                                              --------
CONSUMER BASICS - 18.4%
Albertson's, Inc.                                     21,300       679
American Brands, Inc.                                 16,500       693
Amgen, Inc. (a)                                       26,600     1,273
Archer-Daniels-Midland Co.                            18,874       314
Becton, Dickinson & Co.                                3,600       203
Bristol-Myers Squibb Co.                              82,200     5,641
Campbell Soup Co.                                     62,500     2,859
Clorox Co.                                            14,900     1,008
Coca-Cola Co. (The)                                   55,400     3,559
CPC International, Inc.                                5,600       352
Heinz (H.J.) Co.                                      16,100       682
Hershey Foods Corp.                                    2,200       132
Johnson & Johnson                                     85,500     5,900
Medicine Shoppe International, Inc.                   21,500       922
Merck & Co., Inc.                                     65,000     3,242
Mylan Laboratories, Inc.                               7,950       182
PepsiCo, Inc.                                          5,900       267
Pfizer, Inc.                                           8,200       405
Philip Morris Cos., Inc.                              33,500     2,500
Procter & Gamble Co.                                  22,300     1,547
Sara Lee Corp.                                        60,300     1,673
Snap-On Tools Corp.                                   53,900     2,210
UST Corp.                                              6,100       166
Whitman Corp.                                          2,400        48
                                                              --------

                                                                36,457
                                                              --------
CONSUMER DURABLES - 1.6%
Lancaster Colony Corp.                                 7,310       250
Leggett & Platt, Inc.                                 42,000     2,032
PACCAR, Inc.                                          16,400       800
                                                              --------

                                                                 3,082
                                                              --------
CONSUMER NON-DURABLES - 6.8%
Anheuser-Busch Cos., Inc.                              2,300       131
CPI Corp.                                             13,400       270
Dillard Department Stores, Inc.
Class A                                               14,800       457
Federated Department
Stores, Inc. (a)                                     136,100     3,675
Longs Drug Stores Corp.                                  300        11
Mattel, Inc.                                          71,600     2,076


                                                            Annual Report 9

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

STATEMENT OF NET ASSETS, CONTINUED
August 31, 1995



                                                     NUMBER    MARKET
                                                       OF       VALUE
                                                     SHARES     (000)
                                                    --------  --------
Newell Co.                                           102,900  $  2,573
Rite Aid Corp.                                       107,300     3,004
Ross Stores, Inc.                                        900        14
SuperValu, Inc.                                        3,600       107
Walgreen Co.                                          46,300     1,135
                                                              --------

                                                                13,453
                                                              --------

CONSUMER SERVICES - 3.2%
Hilton Hotels Corp.                                   53,000     3,525
King World Productions, Inc. (a)                      17,200       654
Luby's Cafeterias, Inc.                               21,100       419
Southwest Airlines Co.                                52,800     1,366
Wendy's International, Inc.                           16,100       316
                                                              --------

                                                                 6,280
                                                              --------
ENERGY - 7.6%
Amoco Corp.                                           29,750     1,897
Atlantic Richfield Co.                                27,810     3,035
Chevron Corp.                                            850        41
Exxon Corp.                                           84,900     5,837
Halliburton Co.                                        1,100        47
Mobil Corp.                                           39,900     3,800
Smith International, Inc.  (a)                         7,100       124
USX-Marathon Group                                    17,100       352
                                                              --------

                                                                15,133
                                                              --------
FINANCE - 11.4%
AFLAC, Inc.                                           43,900     1,794
Allstate Corp.                                        52,401     1,775
American General Corp.                                20,500       723
Bank of Boston Corp.                                  16,400       722
BankAmerica Corp.                                     90,600     5,119
Bear Stearns Cos., Inc.                               12,500       258
Chemical Banking Corp.                                32,600     1,899
Chubb Corp. (The)                                      5,700       520
CIGNA CORP.                                            9,900       958
Edwards (A.G.), Inc.                                  21,200       517
Equitable Companies, Inc.                              5,200       134
Federal National Mortgage Association                  4,400       420
FINOVA Group, Inc.                                       300        12
First Bank System, Inc.                                2,800       128
First Empire State Corp.                                 400        73
Franklin Resources, Inc.                              37,200     2,046
GEICO Corp.                                            1,300        89
Golden West Financial Corp.                            1,600        76
Marsh & McLennan Cos., Inc.                            5,400       445
NationsBank Corp.                                     51,600     3,167
Reliastar Financial Corp.                             17,600       669
SAFECO Corp.                                             100         6
SouthTrust Corp.                                       9,200       236
Star Banc Corp.                                        5,900       313
Transamerica Corp.                                       500        34
Wachovia Corp.                                         2,100        83
West One Bancorp                                       7,900       320
                                                              --------

                                                                22,536
                                                              --------

GENERAL BUSINESS - 7.3%
Automatic Data Processing, Inc.                       41,600     2,704
Gannett Co., Inc.                                     10,300       551
Interpublic Group Cos., Inc.                          45,200     1,757
SBC Communications, Inc.                              94,200     4,769
Tribune Co.                                           37,100     2,486
Viacom, Inc. Class A (a)                               3,200       156
Washington Post Co. Class B                            6,900     1,982
                                                              --------

                                                                14,405
                                                              --------

TECHNOLOGY - 11.7%
AMP, Inc.                                             95,200     3,868
COMPAQ Computer Corp. (a)                             12,000       573
Conner Peripherals, Inc. (a)                           5,100        68
General Dynamics Corp.                                57,400     3,021


10 Annual Report

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND
                                           STATEMENT OF NET ASSETS, CONTINUED
                                                              August 31, 1995

                                                     NUMBER    MARKET
                                                       OF       VALUE
                                                     SHARES     (000)
                                                    --------  --------
Hewlett-Packard Co.                                   69,200  $  5,536
Honeywell, Inc.                                       35,200     1,540
International Business Machines Corp.                 35,100     3,628
Longview Fibre Co.                                    10,700       173
Northrop Grumman Corp.                                38,100     2,319
Oracle Systems Corp. (a)                              47,200     1,888
Texas Instruments, Inc.                                1,300        97
Textron, Inc.                                          7,800       534
                                                              --------

                                                                23,245
                                                              --------

TRANSPORTATION - 3.3%
Conrail, Inc.                                         26,500     1,782
GATX Corp.                                            16,700       862
Illinois Central Corp.                                17,200       660
Navistar International Corp. (a)                     137,900     1,793
Tidewater, Inc.                                       61,100     1,512
                                                              --------

                                                                 6,609
                                                              --------

UTILITIES - 10.2%
Ameritech Corp.                                      102,700     5,263
Bell Atlantic Corp.                                    4,600       275
BellSouth Corp.                                       14,300       983
Boston Edison Co.                                     13,000       333
Central & Southwest Corp.                              9,100       223
Century Telephone Enterprises, Inc.                   45,700     1,274
Coastal Corp.                                          3,100       102
Consolidated Edison Co. of New York, Inc.             90,000     2,543
Delmarva Power & Light Co.                               900        20
DQE, Inc.                                             50,300     1,201
Ohio Edison Co.                                       47,700     1,032
Pacific Enterprises                                    3,900        94
Panhandle Eastern Corp.                               42,300     1,058
San Diego Gas & Electric Co.                          20,300       441
Sprint Corp.                                          80,800     2,867
Williams Cos. (The)                                   74,500     2,728
                                                              --------

                                                                20,437
                                                              --------

TOTAL COMMON STOCKS
(cost $171,496)                                                191,381
                                                              --------

                                                   PRINCIPAL
                                                     AMOUNT
                                                      (000)
                                                   ---------
SHORT-TERM INVESTMENTS - 4.7%
Dreyfus Cash Management Plus, Inc.
Money Market Fund (b)                                 $9,268     9,268
                                                              --------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,268)                                                    9,268
                                                              --------

TOTAL INVESTMENTS
(identified cost $180,764)(c) - 101.2%                         200,649

OTHER ASSETS AND LIABILITIES,
NET - (1.2%)                                                   (2,308)
                                                              --------

NET ASSETS - 100.0%                                           $198,341
                                                              --------
                                                              --------


(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) At August 31, 1995, the cost for federal income tax purposes was $180,815 and net unrealized appreciation for all securities was $19,834. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $21,250 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,416.


The accompanying notes are an integral part of the financial statements.


                                                              Annual Report 11

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                                                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                                                                                     August 31, 1995
ASSETS
  Investments at market (identified cost $180,763,517)(Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . .      $200,648,593
  Receivables:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           673,941
    Investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,613,165
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            61,492
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,312
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6,694
                                                                                                                        ------------

                                                                                                                         209,006,197

LIABILITIES
  Payables (Note 4):
    Investments purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 10,024,294
    Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                803
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,104
    Accrued advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            237,708
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15,299
    Accrued distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             20,166
    Accrued transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             36,805
    Other accrued expenses and payables. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            326,406      10,665,585
                                                                                                       ------------    ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $198,340,612
                                                                                                                        ------------
                                                                                                                        ------------
NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    877,194
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,131,638
  Unrealized appreciation (depreciation) on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,885,076
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14,234
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       164,432,470
                                                                                                                        ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $198,340,612
                                                                                                                        ------------
                                                                                                                        ------------

Net asset value, offering and redemption price per share
  ($198,340,612 divided by 14,233,902 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $13.93
                                                                                                                        ------------
                                                                                                                        ------------





The accompanying notes are an integral part of the financial statements.


12 Annual Report

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND


                                                                                                             STATEMENT OF OPERATIONS
                                                                                           For the Fiscal Year ended August 31, 1995
INVESTMENT INCOME
Income:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $4,657,909
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23,208
                                                                                                                          ----------
                                                                                                                           4,681,117

EXPENSES (NOTES 2 AND 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  1,198,153
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         47,220
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         56,435
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         94,034
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,133
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         52,992
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         37,186
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        166,005
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,409
  Amortization of deferred organization expenses . . . . . . . . . . . . . . . . . . . . . . . . . .          4,002
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,990
                                                                                                       ------------
  Expenses before waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,688,559
  Expenses waived by Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (599,077)       1,089,482
                                                                                                       ------------     ------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,591,635
                                                                                                                        ------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14,350,812
Net change in unrealized appreciation or depreciation of investments . . . . . . . . . . . . . . . . . . . . . . . .      12,642,981
                                                                                                                        ------------

Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26,993,793
                                                                                                                        ------------
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 30,585,428
                                                                                                                        ------------
                                                                                                                        ------------


The accompanying notes are an integral part of the financial statements.


                                                              Annual Report 13

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND


                                                                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Fiscal Years Ended August 31,

                                                                                                           1995             1994
                                                                                                       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   3,591,635    $   2,204,020
  Net realized gain (loss) from investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14,350,812           41,495
  Net change in unrealized appreciation
    or depreciation of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12,642,981        2,098,460
                                                                                                       ------------     ------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . .     30,585,428        4,343,975

Distributions to shareholders:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (3,400,221)      (1,781,846)
  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (672,007)        (540,673)
  In excess of net realized gain on investments. . . . . . . . . . . . . . . . . . . . . . . . . . .             --        (549,348)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . . . . . . . . . .     41,062,973       66,743,294
                                                                                                       ------------     ------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     67,576,173       68,215,402
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    130,764,439       62,549,037
                                                                                                       ------------     ------------

NET ASSETS AT END OF YEAR
  (including undistributed net investment income of
  $877,194 and $686,471, respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $198,340,612     $130,764,439
                                                                                                       ------------     ------------
                                                                                                       ------------     ------------




FUND SHARE TRANSACTIONS
                                                                             1995                                   1994
                                                               ---------------------------------------------------------------------
                                                                  SHARES              AMOUNT             SHARES           AMOUNT
                                                               ------------        ------------       ------------     ------------
Fund shares sold . . . . . . . . . . . . . . . . . . . . . .      6,774,979        $ 84,324,212           6,487,061    $ 77,166,346
Fund shares issued to shareholders
  in reinvestments of distributions. . . . . . . . . . . . .        306,609           3,699,510             218,434       2,594,638
Fund shares redeemed . . . . . . . . . . . . . . . . . . . .     (3,687,136)        (46,960,749)         (1,099,435)    (13,017,690)
                                                               ------------        ------------        ------------    ------------
Net increase (decrease). . . . . . . . . . . . . . . . . . .      3,394,452        $ 41,062,973           5,606,060    $ 66,743,294
                                                               ------------        ------------        ------------    ------------
                                                               ------------        ------------        ------------    ------------


The accompanying notes are an integral part of the financial statements.


14 Annual Report

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND


                                                                                                              FINANCIAL HIGHLIGHTS
                                       The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.
                                                                      1995               1994                1993            1992++
                                                                   --------            --------            --------         --------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . . . .       $  12.06            $  11.95            $   9.78         $  10.00
                                                                   --------            --------            --------         --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .            .28                 .24                 .18              .05
  Net realized and unrealized gain (loss) on investments . .           1.93                 .28                2.17            (.27)
                                                                   --------            --------            --------         --------


  Total From Investment Operations . . . . . . . . . . . . .           2.21                 .52                2.35            (.22)
                                                                   --------            --------            --------         --------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .          (.28)               (.23)               (.18)               --
  Net realized gain on investments . . . . . . . . . . . . .          (.06)               (.09)                  --               --
  In excess of net realized gain on investments. . . . . . .             --               (.09)                  --               --

                                                                   --------            --------            --------         --------
  Total Distributions. . . . . . . . . . . . . . . . . . . .          (.34)               (.41)               (.18)               --
                                                                   --------            --------            --------         --------

NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . . . .       $  13.93            $  12.06            $  11.95         $   9.78
                                                                   --------            --------            --------         --------
                                                                   --------            --------            --------         --------

TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . .          18.81                4.41               24.24           (2.20)

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets (b) . . . . . . . . . . . . . . . . . .            .68(c)              .58                 .60              .18
  Operating expenses, gross, to average
    daily net assets (b) . . . . . . . . . . . . . . . . . .           1.06(c)              .96                1.25             1.90
  Net investment income to average daily net assets (b). . .           2.25                2.16                2.13             2.69
  Portfolio turnover (b) . . . . . . . . . . . . . . . . . .         129.98              127.20               57.65             None
  Net assets, end of year ($000 omitted) . . . . . . . . . .        198,341             130,764              62,549           12,408
  Per share amount of fees waived ($ omitted). . . . . . . .          .0466(c)            .0410               .0314            .0112
  Per share amount of fees reimbursed ($ omitted). . . . . .             --                  --               .0225            .0202


 ++  For the period May 4, 1992 (commencement of operations) to August 31, 1992.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1992 are annualized.
(c)  See Note 4.

                                                             Annual Report 15

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995


1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Matrix Equity Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.


     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

16 Annual Report

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in foreign-denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase

                                                             Annual Report 17

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

3.   SECURITIES TRANSACTIONS
     INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases and sales of investment securities, excluding short-term investments, aggregated to $240,075,456 and $204,221,208, respectively.

     SECURITIES LENDING: The Fund may loan securities with a value up to 33-1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES
     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investment of the Fund in accordance with its investment objective, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. For the fiscal year ended August 31, 1995, the Adviser voluntarily agreed to waive one-half of its advisory fee to the Fund. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

18 Annual Report

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides with adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the funds (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Adviser is authorized to effect brokerage transactions through its affiliated broker dealer, SSBSI. The Fund paid brokerage commissions of $116,157 to SSBSI for the fiscal year ended August 31, 1995.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.

5.   DIVIDENDS
     On September 1, 1995, the Board of Trustees declared a dividend of $.0612 from net investment income, payable on September 12, 1995 to shareholders of record September 5, 1995.

                                                                Annual Report 19

THE SEVEN SEAS SERIES
MATRIX EQUITY FUND

                                                                 TAX INFORMATION
                                                                 August 31, 1995


The Fund paid distributions of $.0588 per share from net long-term capital gains during its taxable year ended August 31, 1995. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $672,007 as capital gain dividends for its taxable year ended August 31, 1995.

Please consult a tax advisor for questions about federal or state income tax laws.

20 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts 02110
(617)654-6089

--------------------------------------------------------------------------------

TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President,
  Treasurer and Director of Operations
  J. David Griswold, Vice President
  and Secretary

INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDERS INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)

DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts 02110
  (617) 654-6089

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402

LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109

                                                                Annual Report 21

                           THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                                            PAGE

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

Portfolio Management Discussion. . . . . . . . . . . . . . . . . . . . .     6

Report of Independent Accountants. . . . . . . . . . . . . . . . . . . .     8

S&P 500 Index Fund Financial Statements. . . . . . . . . . . . . . . . .     9

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . .    22

Tax Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27

Fund Management and Service Providers. . . . . . . . . . . . . . . . . .    28

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN



DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the S&P 500 Index Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,




Nicholas A. Lopardo
Chairman and Chief Executive Officer


4 Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS






                                  [PHOTOGRAPH]






                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. James May, Investment Officer, has been the portfolio manager primarily responsible for investment decisions regarding the S&P 500 Index Fund since May 1995. Mr. May has been an investment officer since January 1994 and a portfolio manager in the US Structured Products Group of State Street since that time. From 1991 to 1993, he served as an Investment Support Analyst in the US Passive Services Group of State Street Global Advisors. There are four other portfolio managers who work with Mr. May in managing the Fund.


                                                                 Annual Report 5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION


[Chart]



GROWTH OF A $10,000 INVESTMENT


YEARLY PERIODS
    ENDED          S&P 500     S&P 500-REGISTERED
  AUGUST 31      INDEX FUND     TRADEMARK- INDEX**
--------------   ----------    -------------------
Inception*         $10,000           $10,000
1993               $10,806           $10,831
1994               $11,377           $11,421
1995               $13,779           $13,883

The Seven Seas Series S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index. To accomplish this objective, the Fund replicates the Index by holding each security in the Index according to its capitalization weight relative to the total market values of all the securities in the Index. This structure allows the Fund performance to closely track the performance of the Index, although Fund returns are net of expenses not found in the Index.

The S&P 500 Index is composed of 500 common stocks which represent approximately 75% of the market value of all US common stocks. Standard & Poor's Corporation chooses those 500 stocks to capture the price performance of a large cross-section of the US publicly traded stock market. As such, the Index is structured to approximate the general distribution of industries in the US economy and not necessarily the 500 largest companies.

The Fund closed the fiscal year with a 21.11% return as compared to the S&P 500 benchmark results of 21.56%. The Fund's deviation from the benchmark return can primarily be attributed to expenses and trading costs.

The past year's rally pushed the Index to many new closing highs, culminating in a new all-time high. Several factors may be responsible for the dramatic turnaround and sustained growth in the US equity market. First, as the economy slowed, many believed that the Federal

                                SEVEN SEAS SERIES
                               S&P 500 INDEX FUND


Period Ended     Growth of      Total
  08/31/95        $10,000      Return
------------     ---------     ------
1 Year            12,111       21.11%
Inception         13,779       12.77%+


                     STANDARD & POOR'S-Registered Trademark-
                         500 COMPOSITE STOCK PRICE INDEX


Period Ended     Growth of      Total
  08/31/95        $10,000      Return
------------     ---------     ------
1 Year            12,156       21.56%
Inception         13,883       13.09%+

 * The Fund commenced operations on December 30, 1992. Index comparison began December 31, 1992.

** The Standard & Poor's-Registered Trademark- 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

 + Annualized.

6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION



Reserve Board would not continue the rate increases that dominated the headlines through most of 1994. Second, the slowing US economy led many investors to believe that inflation would remain in control. Third, after-tax corporate profits were very strong. And fourth, record merger and acquisition activity encouraged speculation in the marketplace.

The stock market rally over the past year has been dominated by large cap growth stocks. However, this trend began to weaken as smaller cap stocks outperformed larger cap stocks in June, July and August of 1995. In the S&P 500 Index, the technology sector was the best performing sector over the past fiscal year. Led by Intel Corp., Microsoft, and IBM (along with Lotus), the sector returned a dramatic 47.81%. This was followed closely by the health care sector which produced an equally impressive return of 35.21%.

The record merger and acquisition activity of the past year produced many changes in the S&P 500 Index. Most notable was the acquisition of Lotus Development by IBM, both S&P 500 constituents. Lotus was replaced in the Index by Republic New York on July 3, 1995.

The Adviser believes the Fund has successfully fulfilled its objective to closely match the return of the S&P 500 Index during the fiscal year ended August 31, 1995.

                         ------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

(1) "Standard & Poor's-Registered Trademark", "S&P-Registered Trademark", S&P 500-Registered Trademark", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The Seven Seas Series Fund. The Product is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Product.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series S&P 500 Index Fund (the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period December 30, 1992 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period December 30, 1992 (commencement of operations) to August 31, 1993 in conformity with generally accepted accounting principles.



Boston, Massachusetts                   /s/ Coopers & Lybrand L.L.P.
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                                         STATEMENT OF NET ASSETS
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
COMMON STOCKS - 95.0%
BASIC INDUSTRIES - 7.3%
Air Products & Chemicals, Inc.              14,200       $    761
Alcan Aluminum, Ltd.                        28,700            936
Alco Standard Corp.                          7,000            564
Aluminum Co. of America                     22,700          1,297
ARMCO, Inc. (a)                             14,500             91
ASARCO, Inc.                                 4,500            146
Barrick Gold Corp.                          44,300          1,124
Bemis Co., Inc.                              5,900            171
Bethlehem Steel Corp.  (a)                  13,800            202
Boise Cascade Corp.                          6,700            287
Champion International Corp.                11,600            657
Cincinnati Milacron, Inc.                    4,100            136
Crown Cork & Seal Co., Inc. (a)             11,200            504
Cyprus Amax Minerals Co.                    11,500            322
Dow Chemical Co.                            34,200          2,531
du Pont (E.I.) de Nemours & Co.             68,800          4,498
Eastman Chemical Co.                        10,325            667
Echo Bay Mines, Ltd.                        13,900            144
Engelhard Corp.                             17,425            492
Federal Paper Board, Inc.                    6,100            242
First Mississippi Corp.                      2,500             83
FMC Corp. New (a)                            4,700            362
Freeport McMoRan Copper
  & Gold, Inc. Class B (a)                  24,600            575
Goodrich (B.F.) Co.                          3,300            196
Grace (W.R.) & Co.                          11,700            780
Great Lakes Chemical Corp.                   8,100            536
Hercules, Inc.                              14,500            807
Homestake Mining Co.                        16,900            279
Illinois Tool Works, Inc.                   14,600            894
Inco, Ltd.                                  15,400            539
Inland Steel Industries, Inc.                5,800            159
International Paper Co.                     15,900          1,302
James River Corp. of Virginia                9,600            334
Kimberly-Clark Corp.                        20,500          1,309
Mallinckrodt Group, Inc.                     9,400            354
Mead Corp.                                   7,200            442
Minnesota Mining &
  Manufacturing Co.                         52,100          2,846
Monsanto Co.                                14,600          1,385
Morton International, Inc.                  18,900            614
Nalco Chemical Co.                           8,500            298
Newmont Mining Corp.                        10,812            470
Nucor Corp.                                 11,200            549
Phelps Dodge Corp.                           8,300            526
Placer Dome, Inc.                           29,700            776
Potlatch Corp.                               3,700            147
PPG Industries, Inc.                        26,300          1,124
Praxair, Inc.                               17,300            450
Premark International, Inc.                  7,900            414
Reynolds Metals Co.                          8,000            478
Rohm & Haas Co.                              8,600            514
Santa Fe Pacific Gold Corp.                 16,960            206
Scott Paper Co.                             19,300            895
Sigma Aldrich Corp.                          6,300            299
Stone Container Corp.                       13,100            285
Temple-Inland, Inc.                          6,900            357
Union Camp Corp.                             8,700            495
Union Carbide Corp.                         17,400            618
USX-U.S. Steel Group                         9,300            304
Westvaco Corp.                               8,500            374
Willamette Industries, Inc.                  6,500            446
Worthington Industries, Inc.                11,200            223
                                                         --------

                                                           39,816
                                                         --------

CAPITAL GOODS - 5.3%
Ball Corp.                                   3,600            122
Boston Scientific Corp. (a)                 18,800            747
Briggs & Stratton Corp.                      3,600            136
Browning-Ferris Industries, Inc.            27,200            915
Caterpillar, Inc.                           25,500          1,712
Cooper Industries, Inc.                     14,400            547
Crane Co.                                    4,300            155
Cummins Engine Co., Inc.                     5,700            224
Deere & Co.                                 11,100            949
Dover Corp.                                  7,200            574
DSC Communications Corp. (a)                14,300            749


                                                                 Annual Report 9

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995



                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
Emerson Electric Co.                        28,900       $  2,063
Fluor Corp.                                 10,600            620
Foster Wheeler Corp.                         4,700            173
General Electric Co.                       211,700         12,464
General Signal Corp.                         5,900            209
Giddings & Lewis, Inc.                       4,200             69
Grainger (W.W.), Inc.                        6,600            393
Harnischfeger Industries, Inc.               5,400            198
Ingersoll-Rand Co.                          13,000            492
Johnson Controls, Inc.                       5,600            341
Millipore Corp.                              5,700            199
Morrison Knudsen Corp.                       3,200             25
NACCO Industries, Inc. Class A               1,000             58
National Service Industries, Inc.            5,800            168
Pall Corp.                                  14,300            313
Parker-Hannifin Corp.                        9,000            357
Raychem Corp.                                5,500            241
Timken Co.                                   4,100            185
TRINOVA Corp.                                3,800            140
Tyco International, Ltd.                     9,600            568
Varity Corp. (a)                             5,600            255
Westinghouse Electric Corp.                 46,100            628
WMX Technologies, Inc.                      61,700          1,812
Zurn Industries, Inc.                        1,500             32
                                                         --------

                                                           28,833
                                                         --------

CONSUMER BASICS - 19.2%
Abbott Laboratories                         99,300          3,848
Albertson's, Inc.                           31,700          1,010
Allergan, Inc.                               7,900            240
ALZA Corp. (a)                              10,300            245
American Brands, Inc.                       24,100          1,012
American Home Products Corp.                38,300          2,949
American Stores Co.                         19,600            576
Amgen, Inc. (a)                             33,800          1,618
Archer-Daniels-Midland Co.                  69,175          1,150
Bard (C.R.), Inc.                            6,400            198
Bausch & Lomb, Inc.                          7,400            294
Baxter International, Inc.                  35,600          1,388
Becton, Dickinson & Co.                      8,300            468
Beverly Enterprises, Inc. (a)               12,300            163
Biomet, Inc. (a)                            14,600            235
Black & Decker Corp.                        11,800            382
Bristol-Myers Squibb Co.                    63,100          4,330
Campbell Soup Co.                           31,800          1,455
Clorox Co.                                   6,500            440
Coca-Cola Co. (The)                        158,400         10,177
Colgate-Palmolive Co.                       18,200          1,238
Columbia/HCA Healthcare Corp.               54,955          2,583
Community Psychiatric Centers                4,900             58
ConAgra, Inc.                               31,500          1,193
Corning, Inc.                               28,700            936
CPC International, Inc.                     18,300          1,151
Dial Corp. (The)                            11,200            269
Fleming Cos., Inc.                           4,500            131
General Mills, Inc.                         19,800          1,022
Giant Food, Inc. Class A                     7,600            237
Gillette Co.                                54,900          2,292
Great Atlantic &
  Pacific Tea Co., Inc.                      4,700            133
Heinz (H.J.) Co.                            31,100          1,318
Hershey Foods Corp.                          9,300            557
Johnson & Johnson                           80,500          5,555
Kellogg Co.                                 28,000          1,890
Kroger Co. (a)                              15,100            493
Lilly (Eli) & Co.                           36,300          2,972
Manor Care, Inc.                             7,900            256
Medtronic, Inc.                             14,500          1,368
Merck & Co., Inc.                          154,400          7,701
PepsiCo, Inc.                               98,100          4,439
Pfizer, Inc.                                78,600          3,881
Philip Morris Cos., Inc.                   105,500          7,873
Pioneer Hi-Bred International, Inc.         10,600            454
Procter & Gamble Co.                        85,700          5,945
Quaker Oats Co.                             16,500            573
Ralston-Purina Group                        12,500            650
Rubbermaid, Inc.                            19,900            592


10 Annual Report


THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
Sara Lee Corp.                              61,200       $  1,698
Schering-Plough Corp.                       46,000          2,145
Snap-On Tools Corp.                          4,900            201
St. Jude Medical, Inc.  (a)                  5,700            339
Stanley Works                                5,700            252
SYSCO Corp.                                 23,100            664
Tenet Healthcare Corp. (a)                  24,700            392
U.S. Healthcare, Inc.                       20,400            648
U.S. Surgical Corp.                          6,900            175
Unilever NV                                 19,800          2,448
United Healthcare Corp.                     22,100            934
Upjohn Co.                                  21,600            915
UST Corp.                                   24,700            673
Warner-Lambert Co.                          17,200          1,554
Whitman Corp.                               12,300            248
Winn-Dixie Stores, Inc.                      9,900            589
Wrigley (Wm.), Jr. Co.                      14,300            646
                                                         --------
                                                          104,459
                                                         --------

CONSUMER DURABLES - 2.7%
Bassett Furniture Industries, Inc.           1,600             40
Chrysler Corp.                              45,700          2,462
Cooper Tire & Rubber Co.                    10,500            273
Dana Corp.                                  13,400            400
Eaton Corp.                                 10,100            547
Echlin, Inc.                                 8,000            276
Fleetwood Enterprises, Inc.                  7,300            143
Ford Motor Co.                             127,700          3,911
General Motors Corp.                        93,100          4,376
Genuine Parts Co.                           15,200            599
Goodyear Tire & Rubber Co.                  19,400            776
Maytag Corp.                                14,600            226
Outboard Marine Corp.                        2,200             47
PACCAR, Inc.                                 5,395            263
Whirlpool Corp.                              9,000            491
Zenith Electronics Corp. (a)                 6,400             53
                                                         --------

                                                           14,883
                                                         --------

CONSUMER NON-DURABLES - 6.4%
Alberto Culver Co. Class B                   3,800            108
Anheuser-Busch Cos., Inc.                   32,700          1,868
Avon Products, Inc.                          8,600            607
Brown Group, Inc.                            2,000             37
Brown-Forman Distillers, Inc.
  Class B                                    8,500            315
Brunswick Corp.                             11,900            239
Charming Shoppes, Inc.                      12,300             65
Circuit City Stores, Inc.                   11,900            411
Coors (Adolph) Co. Class B                   4,000             67
Dayton Hudson Corp.                          9,200            673
Dillard Department Stores, Inc.
  Class A                                   14,000            432
Eastman Kodak Co.                           42,200          2,432
Fruit of the Loom, Inc. Class A (a)          9,300            219
Gap, Inc.                                   18,000            578
Handleman Co.                                3,500             33
Hasbro, Inc.                                10,500            340
Home Depot, Inc. (The)                      58,966          2,351
International Flavors &
  Fragrances, Inc.                          14,200            680
Jostens, Inc.                                5,700            137
K mart Corp.                                56,900            775
Limited, Inc. (The)                         45,600            844
Liz Claiborne, Inc.                          8,600            196
Longs Drug Stores, Inc.                      2,900            107
Lowe's Cos., Inc.                           20,400            678
Mattel, Inc.                                27,706            803
May Department Stores Co.                   31,200          1,322
Melville Corp.                              13,400            447
Mercantile Stores, Inc.                      4,300            197
Newell Co.                                  19,800            495
NIKE, Inc. Class B                           9,100            843
Nordstrom, Inc.                             10,200            418
Penney (J.C.) Co., Inc.                     29,200          1,321
Pep Boys-Manny, Moe & Jack                   7,500            206
Polaroid Corp.                               5,500            240
Price/Costco, Inc. (a)                      24,400            412
Reebok International, Ltd.                  10,000            355


                                                                Annual Report 11

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
Rite Aid Corp.                              11,800       $    330
Russell Corp.                                5,000            138
Seagram Co., Ltd.                           47,600          1,761
Sears Roebuck & Co.                         49,600          1,606
Springs Industries, Inc.                     2,500            108
Stride Rite Corp.                            5,800             65
SuperValu, Inc.                              9,000            267
TJX Cos., Inc.                               7,800             98
Toys "R" Us, Inc. (a)                       34,700            902
V.F. Corp.                                   8,100            443
Wal-Mart Stores, Inc.                      286,800          7,062
Walgreen Co.                                31,400            769
Woolworth Corp.                             16,500            221
                                                         --------

                                                           35,021
                                                         --------

CONSUMER SERVICES - 1.9%
AMR Corp. (a)                                9,500            670
Bally Entertainment Group (a)                5,600             68
Darden Restaurants, Inc. (a)                19,400            199
Delta Air Lines, Inc.                        6,400            476
Disney (Walt) Co.                           64,800          3,637
Harrah's Entertainment, Inc.                12,900            411
Hilton Hotels Corp.                          6,000            399
King World Productions, Inc. (a)             4,700            179
Luby's Cafeterias, Inc.                      2,800             56
Marriot International, Inc.                 15,400            547
McDonald's Corp.                            86,200          3,146
Ryan's Family Steak Houses, Inc. (a)         5,700             41
Shoney's, Inc. (a)                           5,000             58
Southwest Airlines Co.                      18,000            466
USAir Group, Inc. (a)                        6,400             52
Wendy's International, Inc.                 12,800            250
                                                         --------

                                                           10,655
                                                         --------

ENERGY - 8.7%
Amerada Hess Corp. NPV                      11,700            554
Amoco Corp.                                 61,800          3,940
Ashland, Inc.                                7,500            246
Atlantic Richfield Co.                      20,475          2,234
Baker Hughes, Inc.                          18,500            416
Burlington Resources, Inc.                  15,700            638
Chevron Corp.                               81,100          3,923
Dresser Industries, Inc.                    22,800            547
Exxon Corp.                                155,200         10,670
Halliburton Co.                             14,600            619
Helmerich & Payne, Inc.                      2,700             77
Kerr-McGee Corp.                             6,300            347
Louisiana Land & Exploration Co.             4,200            161
McDermott International, Inc.                6,300            143
Mobil Corp.                                 49,300          4,696
NorAm Energy Corp.                          15,200            108
Occidental Petroleum Corp.                  39,800            866
Oryx Energy Co. (a)                         12,400            167
Pennzoil Co.                                 5,700            251
Phillips Petroleum Co.                      32,900          1,082
Pittston Services Group                      5,400            137
Rowan Cos., Inc. (a)                         8,400             68
Royal Dutch Petroleum Co. - ADR             66,900          7,978
Santa Fe Energy Resources, Inc. (a)         11,100            105
Schlumberger, Ltd.                          30,900          1,993
Sun Co., Inc.                                8,555            228
Tenneco, Inc.                               22,900          1,111
Texaco, Inc.                                33,100          2,143
Unocal Corp.                                31,200            909
USX-Marathon Group                          37,600            776
Western Atlas, Inc. (a)                      6,400            289
                                                         --------

                                                           47,422
                                                         --------

FINANCE - 11.8%
Aetna Life & Casualty Co.                   14,100            962
Ahmanson (H.F.) & Co.                       14,500            344
Alexander & Alexander
  Services, Inc.                             5,800            134
Allstate Corp.                              57,294          1,941
American Express Co.                        61,500          2,483


12 Annual Report


THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
American General Corp.                      26,300       $    927
American International Group, Inc.          59,050          4,761
Banc One Corp.                              50,357          1,693
Bank of Boston Corp.                        14,200            625
Bank of New York Co., Inc.                  24,450          1,064
BankAmerica Corp.                           46,400          2,622
Bankers Trust New York Corp.                 9,800            675
Barnett Banks, Inc.                         12,000            686
Beneficial Corp.                             6,500            319
Boatmen's BancShares, Inc.                  15,500            574
Chase Manhattan Corp.                       22,700          1,305
Chemical Banking Corp.                      30,700          1,788
Chubb Corp. (The)                           11,100          1,013
CIGNA Corp.                                  9,200            890
Citicorp                                    49,400          3,279
CoreStates Financial Corp.                  18,000            666
Dean Witter, Discover & Co.                 21,493          1,096
Federal Home Loan Mortgage Corp.            23,100          1,484
Federal National Mortgage
  Association                               33,900          3,233
First Chicago Corp.                         10,900            691
First Fidelity Bancorp                      10,100            660
First Interstate Bancorp                     9,200            879
First Union Corp.                           21,700          1,088
Fleet Financial Group, Inc.                 17,600            651
General Re Corp.                            10,500          1,561
Golden West Financial Corp.                  7,600            363
Great Western Financial Corp.               16,700            390
Household International Corp.               12,000            674
Jefferson-Pilot Corp.                        6,100            384
KeyCorp                                     29,699            921
Lincoln National Corp.                      12,100            520
Loews Corp.                                  7,200            946
Marsh & McLennan Cos., Inc.                  9,000            741
MBNA Corp.                                  18,650            662
Mellon Bank Corp.                           18,700            886
Merrill Lynch & Co., Inc.                   21,600          1,245
Morgan (J.P.) & Co., Inc.                   23,900          1,742
National City Corp.                         18,400            547
NationsBank Corp.                           34,600          2,124
NBD Bancorp, Inc.                           20,600            736
Norwest Corp.                               41,300          1,244
PNC Bank Corp.                              28,900            759
Republic New York Corp.                      6,600            371
SAFECO Corp.                                 8,000            517
Salomon, Inc.                               13,300            510
Shawmut National Corp.                      16,100            521
St. Paul Cos., Inc.                         10,800            586
SunTrust Banks, Inc.                        14,500            890
Torchmark Corp.                              8,700            348
Transamerica Corp.                           8,700            592
Travelers, Inc.                             40,792          1,958
U.S. Bancorp of Oregon                      12,100            346
UNUM Corp.                                   8,900            427
USF & G Corp.                               11,200            203
USLIFE Corp.                                 2,600            112
Wachovia Corp.                              21,300            847
Wells Fargo & Co.                            6,200          1,155
                                                         --------

                                                           64,361
                                                         --------

GENERAL BUSINESS - 4.6%
American Greetings Corp. Class A             8,800            271
Automatic Data Processing, Inc.             18,100          1,177
Block (H&R) Co., Inc.                       13,000            507
Capital Cities/ABC, Inc.                    19,600          2,254
CBS, Inc.                                    7,800            622
Comcast Corp. Special Class A               29,900            639
Computer Sciences Corp. (a)                  6,900            416
CUC International, Inc. (a)                 21,500            734
Deluxe Corp.                                10,300            322
Donnelley (R.R.) & Sons Co.                 19,100            726
Dow Jones & Co., Inc.                       11,900            436
Dun & Bradstreet Corp.                      21,600          1,250
Ecolab, Inc.                                 7,500            205
First Data Corp.                            15,300            893
Gannett Co., Inc.                           17,900            958
Harcourt General, Inc.                       9,400            391


                                                                Annual Report 13

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
Harland (John H.) Co.                        3,500       $     77
Interpublic Group Cos., Inc.                10,000            389
Knight-Ridder, Inc.                          6,100            343
McGraw-Hill, Inc.                            6,300            496
Meredith Corp.                               3,300            130
Moore Corp., Ltd.                           12,300            257
New York Times Co. Class A                  11,700            291
Ogden Corp.                                  6,400            149
Safety-Kleen Corp.                           7,700            104
SBC Communications, Inc.                    75,600          3,827
Service Corp. International                 12,000            420
Tele-Communications, Inc. Class A (a)       83,300          1,531
Time Warner, Inc.                           47,000          1,980
Times Mirror Co. Series A                   13,800            423
Tribune Co.                                  8,100            542
Viacom, Inc. Class B (a)                    44,511          2,163
                                                         --------

                                                           24,923
                                                         --------

MISCELLANEOUS - 0.4%
ITT Corp.                                   13,400          1,603
Providian Corp.                             12,100            464
                                                         --------

                                                            2,067
                                                         --------

SHELTER - 0.8%
Armstrong World Industries, Inc.             5,200            298
Centex Corp.                                 3,800            111
Georgia Pacific Corp.                       11,100            999
Kaufman & Broad Home Corp.                   3,700             49
Louisiana Pacific Corp.                     13,200            314
Masco Corp.                                 19,900            557
Owens-Corning Fiberglas Corp. (a)            5,900            232
Pulte Corp.                                  3,400             92
Sherwin-Williams Co.                        10,600            380
Weyerhaeuser Co.                            26,200          1,206
                                                         --------

                                                            4,238
                                                         --------

TECHNOLOGY - 13.1%
Advanced Micro Devices, Inc.                12,500            422
Allied-Signal, Inc.                         36,300          1,611
Amdahl Corp. (a)                            14,800            135
AMP, Inc.                                   26,432          1,074
Andrew Corp. (a)                             4,575            266
Apple Computer, Inc.                        15,600            671
Applied Materials, Inc. (a)                 10,700          1,113
Autodesk, Inc.                               5,900            271
Avery Dennison Corp.                         6,500            267
Boeing Co.                                  42,400          2,703
Cabletron Systems, Inc. (a)                  9,000            476
Ceridian Corp. (a)                           5,400            236
Cisco Systems, Inc. (a)                     33,200          2,175
COMPAQ Computer Corp. (a)                   33,400          1,595
Computer Associates
  International, Inc.                       20,100          1,397
Cray Research, Inc. (a)                      2,500             58
Data General Corp. (a)                       4,100             40
Digital Equipment Corp. (a)                 18,100            756
EG&G, Inc.                                   6,600            125
General Dynamics Corp.                       8,400            442
Harris Corp.                                 5,300            305
Hewlett-Packard Co.                         63,600          5,088
Honeywell, Inc.                             16,600            726
Intel Corp.                                103,300          6,340
Intergraph Corp. (a)                         5,200             64
International Business
  Machines Corp.                            72,500          7,495
Lockheed Martin Corp.                       24,591          1,497
Loral Corp.                                 10,400            569
McDonnell Douglas Corp.                     14,000          1,124
Micron Technology, Inc.                     25,400          1,953
Microsoft Corp. (a)                         72,500          6,697
Motorola, Inc.                              73,400          5,487
National Semiconductor Corp. (a)            15,200            429
Northern Telecom, Ltd.                      32,300          1,187
Northrop Grumman Corp.                       6,400            390
Novell, Inc. (a)                            46,700            841


14 Annual Report


THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
Oracle Systems Corp. (a)                    53,450       $  2,138
Perkin-Elmer Corp.                           5,500            188
Pitney Bowes, Inc.                          19,200            780
Raytheon Co.                                15,700          1,270
Rockwell International Corp.                27,200          1,217
Scientific-Atlanta, Inc.                     9,600            192
Shared Medical Systems                       2,600             96
Silicon Graphics, Inc. (a)                  20,200            853
Sun Microsystems, Inc. (a)                  11,500            663
Tandem Computers, Inc. (a)                  15,800            194
Tandy Corp.                                  9,300            578
Tektronix, Inc.                              4,000            183
Teledyne, Inc.                               7,200            171
Tellabs, Inc. (a)                           11,000            514
Texas Instruments, Inc.                     23,000          1,722
Textron, Inc.                               10,300            706
Thomas & Betts Corp.                         2,400            162
TRW, Inc.                                    7,800            607
Unisys Corp. (a)                            21,300            170
United Technologies Corp.                   15,700          1,308
Xerox Corp.                                 13,700          1,653
                                                         --------

                                                           71,390
                                                         --------

TRANSPORTATION - 1.4%
Burlington Northern, Inc.                   11,700            810
Conrail, Inc.                               10,000            673
Consolidated Freightways, Inc.               6,700            173
CSX Corp.                                   13,400          1,106
Federal Express Corp. (a)                    7,400            531
Laidlaw, Inc. Class B                       34,200            308
Navistar International Corp. (a)            10,050            131
Norfolk Southern Corp.                      16,600          1,174
Roadway Services, Inc.                       4,800            262
Ryder System, Inc.                          10,800            262
Santa Fe Southern Pacific Corp. (a)         18,883            536
Union Pacific Corp.                         26,200          1,715
Yellow Corp.                                 2,900             40
                                                         --------

                                                            7,721
                                                         --------

UTILITIES - 11.4%
Airtouch Communications, Inc. (a)           61,100          1,986
Alltel Corp.                                23,400            661
American Electric Power Co., Inc.           23,100            788
Ameritech Corp.                             68,800          3,526
AT&T Corp.                                 197,700         11,170
Baltimore Gas & Electric Co.                19,000            499
Bell Atlantic Corp.                         54,200          3,238
BellSouth Corp.                             61,800          4,249
Carolina Power & Light Co.                  19,500            597
Central & Southwest Corp.                   24,000            588
CINergy Corp.                               19,226            493
Coastal Corp.                               12,700            416
Columbia Gas System, Inc. (a)                5,900            208
Consolidated Edison Co.
  of New York, Inc.                         29,700            839
Consolidated Natural Gas Co.                11,600            448
Detroit Edison Co.                          18,000            551
Dominion Resources, Inc.                    21,400            773
Duke Power Co.                              25,900          1,052
Eastern Enterprises, Inc.                    2,600             80
Enron Corp.                                 32,100          1,079
ENSERCH Corp.                                8,000            131
Entergy Corp.                               29,100            698
FPL Group, Inc.                             23,500            914
General Public Utilities Corp.              15,200            435
GTE Corp.                                  120,800          4,424
Houston Industries, Inc.                    16,500            699
MCI Communications Corp.                    86,700          2,081
Niagara Mohawk Power Corp.                  17,900            215
NICOR, Inc.                                  6,500            167
Northern States Power Co.                    8,300            354
NYNEX Corp.                                 52,800          2,376
Ohio Edison Co.                             19,400            420
ONEOK, Inc.                                  3,000             66
Pacific Enterprises                         10,400            250
Pacific Gas & Electric Co.                  54,900          1,578
Pacific Telesis Group                       54,100          1,535
PacifiCorp.                                 35,200            638
Panhandle Eastern Corp.                     19,400            485


                                                                Annual Report 15

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 AUGUST 31, 1995


                                           NUMBER          MARKET
                                             OF             VALUE
                                           SHARES           (000)
                                           ------          ------
Peco Energy Co.                             28,300       $    753
Peoples Energy Corp.                         4,000            109
Public Service Enterprise
  Group, Inc.                               31,200            858
SCE Corp.                                   57,100            949
Sonat, Inc.                                 10,700            340
Southern Co.                                84,900          1,794
Sprint Corp.                                44,500          1,580
Texas Utilities Co.                         28,800          1,001
U.S. West, Inc.                             58,400          2,540
Unicom Corp.                                26,600            748
Union Electric Co.                          12,400            442
Williams Cos. (The)                         12,527            458
                                                         --------

                                                           62,279
                                                         --------

TOTAL COMMON STOCKS
(cost $451,513)                                           518,068
                                                         --------

PREFERRED STOCKS - 0.0%
Teledyne, Inc. Series E                         72              1
                                                         --------

TOTAL PREFERRED STOCKS
(cost $1)                                                       1
                                                         --------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ---------
SHORT-TERM INVESTMENTS - 3.0%
Franklin US Treasuries
  Money Market Fund (b)                   $ 14,536         14,536
United States Treasury Bills (b)(c)(d)
  5.400% due 10/19/95                           50             49
  5.410% due 10/19/95                           45             45
  5.415% due 10/19/95                          160            159
  5.425% due 10/19/95                          300            298
  5.430% due 10/19/95                          225            223
  5.440% due 10/19/95                          930            923
                                                         --------

TOTAL SHORT-TERM INVESTMENTS
(cost $16,233)                                             16,233
                                                         --------

TOTAL INVESTMENTS
(identified cost $467,747)(e) - 98.0%                     534,302

OTHER ASSETS AND LIABILITIES,
NET - 2.0%                                                 10,898
                                                         --------

NET ASSETS - 100.0%                                      $545,200
                                                         --------
                                                         --------

(a) Non-income-producing security.
(b) At cost, which approximates market.
(c) Rate noted is yield-to-maturity.
(d) Collateral for open futures contracts.
(e) At August 31, 1995, the cost for federal income tax purposes was $469,225 and net unrealized appreciation for all securities was $65,078. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $71,522 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,444.

The accompanying notes are an integral part of the financial statements.


16 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

FUTURES CONTRACTS                                                AUGUST 31, 1995


                                           NUMBER       UNREALIZED
                                             OF        APPRECIATION
                                          CONTRACTS        (000)
                                          ---------    ------------
FUTURES CONTRACTS (NOTES 2 AND 3)
S&P 500 Financial Futures Contract
  Expiration date 12/95                         96       $  1,166
                                                         --------

Total Unrealized Appreciation on
  Open Futures Contracts Purchased (*)                   $  1,166
                                                         --------
                                                         --------

(*) At August 31, 1995, United States Treasury Bills valued at $1,658 with a par value of $1,670 were held as collateral by the custodian in connection with open futures contracts held by the Fund.



The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 17

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 AUGUST 31, 1995


ASSETS
  Investments at market (identified cost $467,747,284)(Note 2) . . . . . . . . .   $534,302,413
  Receivables:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,621,496
    Investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7,009,892
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,652,972
    Foreign taxes recoverable. . . . . . . . . . . . . . . . . . . . . . . . . .         15,012
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,587
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . .         16,245
  Daily variation margin on futures contracts (Notes 2 and 3). . . . . . . . . .         76,025
                                                                                   ------------

                                                                                    545,707,642

LIABILITIES
  Payables (Note 4):
    Fund shares redeemed . . . . . . . . . . . . . . . . . . . .    $    405,464
  Accrued administrative fees. . . . . . . . . . . . . . . . . .          11,721
  Accrued custodian fees . . . . . . . . . . . . . . . . . . . .          49,265
  Accrued distribution fees. . . . . . . . . . . . . . . . . . .          17,926
  Accrued transfer agent fees. . . . . . . . . . . . . . . . . .          16,546
  Other accrued expenses . . . . . . . . . . . . . . . . . . . .           7,194        508,116
                                                                    ------------   ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $545,199,526
                                                                                   ------------
                                                                                   ------------

NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . .     $3,131,469
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .      7,877,260
  Unrealized appreciation (depreciation) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66,555,129
    Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,166,025
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . .         42,546
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . .    466,427,097
                                                                                   ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $545,199,526
                                                                                   ------------
                                                                                   ------------

Net asset value, offering and redemption price per share
  ($545,199,526 divided by 42,546,107 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . .       $12.81
                                                                                   ------------
                                                                                   ------------


The accompanying notes are an integral part of the financial statements.


18 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                                         STATEMENT OF OPERATIONS
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 1995


INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $59,079) . . . . . . . . . . . . .   $ 10,702,853
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        872,679
                                                                                   ------------
                                                                                     11,575,532

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . .     $   391,746
  Administrative fees. . . . . . . . . . . . . . . . . . . . . .         115,292
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . .         156,463
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . .         153,822
  Professional fees. . . . . . . . . . . . . . . . . . . . . . .          23,251
  Registration fees. . . . . . . . . . . . . . . . . . . . . . .          94,079
  Shareholder servicing fees . . . . . . . . . . . . . . . . . .         103,181
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . .          76,457
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . .          17,230
  Amortization of deferred organization expenses . . . . . . . .           5,582
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . .          11,771
                                                                    ------------

  Expenses before waivers. . . . . . . . . . . . . . . . . . . .       1,148,874
  Expenses waived by Adviser . . . . . . . . . . . . . . . . . .        (391,746)       757,128
                                                                    ------------   ------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,818,404
                                                                                   ------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
  Investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . .      6,220,503
  Futures contracts (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . .      4,235,443
Net change in unrealized appreciation or depreciation of:
  Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,483,111
  Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        580,200
                                                                                   ------------

Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . .     61,519,257
                                                                                   ------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . .   $ 72,337,661
                                                                                   ------------
                                                                                   ------------


The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 19

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS
                                           FOR THE FISCAL YEARS ENDED AUGUST 31,


                                                                                                      1995                1994
                                                                                                  ------------        ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 10,818,404        $  8,416,400
  Net realized gain (loss) from:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6,220,503           1,106,397
    Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,235,443            (249,725)
  Net change in unrealized appreciation or depreciation of:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      50,483,111           9,062,722
    Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         580,200             424,475
                                                                                                  ------------        ------------
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .      72,337,661          18,760,269

Distributions to shareholders:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (9,950,577)         (7,633,274)
  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (1,022,577)         (2,008,868)
  In excess of net realized gain on investments. . . . . . . . . . . . . . . . . . . . . . . .              --          (1,570,658)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . . . . . . .     122,123,121         115,498,720
                                                                                                  ------------        ------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     183,487,628         123,046,189
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     361,711,898         238,665,709
                                                                                                  ------------        ------------

NET ASSETS AT END OF YEAR
  (including undistributed net investment income of
  $3,131,469 and $2,256,712, respectively) . . . . . . . . . . . . . . . . . . . . . . . . . .    $545,199,526        $361,711,898
                                                                                                  ------------        ------------
                                                                                                  ------------        ------------


FUND SHARE TRANSACTIONS                                                  1995                                    1994
                                                           ---------------------------------      ----------------------------------
                                                             SHARES               AMOUNT              SHARES             AMOUNT
                                                           -----------        --------------      --------------     ---------------
Fund shares sold . . . . . . . . . . . . . . . . . . .      29,817,446       $ 349,805,925          13,065,144        $137,699,362
Fund shares issued to shareholders
 in reinvestments of distributions . . . . . . . . . .         978,683          10,716,644           1,005,728          10,655,008
Fund shares redeemed . . . . . . . . . . . . . . . . .     (21,450,886)       (238,399,448)         (3,126,460)        (32,855,650)
                                                          ------------       -------------         -----------        ------------

Net increase (decrease). . . . . . . . . . . . . . . .       9,345,243       $ 122,123,121          10,944,412        $115,498,720
                                                          ------------       -------------         -----------        ------------
                                                          ------------       -------------         -----------        ------------


The accompanying notes are an integral part of the financial statements.


20 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                                            FINANCIAL HIGHLIGHTS

              The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.


                                                                1995           1994          1993++
                                                             ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . .       $   10.89      $   10.72      $   10.00
                                                             ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . .             .29            .26            .15
  Net realized and unrealized gain on investments. . .            1.95            .29            .65
                                                             ---------      ---------      ---------

  Total From Investment Operations . . . . . . . . . .            2.24            .55            .80
                                                             ---------      ---------      ---------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . .            (.29)          (.26)          (.08)
  Net realized gain on investments . . . . . . . . . .            (.03)          (.07)            --
  In excess of net realized gain on investments. . . .              --           (.05)            --
                                                             ---------      ---------      ---------

  Total Distributions. . . . . . . . . . . . . . . . .            (.32)          (.38)          (.08)
                                                             ---------      ---------      ---------

NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . .       $   12.81      $   10.89      $   10.72
                                                             ---------      ---------      ---------
                                                             ---------      ---------      ---------

TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . .           21.11           5.29           8.06

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets (b) . . . . . . . . . . . . . . .             .19(c)         .15            .15
  Operating expenses, gross, to average
    daily net assets (b) . . . . . . . . . . . . . . .             .29(c)         .25            .35
  Net investment income to average daily net assets (b)           2.76           2.69           3.02
  Portfolio turnover (b) . . . . . . . . . . . . . . .           38.56           7.97          48.10
  Net assets, end of year ($000 omitted) . . . . . . .         545,200        361,712        238,666
  Per share amount of fees waived ($ omitted). . . . .           .0107(c)       .0030          .0027
  Per share amount of fees reimbursed ($ omitted). . .              --          .0067          .0071


  ++ For the period December 30, 1992 (commencement of operations) to August 31,
     1993.

 (a) Periods less than one year are not annualized.

 (b) The ratios for the period ended August 31, 1993 are annualized.

 (c) See Note 4.


                                                                Annual Report 21

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1995


1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series S&P 500 Index Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of these financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the


22 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 AUGUST 31, 1995

     amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal taxes and no federal income tax provision was required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, foreign denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

     DERIVATIVES: Effective September 1, 1994, the Fund has adopted the provisions of Statement of Financial Accounting Standards (SFAS) 119 "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments."


                                                                Annual Report 23

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 AUGUST 31, 1995

     To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. These instruments offer unique characteristics and risks that assist the Fund to meet its investment objective.

     The Fund typically uses derivatives for cash equitization. Cash equitization is a technique that is used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. By purchasing certain instruments, a fund may more effectively achieve the desired portfolio characteristics that allow the fund to meet its investment objective. The Fund uses futures and options contracts solely for the purpose of cash management. The primary risks associated with the use of derivatives are generally categorized as market risk.

     FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases and sales of investment securities, excluding short-term investments, futures contracts and repurchase agreements, aggregated to $272,671,719 and $142,907,205 respectively.

     FUTURES TRANSACTIONS: The Fund's transactions in futures contracts for the fiscal year ended August 31, 1995, were as follows:


                                           FUTURES CONTRACTS
                                    ------------------------------
                                                      AGGREGATE
                                    NUMBER OF       FACE VALUE OF
                                    CONTRACTS       CONTRACTS (1)
                                    ---------       -------------
Outstanding at August 31, 1994             56       $  12,714,150
Contracts opened                          682         175,063,975
Contracts closed                         (642)       (161,706,550)
                                    ---------       -------------
Outstanding at August 31, 1995             96       $  26,071,575
                                    ---------       -------------
                                    ---------       -------------

(1) The aggregate face value of contracts is computed on the date each contract was opened.

SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or


24 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 AUGUST 31, 1995

     its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent, and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent, and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES

     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investment of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .10% of its average daily net assets. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund.

     For the fiscal year ended August 31, 1995, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceed .15% of its average daily net assets on an annual basis.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents, in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried


                                                                Annual Report 25

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 AUGUST 31, 1995

     forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Adviser is authorized to effect brokerage transactions through its affiliated broker dealer, SSBSI. The Fund paid brokerage commissions of $74,061 to SSBSI for the fiscal year ended August 31, 1995.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.

5.   DIVIDENDS

     On September 1, 1995, the Board of Trustees declared a dividend of $.0733 from net investment income, payable on September 12, 1995, to shareholders of record September 5, 1995.


26 Annual Report

THE SEVEN SEAS SERIES
S&P 500 INDEX FUND

                                                                 TAX INFORMATION
                                                                 AUGUST 31, 1995

The Fund paid distributions of $.0167 per share from net long-term capital gains during its taxable year ended August 31, 1995. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $586,000 as capital gain dividends for its taxable year ended August 31, 1995.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 27

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts 02110
(617) 754-6089

--------------------------------------------------------------------------------


TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President
    Treasurer and Director of Operations
  J. David Griswold, Vice President
    and Secretary

INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts  02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)

DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts  02110
  (617) 654-6089

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402

LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109


28 Annual Report

                THE SEVEN SEAS SERIES FUND-Registered Trademark-





                                 AUGUST 31, 1995




                                TABLE OF CONTENTS


                                                              Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . .    8

Small Cap Fund Financial Statements. . . . . . . . . . . . .    9

Notes to Financial Statements. . . . . . . . . . . . . . . .   16

Additional Information . . . . . . . . . . . . . . . . . . .   21

Tax Information. . . . . . . . . . . . . . . . . . . . . . .   22

Fund Management and Service Providers. . . . . . . . . . . .   23



This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES

LETTER FROM THE CHAIRMAN






DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Small Cap Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,




Nicholas A. Lopardo
Chairman and Chief Executive Officer


4 Annual Report

THE SEVEN SEAS SERIES

MANAGEMENT OF THE FUNDS

                                  [PHOTOGRAPH]









                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. Jeffrey Adams, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Small Cap Fund since December 1994. Mr. Adams has been with State Street since 1990, as a portfolio manager for the past three years, and as an account administrator for two years prior to that. There are four other portfolio managers who work with Mr. Adams in managing the Fund.




                                                                 Annual Report 5

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION

[CHART]

GROWTH OF A $10,000 INVESTMENT



Yearly Periods            Small Cap      S&P-Registered Trademark-       Russell 2000-Registered
Ended August 31             Fund            Midcap 400 Index**              Trademark- Index++
---------------           ---------      -------------------------       -----------------------
Inception*                 $10,000               $10,000                          $10,000
1992                       $10,090               $10,245                          $10,055
1993                       $12,478               $12,751                          $13,321
1994                       $12,964               $13,341                          $14,111
1995                       $16,859               $16,077                          $17,045


The strategy as well as the objective of the Seven Seas Series Small Cap Fund went through significant changes in 1994. The Fund originated in July 1992 as a MidCap Index fund with an objective of tracking the S&P-Registered Trademark- MidCap Index. Pursuant to a shareholder vote on November 22, 1994, the Fund changed its strategy to an active small cap process, with an objective of outperforming the Russell 2000 Index-Registered Trademark-. The Fund has been very successful against the new benchmark since the change, outperforming the Russell 2000 benchmark by 8.4% for year-to-date 1995.

The Fund outperformed the Russell 2000 Index in the first calendar quarter of 1995 by 4.7% and in the second calendar quarter of 1995 by 1.4%. A large part of the performance can be attributed to the Fund's investment in the technology sector. Although the Fund is not overweighted in technology, our stock selection abilities within this sector proved better than the market.

The characteristics of the Fund are intended to be similar to that of the Russell 2000 Index. When building the portfolio, the strategy exploits what has been a powerful stock selection process by purchasing the best stocks within each industry and by minimizing macroeconomic bets such as movements in interest rates, industry timing and style rotation bets. The investment approach identifies attractive equities based on fundamental changes in earnings expectations. The universe of stocks is comprised of issues found in the Russell 2000 Index.


SEVEN SEAS SERIES
   SMALL CAP FUND

Period Ended       Growth of        Total
  08/31/95          $10,000         Return
------------       ---------        ------
1 Year              13,004          30.04%
Inception           16,859          17.93%+





STANDARD & POOR'S-Registered Trademark-
   MIDCAP 400 INDEX

Period Ended       Growth of        Total
  08/31/95          $10,000         Return
------------       ---------        ------
1 Year              12,050          20.50%
Inception           16,077          16.18%+




RUSSELL 2000 INDEX-Registered Trademark-


Period Ended       Growth of        Total
  08/31/95          $10,000         Return
------------       ---------        ------

1 Year              12,079          20.79%
Inception           17,045          18.34%+



 *The Fund commenced operations on July 1, 1992. Index comparison began July 1,
  1992.

**The Standard & Poor's -Registered Trademark- MidCap 400 Index is composed of
  400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

++The Russell 2000-Registered Trademark- Index is comprised of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually.


 +Annualized.


6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION





The market over the past year has had an extraordinary run. Healthy corporate earnings coupled with reduced fears of inflation have contributed to the majority of market optimism. Early 1995 saw larger capitalization issues (S&P
500) outperform smaller capitalization issues (Russell 2000) by 5.8% with most of the outperformance coming from the first quarter. In July 1995, small cap stocks rebounded, producing a total return of 5.8% (Russell 2000) versus the S&P 500 return of 3.4%, narrowing the spread between small and large capitalization issues.

                          ----------------------------


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Small Cap Fund (formerly The Seven Seas Series S&P Midcap Index Fund)(the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period July 1, 1992 (commencement of operations) to August 31, 1992. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period July 1, 1992 (commencement of operations) to August 31, 1992 in conformity with generally accepted accounting principles.

Boston, Massachusetts                       /s/ Coopers & Lybrand L.L.P.
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995

                                      NUMBER         MARKET
                                        OF           VALUE
                                      SHARES         (000)
                                     --------       -------
COMMON STOCKS - 98.2%
BASIC INDUSTRIES - 7.1%
Amcast Industrial Corp.                 4,100       $     78
Brush Wellman, Inc.                     2,800             57
Chesapeake Corp.                        8,900            324
Cleveland-Cliffs, Inc.                  3,600            163
Commercial Metals Co.                     900             25
Cytec Industries, Inc. (a)              3,900            236
First Mississippi Corp.                 6,700            222
Magma Copper Co. (a)                   13,700            250
Mueller Industries, Inc. (a)              500             28
Sterling Chemicals, Inc. (a)           25,200            261
                                                    --------


                                                       1,644
                                                    --------

CAPITAL GOODS - 3.1%
Allied Products Corp.                   5,400            117
Belden, Inc.                            2,200             61
Harnischfeger Industries, Inc.          9,100            334
Kennametal, Inc.                        2,200             84
Novellus Systems, Inc. (a)                400             29
Tennant Co.                               400             10
United Waste Systems, Inc. (a)          2,000             78
                                                    --------

                                                         713
                                                    --------

CONSUMER BASICS - 14.1%
A. L. Pharma, Inc. Class A              7,800            164
Apria Healthcare Group, Inc. (a)        5,800            160
Bergen Brunswig Corp. Class A          14,760            308
Bindley Western Industries, Inc.          800             12
Casey's General Stores, Inc.           11,900            235
Chemed Corp.                              100              4
Church and Dwight Co., Inc.             5,600            128
Community Psychiatric Centers          47,600            559
Cross (A.T.) Co. Class A                3,800             60
Dekalb Genetics Corp. Class B           1,500             60
Flowers Industries, Inc.               17,300            357
Healthwise America, Inc. (a)            3,500             95
Invacare Corp.                          7,500            319
Medicine Shoppe International, Inc.     3,000            129
National Health Investors, Inc.         5,600            162
Pacific Physician Services, Inc. (a)    6,900            117
Ruddick Corp.                           3,500             94
Smith's Food & Drug Centers, Inc.
  Class B                               2,400             45
Surgical Care Affiliates, Inc.          3,200             70
Ultratech Stepper, Inc. (a)             2,200             87
Watson Pharmaceuticals, Inc. (a)        3,100            126
                                                    --------

                                                       3,291
                                                    --------

CONSUMER DURABLES - 4.3%
Arctco, Inc.                            3,500             48
Borg-Warner Automotive, Inc.           10,400            309
Carlisle Cos., Inc.                     2,500            102
Coachmen Industries, Inc.               3,600             58
Oakwood Homes Corp.                     3,600            115
Outboard Marine Corp.                   5,300            113
Skyline Corp.                           1,900             33
Toro Co.                                5,800            174
Walbro Corp.                            1,000             23
Winnebago Industries, Inc.              3,400             29
                                                    --------

                                                       1,004
                                                    --------

CONSUMER NON-DURABLES - 8.3%
CompUSA, Inc. (a)                      20,600            762
Fieldcrest Cannon, Inc. (a)               900             21
Hills Store Co. (a)                     1,000             14
Oshkosh B' Gosh, Inc. Class A           2,500             44
PeopleSoft, Inc. (a)                    6,600            455
Service Merchandise Co., Inc.          36,900            263
Springs Industries, Inc.                6,400            276
Tiffany & Co.                           2,200             94
                                                    --------

                                                       1,929
                                                    --------


                                                                 Annual Report 9

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                      NUMBER         MARKET
                                        OF           VALUE
                                      SHARES         (000)
                                     --------       --------
CONSUMER SERVICES - 3.0%
Alaska Air Group, Inc. (a)                100       $      2
Applebee's International, Inc.         18,100            541
GC Companies, Inc. (a)                  3,100            104
Marcus Corp.                            1,900             59
                                                    --------

                                                         706
                                                    --------

ENERGY - 4.2%
Barrett Resources Corp. (a)             5,590            120
Brown (Tom), Inc. (a)                   4,500             60
Camco International, Inc.               8,100            184
Indresco, Inc. (a)                     14,900            250
Smith International, Inc. (a)          21,500            376
                                                    --------

                                                         990
                                                    --------

FINANCE - 16.9%
Allied Group, Inc.                      1,300             41
American Bankers
  Insurance Group, Inc.                13,600            471
Amfed Financial, Inc.                   3,000             91
Anchor Bancorp., Inc.                   2,000             76
CCB Financial Corp.                     2,400            114
City National Corp.                     6,100             80
CMAC Investment Corp.                   5,300            268
Coastal Bancorp, Inc.                     400              7
Irwin Financial Corp.                     500             17
Loyola Capital Corp.                    5,700            200
MAF Bancorp, Inc.                         660             16
Magna Group, Inc.                       2,100             48
Money Store, Inc.                       7,200            470
Orion Capital Corp.                     2,600            109
Peoples Heritage Financial Group       13,600            274
Protective Life Corp.                  11,200            319
Quick & Reilly Group, Inc. (The)        1,750             65
Resource Bancshares
  Mortgage Group (a)                    2,426             38
Security Capital Corp. (a)              3,400            180
Summit Bancorporation                   5,400            134
TCF Financial Corp.                    11,400            633
Zions Bancorp                           5,200            286
                                                    --------

                                                       3,937
                                                    --------

GENERAL BUSINESS - 5.3%
American Business Products, Inc.        2,700             51
Arch Communications Group, Inc. (a)     1,800             49
Bowne & Co., Inc.                       4,100             74
Gymboree Corp. (a)                      2,100             63
Logicon, Inc.                           5,700            314
Medaphis Corp. (a)                        500             11
Media General, Inc. Class A             5,800            209
National Data Corp.                     4,700            121
PHH Group, Inc.                         4,700            205
SunGard Data Systems (a)                5,000            135
                                                    --------

                                                       1,232
                                                    --------

MISCELLANEOUS - 1.2%
Federal Realty Investment Trust        12,700            278
J.P. Realty, Inc.                         500             10
                                                    --------

                                                         288
                                                    --------

SHELTER - 6.3%
Champion Enterprises, Inc. (a)         18,200            309
Fastenal Co.                            3,200            105
Lennar Corp.                           20,900            405
Toll Brothers, Inc. (a)                36,500            653
                                                    --------

                                                       1,472
                                                    --------

TECHNOLOGY - 17.5%
Allen Group, Inc. (The)                15,800            515
Altera Corp. (a)                        3,100            193
Cadence Design Systems, Inc. (a)       16,600            602
Conner Peripherals, Inc. (a)           12,200            163
Cypress Semiconductor Corp. (a)         4,400            201


10 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                      NUMBER         MARKET
                                        OF           VALUE
                                      SHARES         (000)
                                     --------       --------

In Focus Systems, Inc. (a)              4,800       $    148
Integrated Circuit Systems, Inc. (a)   10,600            172
KEMET Corp. (a)                        10,500            596
Kulicke & Soffa Industries, Inc. (a)   18,400            713
Symbol Technologies, Inc. (a)          15,300            532
Thiokol Corp.                           4,200            146
Wyle Laboratories                       2,500             96
                                                    --------

                                                       4,077
                                                    --------

TRANSPORTATION - 0.5%
American President Cos., Ltd.           1,900             56
M.S. Carriers, Inc. (a)                 2,700             49
                                                    --------

                                                         105
                                                    --------

UTILITIES - 6.4%
California Energy, Inc. (a)            12,300            257
Central Hudson Gas
  & Electric Corp.                      5,400            150
Central Maine Power Co.                 2,400             28
CILCORP, Inc.                           3,000            107
Eastern Enterprises, Inc.              12,000            368
New Jersey Resources Corp.              3,000             72
ONEOK, Inc.                             7,100            155
Piedmont Natural Gas Co., Inc.          7,200            147
Sierra Pacific Resources               10,100            216
                                                    --------

                                                       1,500
                                                    --------

TOTAL COMMON STOCKS
(cost $19,696)                                        22,888
                                                    --------



                                        PRINCIPAL    MARKET
                                         AMOUNT      VALUE
                                         (OOO)       (000)
                                       ---------    --------
SHORT-TERM INVESTMENTS - 1.1%
Dreyfus Cash Management Plus, Inc.
  Money Market Fund (b)                $     250    $    250
                                                    --------

TOTAL SHORT-TERM INVESTMENTS
(cost $250)                                              250
                                                    --------

TOTAL INVESTMENTS
(identified cost $19,946)(c) - 99.3%                  23,138

OTHER ASSETS AND LIABILITIES
NET - 0.7%                                               163
                                                    --------

NET ASSETS - 100.0%                              $    23,301
                                                    --------
                                                    --------


(a)  Nonincome-producing security.

(b)  At cost, which approximates market.

(c) At August 31, 1995, the cost for federal income tax purposes was the same as shown above and net unrealized appreciation for all securities was $3,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,466 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $275.

The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 11

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995


ASSETS
  Investments at market (identified cost $19,946,074)(Note 2). . . . . . . . . . . . . . .   $   23,137,554
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           77,578
  Receivables:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           35,000
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           47,000
    From Adviser (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           57,869
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,555
Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . .            6,833
                                                                                             --------------

                                                                                                 23,364,389


LIABILITIES
  Payables (Note 4):
    Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . .  $       3,002
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . .            550
    Accrued advisory fees. . . . . . . . . . . . . . . . . . . . . . .         47,620
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . .          5,717
    Accrued transfer agent fees. . . . . . . . . . . . . . . . . . . .          1,670
    Other accrued expenses . . . . . . . . . . . . . . . . . . . . . .          4,388                62,947
                                                                        -------------        --------------


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   23,301,442
                                                                                             --------------
                                                                                             --------------

NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .   $       62,655
  Accumulated distributions in excess of net realized gain . . . . . . . . . . . . . . . .         (112,206)
  Unrealized appreciation (depreciation) on investments. . . . . . . . . . . . . . . . . .        3,191,480
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,616
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20,157,897
                                                                                             --------------

  NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   23,301,442
                                                                                             --------------
                                                                                             --------------

  Net asset value, offering and redemption price per share
    ($23,301,442 divided by 1,616,022 shares of $.001
    par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . .       $14.42
                                                                                             --------------
                                                                                             --------------




The accompanying notes are an integral part of the financial statements.



12 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND


                                                         STATEMENT OF OPERATIONS
                                       For the Fiscal Year Ended August 31, 1995

INVESTMENT INCOME
Income:
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $      209,382
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19,509
                                                                                             --------------
                                                                                                    228,891


EXPENSES (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     71,087
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . .          3,463
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,383
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . .         25,754
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . .         22,555
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . .         22,456
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . .          6,245
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . .          9,819
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . .            860
  Amortization of deferred organization expenses . . . . . . . . . . .          3,732
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,504
                                                                         ------------

  Expenses before waivers and reimbursement. . . . . . . . . . . . . .        202,858
  Expenses waived. . . . . . . . . . . . . . . . . . . . . . . . . . .        (20,704)
  Expenses reimbursed by Adviser . . . . . . . . . . . . . . . . . . .        (57,869)              124,285
                                                                         ------------        --------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          104,606
                                                                                             --------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
  Investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           46,859
  Futures contracts (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . .          (24,880)
    Net change in unrealized appreciation or depreciation of investments . . . . . . . . .        3,176,878
                                                                                             --------------

Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,198,857
                                                                                             --------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . .   $    3,303,463
                                                                                             --------------
                                                                                             --------------




The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 13

THE SEVEN SEAS SERIES
SMALL CAP FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                           For the Fiscal Years Ended August 31,


                                                                                 1995                1994
                                                                            --------------      --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . . . .       $     104,606      $      576,350
  Net realized gain (loss) from:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .              46,859           1,620,828
    Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . .             (24,880)                 --
  Net change in unrealized appreciation
    or depreciation of investments . . . . . . . . . . . . . . . . . .           3,176,878          (1,351,864)
                                                                            --------------      --------------

Net increase (decrease) in net assets resulting from operations. . . .           3,303,463             845,314

Distributions to shareholders:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .            (156,946)           (613,322)
  Net realized gain on investments . . . . . . . . . . . . . . . . . .          (1,255,304)         (1,766,399)
  In excess of net realized gain on investments. . . . . . . . . . . .            (112,206)                 --
Increase (decrease) in net assets from Fund share transactions . . . .          (4,193,484)         (7,564,422)
                                                                            --------------      --------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . .          (2,414,477)         (9,098,829)
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . .          25,715,919          34,814,748
                                                                            --------------      --------------

NET ASSETS AT END OF YEAR
  (including undistributed net investment income of
 $62,655 and $115,070, respectively) . . . . . . . . . . . . . . . . .       $  23,301,442      $   25,715,919
                                                                            --------------      --------------
                                                                            --------------      --------------


FUND SHARE TRANSACTIONS

                                                                        1995                                  1994
                                                          --------------------------------      ----------------------------------
                                                             SHARES             AMOUNT              SHARES              AMOUNT
                                                          ------------     ---------------      --------------      --------------
Fund shares sold . . . . . . . . . . . . . . . . .           1,602,127      $   20,263,993             845,335       $  10,101,378
Fund shares issued to shareholders
  in reinvestments of distributions. . . . . . . .             137,019           1,512,935             176,900           2,096,569
Fund shares redeemed . . . . . . . . . . . . . . .          (2,287,103)        (25,970,412)         (1,701,816)        (19,762,369)
                                                          ------------     ---------------      --------------      --------------
Net increase (decrease). . . . . . . . . . . . . .            (547,957)     $   (4,193,484)           (679,581)      $  (7,564,422)
                                                          ------------     ---------------      --------------      --------------
                                                          ------------     ---------------      --------------      --------------


The accompanying notes are an integral part of the financial statements.


14 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                                            FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.


                                                              1995+          1994           1993           1992++
                                                           -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . .     $     11.88    $     12.24    $     10.09    $     10.00
                                                           -----------    -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . .             .13            .21            .22            .04
  Net realized and unrealized gain on investments. . .            3.19            .24           2.14            .05
                                                           -----------    -----------    -----------    -----------

  Total From Investment Operations . . . . . . . . . .            3.32            .45           2.36            .09
                                                           -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . .            (.15)          (.21)          (.21)            --
  Net realized gain on investments . . . . . . . . . .            (.58)          (.60)            --             --
  In excess of net realized gain on investments. . . .            (.05)            --             --             --
                                                           -----------    -----------    -----------    -----------

  Total Distributions. . . . . . . . . . . . . . . . .            (.78)          (.81)          (.21)            --
                                                           -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . .     $     14.42    $     11.88    $     12.24    $     10.09
                                                           -----------    -----------    -----------    -----------
                                                           -----------    -----------    -----------    -----------

TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . .           30.04           3.90          23.66            .90

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets (b). . . . . . . . . . . . . . . .             .97(c)         .30            .25            .25
  Operating expenses, gross, to average
   daily net assets (b). . . . . . . . . . . . . . . .            1.58(c)         .81           1.18           1.71
  Net investment income to average daily net
    assets (b) . . . . . . . . . . . . . . . . . . . .             .81           1.73           1.85           2.55
  Portfolio turnover (b) . . . . . . . . . . . . . . .          192.88          44.86          81.14           4.59
  Net assets, end of year ($000 omitted) . . . . . . .          23,301         25,716         34,815          9,392
  Per share amount of fees waived ($ omitted). . . . .           .0261(c)       .0046          .0083          .0021
  Per share amount of fees reimbursed ($ omitted). . .           .0730(c)       .0582          .1040          .0226


+ Prior to November 22, 1994, the Fund was passively managed as the S&P Midcap Index Fund.

++   For the period July 1, 1992 (commencement of operations) to August 31,
     1992.

(a)  Periods less than one year are not annualized.


(b)  The ratios for the period ended August 31, 1992 are annualized.

(c)  See Note 4.


                                                                Annual Report 15

THE SEVEN SEAS SERIES
SMALL CAP FUND



                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Small Cap Fund (the "Fund"). Prior to November 22, 1994, the Fund was passively managed under the name of The Seven Seas Series S&P Midcap Index Fund. Effective November 23, 1994, the name and investment objective of the Fund was changed pursuant to a shareholder vote. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Futures contracts are valued on the basis of last sale price.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost", a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.


16 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                August 31, 1995

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $111,161, incurred from November 1, 1994 to August 31, 1995 and treat it as arising in fiscal year 1996.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in foreign denominated investments, redemptions in kind, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     The following reclassifications have been made to reflect activity for the fiscal year ended August 31, 1995:


           UNDISTRIBUTED             ACCUMULATED               ADDITIONAL
           NET INVESTMENT      DISTRIBUTIONS IN EXCESS          PAID-IN
               INCOME            OF NET REALIZED GAIN           CAPITAL
        --------------------  --------------------------  --------------------
         $         (75)             $     132,673           $   (132,598)


     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.


                                                                Annual Report 17

THE SEVEN SEAS SERIES
SMALL CAP FUND


                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                August 31, 1995

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

     FUTURES: The Fund may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For for the fiscal year ended August 31, 1995, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $23,594,064 and $29,218,559 respectively.

     The sale of investment securities, including the market value of securities relating to redemptions in-kind transactions during the period was $18,994,918, upon which the Fund recognized a net realized loss of $161,974.

     FUTURES TRANSACTIONS: Fund transactions in futures contracts for the fiscal year ended August 31, 1995, were as follows:


                                                FUTURES CONTRACTS
                                         -------------------------------
                                                             AGGREGATE
                                          NUMBER OF        FACE VALUE OF
                                          CONTRACTS        CONTRACTS (1)
                                         -----------       -------------
     Outstanding at August 31, 1994               --                  --
     Contracts opened                             34        $  2,885,425
     Contracts closed                            (34)         (2,885,425)
                                         -----------        ------------
     Outstanding at August 31, 1995               --        $         --
                                         -----------        ------------
                                         -----------        ------------

(1) The aggregate face value of contracts is computed on the date each contract was opened.


18 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND



                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent, and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent, and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES

     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company ("The Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and limitations. From the inception date of the Fund to November 22, 1994, the Fund paid a fee to the Adviser at the annual rate of .20% of its average daily net assets. Effective November 23, 1994, pursuant to a shareholder vote, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets.

     For the period September 1, 1994 to November 22, 1994, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee of .20% to the extent that total expenses exceed .25% of the average daily net assets on an annual basis. For the period November 23, 1994 to March 9, 1995, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee of .75% to the extent that total expenses exceed 1.00% of the average daily net assets on an annual basis. Effective March 9, 1995, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The aggregate amount of these waivers by the Adviser was $17,654 for the fiscal year ended August 31, 1995.

     For the period September 1, 1994 to November 22, 1994 the Adviser voluntarily agreed to waive a portion of its custodial service fees which amounted to $3,050. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees


                                                                Annual Report 19

THE SEVEN SEAS SERIES
SMALL CAP FUND



                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the funds (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Adviser is authorized to effect brokerage transactions through its affiliated broker dealer, SSBSI. The Fund paid brokerage commissions of $11,696 to SSBSI for the fiscal year ended August 31, 1995.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective September 17, 1995, the annual retainer was increased to $44,000.

5. DIVIDENDS

     On September 1, 1995, the Board of Trustees declared a dividend of $0.0134 from net investment income payable on September 12, 1995, to shareholders of record on September 5, 1995.


20 Annual Report

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                                          ADDITIONAL INFORMATION
                                                                 August 31, 1995

On November 4, 1995, a special meeting of the shareholders of the Fund was held for the purpose of voting on the following matter:

To approve or disapprove a proposal to amend the investment objective, advisory agreement, and Fund name.

The proposal was approved and the details of the vote are as follows:



                              NUMBER OF     % OF OUTSTANDING     % OF SHARES
             VOTE              SHARES       SHARES (QUORUM)         VOTED
      ------------------   -------------   ------------------  --------------

          Affirmative          328,483            57%                 96%
          Against               14,464             3%                  4%
          Abstain              229,923            --                  --
                           -------------   ------------------  --------------

          Total                572,870            60%                100%
                           -------------   ------------------  --------------
                           -------------   ------------------  --------------


                                                                Annual Report 21

THE SEVEN SEAS SERIES
SMALL CAP FUND

                                                                 TAX INFORMATION
                                                                 August 31, 1995


The Fund paid distributions of $.2669 per share from net long-term capital gains during its taxable year ended August 31, 1995. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $578,783 as capital gain dividends for its taxable year ended August 31, 1995.

Please consult a tax advisor for questions about federal or state income tax laws.


22 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts 02110
(617) 654-6089

--------------------------------------------------------------------------------


TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd


OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President,
    Treasurer and Director of Operations
  J. David Griswold, Vice President
    and Secretary


INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts  02110


CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)


DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts  02110
  (617) 654-6089


ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402


LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109


INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109


                                                                Annual Report 23

                           THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                                        Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . . . . . . .    8

Active International Fund Financial Statements . . . . . . . . . . . .    9

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . .   18

Tax Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

Fund Management and Service Providers. . . . . . . . . . . . . . . . .   24

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN




DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the recently opened Active International Fund: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds including this Fund opened for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,



Nicholas A. Lopardo
Chairman and Chief Executive Officer


4 Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS



                                  [PHOTOGRAPH]



                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. Robert Rubano, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Active International Fund since its inception in March 1995. Mr. Rubano has been with State Street since 1990 as a portfolio manager of active international funds. There are seven other portfolio managers who work with Mr. Rubano in managing the Fund.


                                                                 Annual Report 5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION


GROWTH OF A $10,000 INVESTMENT

Yearly Periods
   Ended
 August 31           Active International       MSCI EAFE Index **
--------------       --------------------       ------------------
Inception*                 $10,000                   $10,000
1995                       $10,890                   $10,951


The Seven Seas Series Active International Fund commenced operations on March 7, 1995 with a net asset value of $10.00 per share. The Fund achieved its objective "to provide capital growth by investing primarily in securities of foreign investors," as it finished the fiscal year with a price of $10.89, an increase of 8.90%. This compares favorably with the MSCI EAFE Index**, which rose 9.51% from March 1 through August 31, 1995, with 3% of that rise occurring in the first week of March when the Fund was not yet in existence.

Turbulence in Japan has been the main international event thus far in 1995. Although Japan's currency, the yen, is back to its December 1994 level of 99 yen to the dollar, it had at one point surged to a post-World War II high of 80 in mid-April. This dramatic rise and subsequent return closer to fair value sent the stock market on a roller coaster ride. In anticipation of the yen's fall, the Fund hedged the portfolio's yen exposure (into US$) as we believed the yen peaked. The Fund places a hedge on a currency by selling the currency forward for settlement at a later date. This effectively reduces risk of a currency declining and hurting the Fund's returns. We still believe the yen is over valued and are maintaining our hedged position.

In addition to the tremors from the yen, the aftershock from the Kobe earthquake was still being felt, as the cost of reconstruction threatened any economic growth stimulus. Exacerbating the situation

SEVEN SEAS SERIES
   ACTIVE INTERNATIONAL FUND



Period Ended              Growth of                   Total
  08/31/95                 $10,000                   Return
------------            ------------                --------
Inception                $   10,890                  8.90%+


MORGAN STANLEY CAPITAL INTERNATIONAL
  EUROPE, AUSTRALIA, FAR EAST INDEX


Period Ended              Growth of                   Total
  08/31/95                 $10,000                   Return
------------            ------------                --------
Inception                $   10,951                  9.51%+

*The Fund commenced operations on March 7, 1995. Index comparison began March 1, 1995.

**Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

+Total returns for periods less than one year are not annualized.



6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION



was the collapse of Barings' Bank and its ripple effect through the Japanese stock market. These events have combined to drive the Japanese market down over 5% through this fiscal year end to levels which, in contrast to the yen, have reinforced our belief that Japanese securities are undervalued. Coupled with an interest rate cut to below 1%, the Japanese market also offers some exciting prospects for growth. Thus, we have been increasing our overweight position to the Japanese equity market through the last fiscal quarter.

Elsewhere, in Europe, the Fund benefited from its overweight position to Norway, compared to the MSCI EAFE Index, as the market there rose 10% from the Fund's inception through its fiscal year end in August. We remain excited about the growth potential of this small, oil-exporting Scandinavian country and are maintaining our overweight position. At the beginning of June we established an overweight to Italy, where the political situation has stabilized and the prospects have improved for more meaningful pension reform. The Fund was rewarded for this move, as Italy posted a 2% gain during the last fiscal quarter for the Fund while the MSCI EAFE Index was flat. Also, back on the currency front, the Fund received a boost from the Deutsche mark hedge put on in the beginning of May. Since that time, the Deutsche mark has dropped over 6% relative to the dollar. Like the yen hedge described earlier, this hedging strategy is of a defensive nature.

Finally, the Fund's position in Latin America proved beneficial, particularly in Brazil where the market was up over 26% since the Fund's opening. We remain bullish on the Brazilian market as the success of the new economic plan there is becoming increasingly more evident by the boom in consumerism and reduced inflation.

The future direction of the international markets depends heavily on Washington and its position on the dollar, as decisions here have an enormous impact on exporters around the world. In most of the world's other major economies, recoveries have begun significantly later than here at home, thus they stand to gain more momentum in the next couple of years. In fact, growth for the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, United Kingdom and the United States) is expected to be in the area of 2.5-3.0%, annualized. With the world's money supply growth expected to be slow and inflation under control in most parts of the world, we would expect a generally favorable impact on financial assets.

                          ----------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Active International Fund (the "Fund"), as of August 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 7, 1995 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period March 7, 1995 (commencement of operations) to August 31, 1995 in conformity with generally accepted accounting principles.

                                                 /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995


                                           NUMBER      MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------    --------
COMMON STOCKS - 77.2%
AUSTRIA - 1.3%
Fotex (Regd) (a)                            22,000    $     27
Oester Elektrizita Class A                   1,100          75
OMV AG (a)                                     920          88
Perlmooser Zementwerke AG                      970          75
Steyr-Daimler-Puch (a)                       3,100          56
                                                      --------

                                                           321
                                                      --------

BRAZIL - 2.3%
Brazil Fund, Inc.                           19,200         489
Sider Nacional cia NPV                   1,152,000          26
Telecomunicacoes Brasileiras NPV         1,680,000          62
                                                      --------

                                                           577
                                                      --------

FRANCE - 9.1%
La Rochette (a)                             15,100         150
Alcatel Alsthom                                361          36
Banque Nationale Paris                         809          33
CGIP                                           669         143
Christian Dior                               2,650         234
Cie de St. Gobain                              348          44
Credit National                              3,090         216
Enterprise Jean Lefebvre SA                  2,050         134
Gascogne                                     1,523         160
Groupe Andre SA (a)                          2,150         183
Guyenne et Gascogne                            100          26
Peugeot SA                                   1,300         172
Rhone-Poulenc SA Class A - ADR               1,687          35
Sanofi SA                                    3,042         188
Societe Nationale Elf d'Aquitaine            3,469         254
UFB Locabail (a)                             2,900         233
Usinor Sacilor (a)                           3,362          55
                                                      --------

                                                         2,296
                                                      --------

GERMANY - 7.5%
Allianz AG Holding 1996 Warrants (a)            50          48
AMB - Aachener &
 Muenchener Beteiligung (Regd)                 200         134
Bankgesell Berlin                              350          91
BASF AG                                        950         213
Bayer Hypotheken & Wechsell Bank               250          61
BHF - Bank AG                                2,500          64
Daimler-Benz AG                                100          49
DBV Holding AG (Regd)                          550         197
Degussa AG                                      50          16
Holsten Brauere AG                           1,000         252
IKB Deutsche Industriebank AG                  800         150
Kolbenschmidt AG (a)                         1,400         209
Siemens AG                                     400         204
Thyssen AG (a)                                 900         176
VEBA AG                                        500          19
                                                      --------

                                                         1,883
                                                      --------

HONG KONG - 3.6%
Great Eagle Holdings                        69,000         141
Hong Kong Electric                          25,500          88
Hong Kong Telecommunications                67,200         122
Jardine International Motor                148,000         155
Tai Cheung Holdings (a)                    162,000         140
Wing Lung Bank (a)                          18,200         106
Yue Yuen Industrial                        586,000         150
                                                      --------

                                                           902
                                                      --------

ITALY - 1.7%
Assicurazioni Generali SPA                   2,000          48
Banco Ambrosiano
 Veneto di Risp                             13,300          18
Danieli & Co. di Risp                       14,000          42
Fiat SPA di Risp                            29,000          62
Istituto Mobiliare Italiano                  7,000          45
Montefibre di Risp (a)                      44,300          25
R.A.S. di Risp                               9,000          57


                                                                 Annual Report 9

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                           NUMBER      MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------    --------
Recordati di Risp (a)                       14,000    $     47
Stet di Risp                                19,000          46
Telecom Italia di Risp                      20,000          26
Telecom Italia Mobile
 S.P.A. - di Risp (a)                       20,000          20
                                                      --------

                                                           436
                                                      --------

JAPAN - 33.1%
Aichi Machine Industries (a)                23,000         137
Amada Co., Ltd.                             13,000         135
Amada Sonoike Co.                           37,000         231
Bunka Shutter Co. (a)                       54,000         307
Citizen Watch Co., Ltd. (a)                 28,000         213
Dai-Ichi Katei Denki (a)                    35,000         163
Daidoh, Ltd. (a)                            17,000         142
Daikyo, Inc.                                44,000         355
Daishinku Corp.                             17,000         212
Gun-Ei Chemical Industry Co. (a)            52,000         260
Gunze Limited                               29,000         165
Hitachi, Ltd.                               40,000         438
Hokkaido Takushoku Bank, Ltd.               96,000         297
Ines Corp. (a)                              23,000         273
Keiyo Bank, Ltd.                             6,000          34
Kumagai Gumi Co.                            22,000         105
Marudai Food Co.                            48,000         343
Matsushita Electric
  Industrial Co., Ltd.                       6,000          94
Nichiei Construction (a)                    23,000         226
Nichimo Co. (a)                             12,000          50
Nippon Trust Bank (a)                       61,000         246
Nippon Valqua Industries (a)                34,000         148
Nisshinbo Industries, Inc.                   7,000          63
Nissho Corp.                                15,000         158
Okabe Co.                                   21,000         160
Orient Corp. (a)                            19,000          92
Pioneer Electronics Corp.                   13,000         249
Renown, Inc. (a)                           105,000         338
Ryosan Co. (a)                               9,000         256
Sanyo Special Steel Co.                     78,000         330
Settsu Corp. (a)                           109,000         338
Sogo Co. (a)                                29,000         110
Sumisho Computer
  Systems Corp. (a)                         15,000         186
Sumitomo Realty & Development               42,000         308
Suntelephone Co.                            36,000         247
Suzutan Co. (a)                             19,000         143
SXL Corp.                                   12,000         124
Tokyo Electric Co., Ltd. (a)                64,000         298
Toyota Motor Corp.                           2,000          40
Yamato Kogyo Co. (a)                        38,000         319
                                                      --------

                                                         8,333
                                                      --------

NETHERLANDS - 3.0%
DSM NV (BR)                                  1,359         112
International Nederlanden CVA                1,168          64
KLM                                          1,171          39
Koninklijke Hoogovens CVA                    3,112         127
Nutricia Verenigde Bedrijven CVA             1,057          70
Royal Dutch Petroleum Co. (BR)               2,189         260
Royal PTT Nederland NV                       1,878          65
Stad Rotterdam                                 453          12
Unilever NV CVA                                170          21
                                                      --------

                                                           770
                                                      --------

NORWAY - 2.3%
Aker AS Series B                             4,400          56
Bergesen DY AS Series B                      1,400          35
Det Norske Luftfartselskap AS
 Series B                                    1,300          65
Hafslund Nycomed AS
 Series B Free                               2,889          68
Kvaerner Industries AS Series B Free           900          33
Leif Hoegh & Co. AS                          1,200          19


10 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                           NUMBER      MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------    --------
Norsk Hydro AS                               5,600    $    237
Norske Skogindustrier AS Class A             1,100          35
Saga Petroleum AS                            3,700          46
                                                      --------

                                                           594
                                                      --------
PORTUGAL - 0.1%
Portucel Industrial SA (a)                   2,300          17
                                                      --------

SINGAPORE - 5.1%
Development Bank of Singapore, Ltd.
  (Alien Market)                            26,000         296
Far East Levingston                         19,000          83
Keppel Bank                                 29,000          80
Keppel Corp.                                 2,000          16
Metro Holdings, Ltd.                        56,400         252
Neptune Orient Lines, Ltd.                 163,000         198
Singapore Airlines, Ltd.
  (Alien Market)                            17,000         144
Singapore Land                               3,000          17
United Industrial Corp., Ltd.              228,000         209
                                                      --------

                                                         1,295
                                                      --------

SOUTH KOREA - 1.4%
Korea International Trust - IDR (a)             7*         343
                                                      --------

SPAIN - 0.4%
Banco Central Hispano
  Americano SA (Regd)                          950          20
Dragados y Construcciones SA                 1,300          21
Repsol SA                                      400          12
Telefonica de Espana                         1,100          15
Union Electrica Fenosa                       6,750          31
                                                      --------

                                                            99
                                                      --------

SWITZERLAND - 2.6%
Baloise Holdings (Regd)                         10          20
Bobst AG (BR)                                   20          31
Ciba Geigy AG (BR)                              75          53
Gotthard Bank                                   55          28
Hero (BR)                                       55          26
Magazine Zum Globus                             50          30
Nestle SA (Regd)                                65          66
Pargesa Holdings SA (BR)                        25          30
Roche Holdings Genusscheine
  AG NPV                                        20         134
Sandoz AG (Regd)                               140         101
Schweiz Bankgesellsch (BR)                      45          40
Schweiz Bankverein (Regd)                      380          65
Winterthur (Regd)                               45          27
                                                      --------

                                                           651
                                                      --------

UNITED KINGDOM - 3.7%
Abbey National PLC                           5,200          43
Amstrad PLC                                 12,600          51
ASDA-MFI Group PLC                          30,800          52
Associated British Foods PLC                 3,800          43
Barclays Bank PLC                            1,700          19
British Steel PLC                           14,800          42
British Telecommunications PLC               2,400          15
Burton Group PLC                            46,400          73
Cable & Wireless PLC                        12,100          79
Fisons PLC                                   6,600          26
General Accident PLC                         3,500          32
Greenalls Group PLC                          5,400          42
Hammerson Property PLC (a)                   7,600          42
Lonrho PLC                                  15,100          38
Northumbrian Water PLC                       2,500          35
Royal Bank of Scotland Group PLC             5,800          42
Royal Insurance Co., Ltd. PLC                8,100          42
Severn Trent Water PLC                       4,600          45


                                                                Annual Report 11

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                           NUMBER      MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------    --------
Smith & Nephew PLC                          14,776     $    44
Taylor Woodrow PLC                          20,600          37
Yorkshire Water PLC                          8,700          82
                                                      --------
                                                           924
                                                      --------

TOTAL COMMON STOCKS
(cost $19,370)                                          19,441
                                                      --------

PREFERRED STOCKS - 3.8%
AUSTRIA - 1.2%
Bank Austria AG (a)                          2,700         121
Creditanstalt-Bankverein                     2,120         109
EA Generali AG                                 500          81
                                                      --------

                                                           311
                                                      --------

BRAZIL - 0.6%
Banco Nacional SA NPV                      871,000          15
Electrobras Series B NPV                   224,000          62
Petroleo Brasileiro SA NPV                 255,000          25
Sider Riograndense NPV                     765,000          17
Vale do Rio Doce (cia) NPV                 193,000          30
                                                      --------


                                                           149
                                                      --------

GERMANY - 2.0%
Dyckerhoff AG                                  200          55
RWE AG (a)                                     850         231
Volkswagen AG                                  900         208
                                                      --------

                                                           494
                                                      --------

TOTAL PREFERRED STOCKS
(cost $903)                                                954
                                                      --------


                                          Principal    Market
                                           Amount       Value
                                            (000)       (000)
                                          --------    --------
SHORT-TERM INVESTMENTS - 2.4%
Federal Home Loan Bank
 Discount Note (b)
 5.700% due 09/01/95                      $    620    $    620
                                                      --------

TOTAL SHORT-TERM INVESTMENTS
(cost $620)                                                620
                                                      --------

TOTAL INVESTMENTS
(identified cost $20,893)(c) - 83.4%                    21,015

OTHER ASSETS AND LIABILITIES,
NET - 16.6%                                              4,171
                                                      --------

NET ASSETS - 100.0%                                    $25,186
                                                      --------
                                                      --------

(a)  Non-income-producing security.
(b)  Rate noted is yield-to-maturity.
(c) At August 31, 1995, the cost for federal income tax purposes was the same as shown above and net unrealized appreciation for all securities was $122. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $748 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $626.
*    Reflected in units. 1 IDR Unit = 1000 Shares.

The accompanying notes are an integral part of the financial statements.


12 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                                 % OF      MARKET
                                                 NET        VALUE
      INDUSTRY DIVERSIFICATION                 ASSETS       (000)
-------------------------------------------   --------   ---------
Basic Industries                                10.0%    $  2,528
Capital Goods                                   12.5        3,148
Consumer Basics                                  5.9        1,476
Consumer Durable Goods                           4.1        1,029
Consumer Non-Durables                            8.6        2,162
Consumer Services                                1.0          247
Energy                                           5.6        1,412
Finance                                         13.5        3,404
General Business                                 1.8          454
Miscellaneous                                    6.9        1,736
Shelter                                          2.6          653
Technology                                       3.3          833
Transportation                                   1.0          252
Utilities                                        4.2        1,061
Short-Term Investments                           2.4          620
                                             --------    --------

Total Investments                               83.4       21,015
Other Assets and Liabilities, Net               16.6        4,171
                                             --------    --------

NET ASSETS                                     100.0%    $ 25,186
                                             --------    --------
                                             --------    --------


The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 13

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995




ASSETS
  Investments at market (identified cost $20,892,805)(Note 2). . . . . . . . . . . . . . .    $  21,014,842
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,310
  Foreign currency holdings (identified cost $227,595) . . . . . . . . . . . . . . . . . .          221,995
  Forward foreign currency exchange contracts (cost $8,869,799)(Notes 2 and 5) . . . . . .        8,869,799
  Receivables:
    Dividends and interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15,729
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,000,000
    Foreign taxes recoverable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8,737
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              134
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . .           39,752
                                                                                            ---------------

                                                                                                 33,173,298

LIABILITIES
  Payables (Note 4):
    Investments purchased. . . . . . . . . . . . . . . . . . . . . . . . .  $        1,043
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . . . .           1,065
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . . . .          20,406
    Accrued shareholder servicing fees . . . . . . . . . . . . . . . . . .             464
    Accrued transfer agent fees. . . . . . . . . . . . . . . . . . . . . .             161
    Accrued organization fees (Note 2) . . . . . . . . . . . . . . . . . .          35,108
    Other accrued expenses . . . . . . . . . . . . . . . . . . . . . . . .          23,961
  Forward foreign currency exchange contracts
    (cost $8,869,799)(Notes 2 and 5) . . . . . . . . . . . . . . . . . . .       7,905,588        7,987,796
                                                                           ---------------  ---------------


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  25,185,502
                                                                                            ---------------
                                                                                            ---------------
NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .    $      49,810
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . .          (9,108)
  Unrealized appreciation (depreciation) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          122,037
    Foreign currency-related transactions. . . . . . . . . . . . . . . . . . . . . . . . .          957,713
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,314
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24,062,736
                                                                                            ---------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  25,185,502
                                                                                            ---------------
                                                                                            ---------------
Net asset value, offering and redemption price per share
  ($25,185,502 divided by 2,313,570 shares of $.001 par value
  shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . . . . . . . .       $10.89
                                                                                            ---------------
                                                                                            ---------------

The accompanying notes are an integral part of the financial statements.


14 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                                         STATEMENT OF OPERATIONS
                       For the Period March 7, 1995 (Commencement of Operations)
                                                              to August 31, 1995

INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $20,686) . . . . . . . . . . . . . . . . . .  $       135,050
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           44,964
                                                                                            ---------------
                                                                                                    180,014


Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       46,488
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . .           3,720
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42,471
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,988
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .          22,196
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,434
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . . . .           1,550
  Amortization of deferred organization expenses . . . . . . . . . . . . .           4,248
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,685
                                                                           ---------------

  Expenses before waivers. . . . . . . . . . . . . . . . . . . . . . . . .         158,780
  Expenses waived. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (47,833)          110,947
                                                                           ---------------  ---------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           69,067
                                                                                            ---------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
  Investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (9,108)
  Foreign currency-related transactions (Notes 2 and 3). . . . . . . . . . . . . . . . . .         (21,718)
Net change in unrealized appreciation or depreciation of:
  Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          122,037
  Foreign currency-related transactions. . . . . . . . . . . . . . . . . . . . . . . . . .          957,713
                                                                                            ---------------

Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,048,924
                                                                                            ---------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . .  $     1,117,991
                                                                                            ---------------
                                                                                            ---------------


The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 15

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                              STATEMENT OF CHANGES IN NET ASSETS
                       For the Period March 7, 1995 (Commencement of Operations)
                                                              to August 31, 1995

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $      69,067
  Net realized gain (loss) from:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (9,108)
    Foreign currency-related transactions. . . . . . . . . . . . . . . . . . . . . .         (21,718)
  Net change in unrealized appreciation or depreciation of:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         122,037
    Foreign currency-related transactions. . . . . . . . . . . . . . . . . . . . . .         957,713
                                                                                       -------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . .       1,117,991


Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . .      24,067,511
                                                                                       -------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .      25,185,502
Net assets at beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . .              --
                                                                                       -------------

NET ASSETS AT END OF PERIOD
  (including undistributed net investment income of $49,810) . . . . . . . . . . .  $     25,185,502
                                                                                       -------------
                                                                                       -------------


FUND SHARE TRANSACTIONS
                                                                            Shares        Amount
                                                                        -------------  -------------
Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,340,535  $  24,359,411
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . .        (26,965)      (291,900)
                                                                        -------------  -------------

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . .      2,313,570  $  24,067,511
                                                                        -------------  -------------
                                                                        -------------  -------------


The accompanying notes are an integral part of the financial statements.


16 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                                         FINANCIAL HIGHLIGHTS

           The following table includes selected data for a share outstanding throughout the fiscal period ended August 31 and other performance information derived from the financial statements.

                                                                       1995++
                                                                      --------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . . . . . .  $  10.00
                                                                      --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . .       .03
  Net realized and unrealized gain (loss) on investments . . . . . .       .86
                                                                      --------

  Total From Investment Operations . . . . . . . . . . . . . . . . .       .89
                                                                      --------

NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . . . . . .  $  10.89
                                                                      --------
                                                                      --------

TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . . . . . .      8.90

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)(c). . . .      1.79
  Operating expenses, gross, to average daily net assets (b)(c). . .      2.56
  Net investment income to average daily net assets (b). . . . . . .      1.11
  Portfolio turnover (b) . . . . . . . . . . . . . . . . . . . . . .      7.17
  Net assets, end of period ($000 omitted) . . . . . . . . . . . . .    25,186
  Per share amount of fees waived ($ omitted)(c) . . . . . . . . . .     .0207


 ++  For the period March 7, 1995 (commencement of operations) to August 31,
     1995.
(a)  Periods less than one year are not annualized.
(b)  Annualized.
(c)  See Note 4.


                                                                Annual Report 17

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND



                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1995

1. ORGANIZATION
   The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Active International Fund (the "Fund"), which commenced operations on March 7, 1995. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are followed by the Fund in the preparation of these financial statements.

   SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

   The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $30,278, incurred from March 7, 1995 to August 31, 1995 and treat it as arising in fiscal year 1996.


18 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

   DEFERRED ORGANIZATION EXPENSES: The Fund has incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

   FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books; and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

   It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the


                                                                Annual Report 19

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND
                                       NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

   year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

   INVESTMENT IN INTERNATIONAL MARKETS: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, future adverse political and economic developments and liquidity concerns resulting from thinner markets. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of comparable securities in the United States.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the period March 7, 1995 (commencement of operations) to August 31, 1995, purchases and sales of investment securities, excluding short-term investments, aggregated to $20,721,953 and $440,041, respectively.

   SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.


20 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                       NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

4. RELATED PARTIES
   The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. For the period March 7, 1995 (commencement of operations) to August 31, 1995, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceeded 1.00% on an annual basis. For this period, waivers by the Adviser amounted to $46,488.

   The Investment Company has contracts with the adviser to provide custody, shareholder servicing and transfer agent services to the Fund. For the period March 7, 1995 (commencement of operations) to August 31, 1995, the Adviser voluntarily agreed to waive a portion of its custodial services fees to the Fund which amounted to $843.

   The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

   Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

   Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied


                                                                Annual Report 21

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                       NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

   by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of the Fund: $0 up to $500 million - .07%; over $500 million to and including $1 billion - .06%; over $1 billion up to $1.5 billion - .04%; over $1.5 billion - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds. For the period March 7, 1995 (commencement of operations) to August 31, 1995, the Administrator voluntarily waived a portion of its administrative fee to the Fund which amounted to $502.

   The Adviser is authorized to effect brokerage transactions through its affiliated broker dealer, SSBSI. The Fund paid brokerage commissions of $308 to SSBSI for the fiscal period ended August 31, 1995.

   The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.

5. COMMITMENTS
   As of August 31, 1995, the Fund has entered into various forward foreign currency exchange contracts which contractually obligate the Fund to deliver or receive currencies at specified future dates. Open contracts were as follows:


                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


                                                                   UNREALIZED
                                                                  APPRECIATION
    CONTRACTS TO DELIVER    IN EXCHANGE FOR     SETTLEMENT DATE  (DEPRECIATION)
    --------------------   ----------------     ---------------  --------------
     CHF       386,000     USD      339,639        11/06/95      $     17,522
     DEM     1,732,000     USD    1,258,538        11/06/95            74,839
     JPY   625,000,000     USD    7,271,622        09/08/95           871,850
                                                                 ------------
                                                                 $    964,211
                                                                 ------------
                                                                 ------------

The related net unrealized appreciation (depreciation) is reflected in the Active International Fund financial statements.


22 Annual Report

THE SEVEN SEAS SERIES
ACTIVE INTERNATIONAL FUND

                                                                 TAX INFORMATION
                                                                 August 31, 1995


The Fund paid foreign taxes of $20,686 and recognized $155,736 of foreign source income during the taxable year ended August 31, 1995. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0089 per share of foreign taxes paid and $.0673 of gross income earned from foreign sources in the taxable year ended August 31, 1995.

Please consult a tax advisor for questions about federal or state income tax laws.


23 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts  02110
(617) 654-6089

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President
   Margaret L. Barclay, Senior Vice President,
    Treasurer and Director of Operations
   J. David Griswold, Vice President
    and Secretary

INVESTMENT ADVISER
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDERS INQUIRES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts  02171
   (800) 64-7SEAS (77327)

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   Two International Place, 35th Floor
   Boston, Massachusetts 02110
   (617) 654-6089


ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington  98402

LEGAL COUNSEL
   Goodwin, Procter & Hoar
   Exchange Place
   Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   One Post Office Square
   Boston, Massachusetts  02109



24 Annual Report

                 THE SEVEN SEAS SERIES FUND -Registered Trademark-





                                 AUGUST 31, 1995





                                TABLE OF CONTENTS

                                                                            Page
Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . .    8

Yield Plus Fund Financial Statements . . . . . . . . . . . . . . . . . . .    9

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . .   18

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .   24

Tax Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

Fund Management and Service Providers. . . . . . . . . . . . . . . . . . .   26



This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund" -Registered Trademark- is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN




DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Yield Plus Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,



Nicholas A. Lopardo
Chairman and Chief Executive Officer


4  Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS

                                  [Photograph]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. David Hertan, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Yield Plus Fund since April 1994. Mr. Hertan has been with State Street since 1991 as a director of investments--Sallie Mae. Prior to that he was a manager of foreign exchange at Ford Europe. There are eight other portfolio managers who work with Mr. Hertan in managing the Fund.


                                                                Annual Report  5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION

[Chart]


GROWTH OF A $10,000 INVESTMENT*

Yearly Periods                        Donoghue's Money
   Ended                          Fund Average -Trademark-   Saloman Brothers 6-Month    Saloman Brothers 1-Year
 August 31     Yield Plus Fund         All Taxable**          Treasury Bills Index++    Treasury Bills Index++++
-----------    ----------------   ------------------------   ------------------------   ------------------------
Inception*       $10,000              $10,000                   $10,000                     $10,000
1993             $10,285              $10,224                   $10,273                     $10,339
1994             $10,660              $10,537                   $10,650                     $10,630
1995             $11,301              $11,076                   $11,251                     $11,340

                          SEVEN SEAS SERIES
                           YIELD PLUS FUND


Period Ended         Growth of             Total
  08/31/95            $10,000              Return
------------         ---------             ------
1 Year                $ 10,601              6.01%
Inception             $ 11,301              4.45%+

                       SALOMON BROTHERS 1-YEAR
                        TREASURY BILLS INDEX

Period Ended         Growth of             Total
  08/31/95            $10,000              Return
------------         ---------             ------
1 Year                $ 10,668              6.68%
Inception             $ 11,340              4.54%+

                       NARROWLY BASED INDEX:

                      SALOMON BROTHERS 6-MONTH
                        TREASURY BILLS INDEX


Period Ended         Growth of             Total
  08/31/95            $10,000              Return
------------         ---------             ------
1 Year                $ 10,564              5.64%
Inception             $ 11,251              4.25%+

                      NARROWLY BASED AVERAGE:

                       DONOGHUE'S MONEY FUND
                   AVERAGE -TRADEMARK- -ALL TAXABLE


Period Ended         Growth of             Total
  08/31/95            $10,000              Return
------------         ---------             ------
1 Year                $ 10,512              5.12%
Inception             $ 11,076              3.68%+

The Seven Seas Series Yield Plus Fund generated an annual total return of 6.01% for the fiscal year ended August 31, 1995. The Fund experienced modest growth during the fiscal year as net assets increased from $1.36 billion on August 31, 1994, to $1.45 billion on August 31, 1995.

Although the Fund is not a money market fund, it is managed in a manner to provide higher returns than that typically available from a money market fund. For the year, the Fund returned 0.89% more than the average money market fund as represented by the Donoghue's Money Fund Average--a universe of taxable money market funds. The table also shows the Fund's performance compared to the Salomon Brothers 6-Month and 1-Year Treasury Bill Indexes, which would represent
alternative short-term investment targets with longer durations.   The Fund's
return and Donoghue's Average

*The Fund commenced operations on November 9, 1992.
Index comparisons began November 1, 1992.

**IBC/Donoghue's Money Fund Averages--a
universe of taxable funds.

++The total return calculated for the Salomon Brothers 6-Month Treasury Bills Index includes principal gain or loss, income and reinvestment of proceeds. The Index is based on a rolling maturity concept and holding the bond to maturity. For example, the Index will continue, at any point, issues with 1-6 months of remaining maturity.

++++The Salomon Brothers 1-Year Treasury Bill Index return is the return of the newly issued (on-the-run) 1-year treasuries each month (auctioned monthly). It is determined by taking the 1-year Treasury Bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-Year Treasury Bill.

+Annualized.


6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION




both reflect fees and expenses which are not included in the Salomon Index returns.

Last year was a tumultuous one in the fixed income markets, as the Federal Reserve tightened monetary policy twice by a total of 125 basis points in November and February and then turned around and eased policy by 25 basis points in July. Yields on 3-Month Treasury Bills had a range of 145 basis points while yields on 2-Year Treasury notes had a 220 basis point range. During this period of volatility, the Fund was rewarded for maintaining a consistent strategy.

As a short-term investment fund, the Fund maintains a portfolio duration approximating the 90-day maximum maturity permitted for SEC-registered money market funds. The securities held in the Fund are typically securities which would not be eligible money market investments primarily because they have longer maturities than those permitted in money market funds. Duration is controlled through interest rate reset features on certain investments and hedging in the futures market. By pursuing this strategy, the Fund is able to capitalize on the greater credit and maturity risk premiums available in longer-term securities while limiting duration risk. It is also able to avoid the overwhelming demand for short-term securities from money market type funds.

The Fund continues to focus its investments on high quality fixed and floating rate corporate bonds and fixed and floating rate AAA asset-backed securities. Specific securities are selected based on relative value analysis. The Fund is actively traded to reposition itself and take advantage of market inefficiencies.

                         -------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                Annual Report  7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Yield Plus Fund (the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period November 9, 1992 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period November 9, 1992 (commencement of operations) to August 31, 1993 in conformity with generally accepted accounting principles.


Boston, Massachusetts                        /s/ Coopers & Lybrand L.L.P.
October 13, 1995


8  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995

                                                     PRINCIPAL          MARKET
                                                      AMOUNT             VALUE
                                                       (000)             (000)
                                                     ---------         ---------
LONG-TERM INVESTMENTS - 94.6%
ASSET-BACKED SECURITIES - 48.9%
Advanta Credit Card Master Trust II
  Series 1994-D Class A
    6.035% due 09/01/00 (b)                          $  30,000         $  30,019
  Series 1994-B Class A
    6.155% due 10/15/01 (b)                             33,375            33,427
Carco Auto Loan Master Trust
  Series 1992-2 Class A
    6.288% due 09/15/99 (b)                             12,150            12,203
  Series 1993-1 Class A
    6.218% due 01/18/00 (b)                             10,000            10,031
  Series 1995-1 Class A
    6.051% due 06/15/00 (b)                             35,000            35,000
Case Equipment Loan Trust
  Series 1993-B Class A
    4.300% due 05/15/99                                  3,248             3,189
  Series 1994-A Class A2
    4.650% due 08/15/99                                 11,177            11,026
Chase Manhattan
  Credit Card Master Trust
  Series 1995-2 Class A
    6.005% due 08/15/01 (b)                             55,800            55,765
Deere, (John) Owner Trust
  Series 1993-A Class A2
    6.187% due 04/29/00 (b)                             15,748            15,764
First Chicago Master Trust II
  Series 1993-G Class A
    6.055% due 02/15/98 (b)                             24,600            24,608
  Series 1993-F Class A
    6.175% due 02/15/00 (b)                             10,000            10,028
First USA Credit Card Master Trust
  Series 1994-3 Class A
    6.095% due 08/15/97 (b)                             56,790            56,861
Ford Credit Auto Loan Master Trust
  Series 1992-1 Class A
    6.875% due 01/15/99                                 48,695            49,182
  Series 1992-2 Class A
    7.375% due 04/15/99                                 13,300            13,533
Household Affinity Credit Card
  Master Trust I
  Series 1994-1 Class A
    6.025% due 05/15/01(b)                              42,400            42,307
Main Place Funding Corp.
  Series 1995-1
    6.147% due 07/17/98 (b)                             25,000            25,016
MBNA Master Credit Card Trust
  Series 1993-1 Class A
    6.175% due 03/15/00 (b)                             10,500            10,530
  Series 1994-2 Class A
    6.085% due 06/15/01 (b)                             40,000            39,987
MBNA Master Credit Card Trust II
  Series 1994-D Class A
    6.230% due 03/15/00 (b)                             12,000            12,015
Premier Auto Trust
  Series 1993-6 Class A2
    4.650% due 11/02/99                                 10,582            10,394
  Series 1993-6 Class A3
    6.075% due 11/02/99 (b)                             25,286            25,320
  Series 1994-3 Class A-3
    6.000% due 04/02/97 (b)                             23,500            23,503
  Series 1994-4 Class A-3
    6.200% due 10/02/97                                 12,500            12,527
  Series 1995-1 Class A3
    7.700% due 01/04/98                                 23,000            23,345
  Series 1995-3 Class A2
    5.955% due 12/31/99 (b)                             33,000            32,989
Standard Credit Card Master Trust I
  Series 1995-5 Class A
    6.190% due 05/07/00 (b)                             21,000            21,019
Superior Wholesale Inventory
  Financing Trust
  Series 1995-A Class A
    6.012% due 08/15/00 (b)                             67,400            67,399
                                                                       ---------

                                                                         706,987
                                                                       ---------


                                                                Annual Report  9

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                                     PRINCIPAL          MARKET
                                                      AMOUNT             VALUE
                                                       (000)             (000)
                                                     ---------         ---------
CORPORATE BONDS AND
NOTES - 40.9%
Associates Corp.
  of North America
    4.625% due 11/30/96                              $   8,000         $   7,849
    8.700% due 01/01/97                                  8,420             8,683
    7.750% due 11/01/97                                  5,020             5,155
    8.125% due 01/15/98                                 20,000            20,816
Associates Corp.
  of North America (MTN)
    6.800% due 06/02/97                                 20,000            20,227
AVCO Financial Services, Inc.
    7.500% due 11/15/96                                 21,010            21,355
BankAmerica Corp. (MTN)
    6.162% due 05/12/97 (b)                             25,000            24,983
Barnett Banks, Inc. (MTN)
    6.292% due 06/01/96 (b)                              6,000             6,002
Beneficial Corp. (MTN)
    6.900% due 10/28/96                                  5,000             5,046
    6.030% due 06/17/97                                 17,000            16,956
CIT Group Holdings, Inc. (MTN)
    5.750% due 05/19/97 (b)                              5,650             5,633
Comerica Bank (MTN)
    5.730% due 12/31/96 (b)                             27,000            26,919
    6.875% due 04/18/97                                 14,600            14,746
CoreStates Capital Corp. (MTN)
    5.855% due 09/17/97 (b)                             15,000            14,923
Dean Witter Discover
  & Co. (MTN)
    6.113% due 02/03/97 (b)                             18,000            18,039
    6.055% due 03/03/97 (b)                             10,000             9,993
    6.075% due 09/29/97 (b)                             20,000            19,964
First Bank Systems, Inc. (MTN)
    5.925% due 03/19/97 (b)                              6,000             5,994
First Chicago Corp. (MTN)
    6.172% due 03/31/97 (b)                             30,000            29,997
First Union Corp.
    6.125% due 02/24/98 (b)                             25,000            25,020
Ford Motor Credit Co. (MTN)
    6.055% due 10/21/97 (b)                             10,000             9,980
    6.055% due 11/01/97 (b)                             40,000            39,986
    6.300% due 02/03/98 (b)                              5,000             5,000
    6.420% due 02/04/98                                 10,000            10,011
General Electric Capital Corp. (MTN)
    6.070% due 05/02/97 (b)                             10,000             9,987
    6.080% due 07/07/97 (b)                             15,000            14,993
General Motors Acceptance
  Corp. (MTN)
    7.375% due 01/15/97                                  5,000             5,074
    7.875% due 02/28/97                                  5,400             5,522
    7.125% due 03/27/97                                 20,000            20,251
Household Finance Corp. (MTN)
    5.800% due 08/04/97 (b)                              5,000             4,971
    6.045% due 08/11/97 (b)                             30,000            29,997
    7.910% due 02/06/98                                 10,000            10,329
    6.025% due 07/06/98 (b)                             10,000             9,995
Household International, Inc.
    6.125% due 05/27/97 (b)                              6,000             5,997
Morgan (J. P.) & Co., Inc. (MTN)
    5.630% due 03/21/97 (b)                             10,000             9,993
Nationsbank Corp. (MTN)
    6.125% due 11/18/96 (b)                             26,750            26,760
    6.037% due 08/25/98 (b)                             37,500            37,453
Norwest Corp. (MTN)
    7.875% due 01/30/97                                 18,500            18,975
Society National Bank
    6.875% due 10/15/96                                  8,070             8,136
                                                                       ---------

                                                                         591,710
                                                                       ---------

EURODOLLAR BONDS - 2.2%
Alberta, Province of
    8.625% due 11/27/96                                 13,000            13,374
Associates Corp.
  of North America
    10.500% due 03/12/96                                 3,000             3,062


10  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED

                                                                 August 31, 1995

                                                     PRINCIPAL          MARKET
                                                      AMOUNT             VALUE
                                                       (000)             (000)
                                                     ---------         ---------
BankAmerica Corp.
  6.312% due 02/28/97 (b)                            $   5,000         $   5,019
PepsiCo, Inc. (MTN)
  7.750% due 02/28/97                                    5,000             5,106
  8.000% due 12/28/97                                    5,000             5,178
                                                                       ---------

                                                                          31,739
                                                                       ---------
UNITED STATES GOVERNMENT
AGENCIES - 1.9%
Federal Farm Credit Bank (MTN)
  5.830% due 12/21/95                                    9,200             9,215
  5.720% due 11/06/95                                    1,500             1,498
  5.910% due 06/24/96                                    5,000             4,988
Federal Home Loan Mortgage Corp.
  8.373% due 01/20/98 (b)                               11,675            11,793
                                                                       ---------

                                                                          27,494
                                                                       ---------
UNITED STATES GOVERNMENT
TREASURIES - 0.7%
United States Treasury Notes
  5.625% due 06/30/97                                      500               498
  6.000% due 08/31/97                                   10,000            10,023
                                                                       ---------

                                                                          10,521
                                                                       ---------
TOTAL LONG-TERM INVESTMENTS
(cost $1,366,057)                                                      1,368,451
                                                                       ---------
OPTIONS - 0.0%
Eurodollar Futures Dec 94.5 Call                          200*                60
                                                                       ---------
TOTAL OPTIONS
(cost $89)                                                                    60
                                                                       ---------

SHORT-TERM INVESTMENTS - 0.1%
United States Treasury Bills
  5.535% due 07/25/96 (a)(c)                             1,000               952
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
(cost $950)                                                                  952
                                                                       ---------
REPURCHASE AGREEMENTS - 5.0%
Agreement with HSBC of $50,000
  acquired 08/31/95 at 5.850%
  to be repurchased at $50,008
  on 09/01/95, collateralized by:
    $43,725 Federal National
    Mortgage Association
    Discount Note, 5.560% due
    12/08/95, valued at $43,056,
    and by $7,960 Federal National
    Mortgage Association
    Discount Note, 5.620% due
    10/06/95, valued at $7,915                                            50,000
Agreement with HSBC of $23,473
  acquired 08/31/95 at 5.870%
  to be repurchased at $23,477
  on 09/01/95, collateralized by:
    $24,290 Federal National
    Mortgage Association
    Discount Note, 5.530% due
    11/29/95 valued at $23,956                                            23,473
                                                                       ---------


TOTAL REPURCHASE AGREEMENTS
(cost $73,473)                                                            73,473
                                                                       ---------


                                                               Annual Report  11

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                                      MARKET
                                                      VALUE
                                                      (000)
                                                   -----------
TOTAL INVESTMENTS AND
REPURCHASE AGREEMENTS
(identified cost $1,440,569)(d) - 99.7%            $ 1,442,936

OTHER ASSETS AND LIABILITIES,
NET, INCLUDING WRITTEN
OPTIONS - 0.3%                                           4,161
                                                   -----------

NET ASSETS - 100.0%                                $ 1,447,097
                                                   -----------
                                                   -----------


(a) Rate noted is yield-to-maturity.
(b) Adjustable or floating-rate securities.
(c) Collateral for open futures contracts sold short and call options written.
(d) At August 31, 1995, the cost for federal income tax purposes was $1,440,540 and net unrealized appreciation for all securities was $2,396. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,023 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $627.
(MTN) represents Medium Term Note.
*   Number of contracts.




The accompanying notes are an integral part of the financial statements.


12  Annual Report

THE SEVEN SEAS SERIES YIELD PLUS FUND

FUTURES CONTRACTS AND OPTIONS WRITTEN

                                                                 August 31, 1995

                                                                    UNREALIZED
                                                      NUMBER       APPRECIATION
                                                        OF        (DEPRECIATION)
                                                     CONTRACTS         (000)
                                                     ---------    --------------
FUTURES CONTRACTS
SOLD SHORT (NOTES 2 AND 3)
Eurodollar Financial Futures Contract
  Expiration date 09/95                                    132         $    (92)
Eurodollar Financial Futures Contract
  Expiration date 12/95                                    236              (25)
Eurodollar Financial Futures Contract
  Expiration date 03/96                                    215              (52)
Eurodollar Financial Futures Contract
  Expiration date 06/96                                    156             (200)
Eurodollar Financial Futures Contract
  Expiration date 09/96                                    143             (263)
Eurodollar Financial Futures Contract
  Expiration date 12/96                                     75             (178)
Eurodollar Financial Futures Contract
  Expiration date 03/97                                     50             (138)
Eurodollar Financial Futures Contract
  Expiration date 06/97                                     20              (36)
                                                                       --------
Total Unrealized Appreciation (Depreciation)
 on Open Futures Contracts Sold Short (*)                              $   (984)
                                                                       --------
                                                                       --------

CALL OPTIONS WRITTEN (NOTES 2 AND 3)
Eurodollar Futures Contract
  Strike Price 94.75
  Expiration date 12/95                                    100         $    (15)
                                                                       --------
Total Call Options Written (*)
  (premiums received $39)                                              $    (15)
                                                                       --------
                                                                       --------

(*) At August 31, 1995, United States Treasury Bills valued at $952 with a par of $1,000 were held as collateral by the custodian in connection with open futures contracts sold short and call options written by the Fund.



The accompanying notes are an integral part of the financial statements.


                                                               Annual Report  13

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995

ASSETS
  Investments at market (identified cost $1,367,095,861)(Note 2) . . . . . .  $   1,369,462,778
  Repurchase agreements (cost $73,473,000)(Note 2) . . . . . . . . . . . . .         73,473,000
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                469
  Receivables: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,157,275
    Investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .        164,572,694
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .             43,012
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,465
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . .             18,724
                                                                              -----------------

                                                                                  1,618,736,417

LIABILITIES
  Payables (Note 4):
    Dividends. . . . . . . . . . . . . . . . . . . . . . . .  $       87,761
    Fund shares redeemed . . . . . . . . . . . . . . . . . .             580
    Investments purchased. . . . . . . . . . . . . . . . . .     170,165,751
    Accrued administrative fees. . . . . . . . . . . . . . .          30,394
    Accrued advisory fees. . . . . . . . . . . . . . . . . .       1,149,003
    Accrued custodian fees . . . . . . . . . . . . . . . . .          68,289
    Accrued distribution fees. . . . . . . . . . . . . . . .          33,828
    Accrued shareholder servicing fees . . . . . . . . . . .          37,321
    Accrued transfer agent fees. . . . . . . . . . . . . . .           1,601
    Other accrued expenses . . . . . . . . . . . . . . . . .          28,200
    Daily variation margin on
      futures contracts sold short (Notes 2 and 3) . . . . .          21,400
  Options written, at market value
    (premiums received $39,400)(Notes 2 and 3) . . . . . . .          15,000        171,639,128
                                                              --------------  -----------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   1,447,097,289
                                                                              -----------------
                                                                              -----------------
NET ASSETS CONSIST OF:
  Accumulated distributions in excess of net investment income . . . . . . .  $        (46,394)
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . .        (3,397,278)
  Unrealized appreciation (depreciation) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,366,917
    Futures contracts sold short . . . . . . . . . . . . . . . . . . . . . .          (983,775)
    Options written. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24,400
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . .            144,729
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .      1,448,988,690
                                                                              -----------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   1,447,097,289
                                                                              -----------------
                                                                              -----------------
Net asset value, offering and redemption price per share
  ($1,447,097,289 divided by 144,728,939 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . .       $10.00
                                                                              -----------------
                                                                              -----------------

The accompanying notes are an integral part of the financial statements.



14  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                                         STATEMENT OF OPERATIONS
                                       For the Fiscal Year Ended August 31, 1995

INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  78,444,968

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . .  $    3,256,063
  Administrative fees. . . . . . . . . . . . . . . . . . . .         384,923
  Custodian fees . . . . . . . . . . . . . . . . . . . . . .         255,552
  Distribution fees. . . . . . . . . . . . . . . . . . . . .         261,109
  Professional fees. . . . . . . . . . . . . . . . . . . . .          24,374
  Registration fees. . . . . . . . . . . . . . . . . . . . .         120,012
  Shareholder servicing fees . . . . . . . . . . . . . . . .         506,798
  Transfer agent fees. . . . . . . . . . . . . . . . . . . .          58,471
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . .          69,018
  Amortization of deferred organization expenses . . . . . .           8,005
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .          64,190          5,008,515
                                                              --------------      -------------
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . .         73,436,453
                                                                                  -------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
  Investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . .         (1,862,940)
  Futures contracts (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . .           (451,766)
  Options written (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . .            (49,325)
Net change in unrealized appreciation or depreciation of:
  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,828,065
  Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,937,250)
  Options written. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24,400
                                                                                  -------------
Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . .          1,551,184
                                                                                  -------------
Net increase (decrease) in net assets resulting from operations. . . . . . .      $  74,987,637
                                                                                  -------------
                                                                                  -------------


The accompanying notes are an integral part of the financial statements.


                                                               Annual Report  15

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS
                                           For the Fiscal Years Ended August 31,

                                                                            1995                1994
                                                                       --------------      --------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . . .   $   73,436,453      $   47,559,818
  Net realized gain (loss) from:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . .       (1,862,940)         (2,699,627)
    Futures contracts. . . . . . . . . . . . . . . . . . . . . . . .         (451,766)          2,620,065
    Options written. . . . . . . . . . . . . . . . . . . . . . . . .          (49,325)                 --
  Net change in unrealized appreciation or depreciation of:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . .        5,828,065          (4,520,434)
    Futures contracts. . . . . . . . . . . . . . . . . . . . . . . .       (1,937,250)          2,333,900
    Options written. . . . . . . . . . . . . . . . . . . . . . . . .           24,400                  --
                                                                       --------------      --------------

Net increase (decrease) in net assets resulting from operations. . .       74,987,637          45,293,722

Distributions to shareholders:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . .      (73,436,453)        (47,559,818)
  In excess of net investment income . . . . . . . . . . . . . . . .          (46,394)                 --
  In excess of net realized gain on investments. . . . . . . . . . .       (1,122,354)                 --
Increase (decrease) in net assets from Fund share transactions . . .       88,251,273         771,135,321
                                                                       --------------      --------------
INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . .       88,633,709         768,869,225
Net assets at beginning of year. . . . . . . . . . . . . . . . . . .    1,358,463,580         589,594,355
                                                                       --------------      --------------
NET ASSETS AT END OF YEAR
  (including accumulated distributions in excess
  of net investment income of $46,394 for fiscal 1995) . . . . . . .   $1,447,097,289      $1,358,463,580
                                                                       --------------      --------------
                                                                       --------------      --------------


FUND SHARE TRANSACTIONS                                1995                                 1994
                                          -------------------------------     --------------------------------
                                              Shares           Amount             Shares            Amount
                                          -------------    --------------     -------------     --------------
Fund shares sold . . . . . . . . . . . .    144,902,377    $1,447,298,600       204,280,102     $2,042,636,504
Fund shares issued to shareholders
in reinvestments of distributions  . . .      7,206,031        71,958,014         4,669,149         46,668,225
Fund shares redeemed . . . . . . . . . .   (143,360,605)   (1,431,005,341)     (131,878,729)    (1,318,169,408)
                                          -------------    --------------     -------------     --------------
Net increase (decrease). . . . . . . . .      8,747,803    $   88,251,273        77,070,522     $  771,135,321
                                          -------------    --------------     -------------     --------------
                                          -------------    --------------     -------------     --------------

The accompanying notes are an integral part of the financial statements.


16  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                                            FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.

                                                               1995           1994           1993++
                                                            ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . .    $     9.99     $    10.01     $    10.00
                                                            ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . .           .56            .38            .27
  Net realized and unrealized gain (loss) on investments           .02           (.02)           .01
                                                            ----------     ----------     ----------
  Total From Investment Operations . . . . . . . . . . .           .58            .36            .28
                                                            ----------     ----------     ----------
LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . .          (.56)          (.38)          (.27)
  In excess of net realized gain on investments. . . . .          (.01)         --             --
                                                            ----------     ----------     ----------
  Total Distributions. . . . . . . . . . . . . . . . . .          (.57)          (.38)          (.27)
                                                            ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . .    $    10.00     $     9.99     $    10.01
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------
TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . .          6.01           3.65           2.85

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses gross, and net to
    average daily net assets (b) . . . . . . . . . . . .           .38            .35            .38
  Net investment income to average daily net assets (b).          5.64           3.82           3.54
  Portfolio turnover (b) . . . . . . . . . . . . . . . .        199.69         142.68         137.86
  Net assets, end of year ($000 omitted) . . . . . . . .     1,447,097      1,358,464        589,594
  Per share amount of fees waived ($ omitted). . . . . .         --             --            .00042


++ For the period November 9, 1992 (commencement of operations) to August 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1993 are annualized.

                                                               Annual Report  17

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

1. ORGANIZATION
   The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Yield Plus Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


18  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

   FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $4,385,355 incurred from November 1, 1994 to August 31, 1995, and treat it as arising in fiscal year 1996.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   The following reclassifications have been made to reflect activity for the fiscal year ended August 31, 1995:

             ACCUMULATED DISTRIBUTIONS      ACCUMULATED        ADDITIONAL
                 IN EXCESS OF NET           NET REALIZED         PAID-IN
                 INVESTMENT INCOME          GAIN (LOSS)          CAPITAL
             -------------------------   -----------------   ----------------
                  $   (46,394)              $    55,602        $   (9,208)

EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on


                                                               Annual Report  19

THE SEVEN SEAS SERIES
YIELD PLUS FUND
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

   acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

   DERIVATIVES: Effective September 1, 1994, the Fund has adopted the provisions of Statement of Financial Accounting Standards (SFAS) 119 "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments."

   To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives for hedging purposes. Hedging techniques are utilized by the Fund to limit or control risks, such as adverse movements in interest rates. The primary risk associated with options and futures is generally categorized as market risk.

   OPTIONS: The Fund is currently utilizing call options on futures. The Fund may purchase and sell (write) call and put options on securities, securities indexes, and futures, provided such options are traded on a national securities exchange or in an over-the-counter market. The Fund may also purchase and sell put and call options on foreign currencies.

   When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the closing bid price on the principal exchange on which such option is traded, or, in the absence of a sale, the last offering price. The Fund receives a premium on the sale of an option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.


20  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


   The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of those instruments reflect the extent of the Fund exposure to off-balance-sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 1995, purchases, sales and maturities of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, options and repurchase agreements aggregated to $1,455,845,639, $1,339,127,445, and $15,150,000 respectively.

   For the fiscal year ended August 31, 1995, purchases and sales of US Government and Agency obligations, excluding short-term investments, futures and option contracts, and repurchase agreements aggregated to $1,102,202,672 and $1,151,660,099, respectively.

   OPTIONS: Fund transactions in written options for the year ended August 31, 1995 were as follows:

                                       CALL OPTIONS                    PUT OPTIONS
                                --------------------------     ---------------------------
                                 NUMBER OF      PREMIUMS        NUMBER OF       PREMIUMS
                                 CONTRACTS      RECEIVED        CONTRACTS       RECEIVED
                                -----------   ------------     -----------    ------------
Outstanding at August 31, 1994           --   $         --              --    $         --
Written                                 640        219,575             140           9,875
Terminated                             (540)      (180,175)           (140)         (9,875)
                                -----------   ------------     -----------    ------------
Outstanding at August 31, 1995          100   $     39,400              --    $         --
                                -----------   ------------     -----------    ------------
                                -----------   ------------     -----------    ------------


                                                               Annual Report  21

THE SEVEN SEAS SERIES
YIELD PLUS FUND
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

  FUTURES TRANSACTIONS: Fund transactions in futures contracts during the fiscal year ended August 31, 1995 were as follows:

                                      FUTURES CONTRACTS                      FUTURES CONTRACTS
                                          SOLD SHORT                             PURCHASED
                                --------------------------------     --------------------------------
                                                    AGGREGATE                             AGGREGATE
                                  NUMBER OF       FACE VALUE OF         NUMBER OF       FACE VALUE OF
                                  CONTRACTS       CONTRACTS (1)         CONTRACTS       CONTRACTS (1)
                                -------------     --------------      -------------     -------------
Outstanding at August 31, 1994          1,137     $1,069,128,100                 --     $          --
Contracts opened                        7,403      6,917,353,200                839       785,430,800
Contracts closed                       (7,096)    (6,631,549,700)              (739)     (691,330,800)
Contracts exercised                      (417)      (391,506,000)              (100)      (94,100,000)
                                -------------     --------------      -------------     -------------
Outstanding at August 31, 1995          1,027     $  963,425,600                 --     $          --
                                -------------     --------------      -------------     -------------
                                -------------     --------------      -------------     -------------

   (1) The aggregate face value of contracts is computed on the date each contract was opened. Three month Eurodollar financial futures contracts have a notional face amount of $1,000,000 and an equivalent duration of 13 weeks or .25 years.

   SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4. RELATED PARTIES
   The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investment of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing, and transfer agent services to the Fund.


22  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


   The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

   Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

   Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

   The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.


                                                               Annual Report  23

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                                          ADDITIONAL INFORMATION
                                                                 August 31, 1995

On August 25, 1995, a special meeting of the shareholders of the Fund was held for the purpose of voting on the following matter:

To approve or disapprove a proposal to amend the fundamental investment objective and to make the objective nonfundamental.

The proposal was approved and the details of the vote are as follows:

                    Number of      % of Outstanding         % of Shares
     Vote            Shares         Shares (Quorum)            Voted
--------------   --------------   -------------------    ------------------
 Affirmative       108,629,174           76%                    100%
 Against                    --            --                      --
 Abstain            33,799,464            --                      --
                 --------------   -------------------    ------------------
 Total             142,428,638           76%                    100%
                 --------------   -------------------    ------------------
                 --------------   -------------------    ------------------


24  Annual Report

THE SEVEN SEAS SERIES
YIELD PLUS FUND

                                                                 TAX INFORMATION
                                                                 August 31, 1995

The Fund paid distributions of $.0083 per share from net long-term capital gains during its taxable year ended August 31, 1995. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,113,147 as capital gain dividends for its taxable year ended August 31, 1995.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                               Annual Report  25

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts 02110
(617) 654-6089

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President
   Margaret L. Barclay, Senior Vice President,
     Treasurer and Director of Operations
   J. David Griswold, Vice President
      and Secretary

INVESTMENT ADVISER
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts  02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts  02171
   (800) 64-7SEAS (77327)

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   Two International Place, 35th Floor
   Boston, Massachusetts  02110
   (617) 654-6089

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington  98402

LEGAL COUNSEL
   Goodwin, Procter & Hoar
   Exchange Place
   Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   One Post Office Square
   Boston, Massachusetts  02109


26  Annual Report

                   THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                             Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . .   10

US Treasury Money Market Fund Financial Statements . . . . .   11

Prime Money Market Fund Financial Statements . . . . . . . .   17

Notes to Financial Statements. . . . . . . . . . . . . . . .   25

Fund Management and Service Providers. . . . . . . . . . . .   29

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES

LETTER FROM THE CHAIRMAN



DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the U.S. Treasury Money Market and Prime Money Market Funds. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.


In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,

Nicholas A. Lopardo
Chairman and Chief Executive Officer


4 Annual Report

THE SEVEN SEAS SERIES

MANAGEMENT OF THE FUNDS

                                  [PHOTOGRAPH]





                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Ms. Rena Williams, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the U.S. Treasury and Prime Money Market Funds since her arrival at State Street in February 1994. Ms. Williams is the Mutual Funds Unit Head responsible for oversight of money market and other short-term funds. Prior to joining State Street, she was a portfolio manager with PNC Bank and the Calvert Group. There are eight other portfolio managers who work with Ms. Williams in managing the Fund.

                                                                 Annual Report 5

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION

[CHART]


GROWTH OF A $10,000 INVESTMENT

Yearly Periods          US Treasury
   Ended                Money Market      Salomon Brothers
 August 31                  Fund         3-Month T-Bill Index**
-------------          --------------    ----------------------
Inception*               $10,000               $10,000
1994                     $10,251               $10,277
1995                     $10,812               $10,851


In the last year, the interest rate environment has been very volatile, with rapid rate increases by the Federal Reserve through February 1995. Over the last fiscal year, two interest rate moves increased the Fed Funds' target rate from 4.75% to 6.00%. Continued rate increases were assumed which generated a very steep yield curve throughout the first several months of the year. However, in July 1995, the Federal Reserve reversed its tightening policy by lowering the Fed Funds' target by 25 basis points to 5.75%. As the economy slowed from the first quarter and the possibility of rate cuts increased, the yield curve flattened, even inverting out to five years for a short time.

With the shifting outlook for growth and Fed policy in the last year, the short end of the yield curve experienced wide swings in rates. The range on the 3-month Treasury bill was 4.62% to 6.06%, while 3-month LIBOR (London Interbank Offering Rates) ranged from 5.0% to 6.5% and 1-year LIBOR ranged from 5.8125% to 7.8125%.

The Seven Seas Series US Treasury Money Market Fund held assets relatively steady throughout the last year. Performance of the Fund was excellent despite the wide spread between Treasury instruments and other money market instruments. The average spread between the 3-month Treasury bill and 3-month LIBOR during the last year has been .42%, with the widest being .90% due


                                SEVEN SEAS SERIES
                           US TREASURY MONEY MARKET FUND


Period Ended            Growth of                Total
08/31/95                 $10,000                 Return
------------------     ----------             -----------
1 Year                   $10,548                  5.48%
Inception                $10,812                  4.57%+



                                SALOMON BROTHERS
                           3-MONTH TREASURY BILL INDEX


Period Ended            Growth of                 Total
08/31/95                 $10,000                  Return
------------            ---------                 -------
1 Year                   $10,558                   5.58%
Inception                $10,851                   4.78%+


 *The Fund commenced operations on December 1, 1993.  Index comparison began
  December 1, 1993.

**Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

 +Annualized.

6 Annual Report

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION



to year-end asset allocations. Despite such a wide spread, the Fund has maintained a competitive yield performance. After the easing move by the Fed, the yield curve for Treasury bills and notes less than one year has traded relativity flat to inverted to the target Fed Funds rate of 5.75%. As a consequence, a larger percentage of the Fund was held in the overnight market. When the market provides opportunities, the Fund will extend maturity to enhance yield.

The Fund returned 5.48% for the fiscal year ended August 31, 1995 as compared to the Salomon Brothers 3-Month Treasury Index return of 5.58%. Fund performance is net of actual expenses, whereas Index results do not include expenses of any kind.

                          -----------------------------


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
                                                                 Annual Report 7

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION

[CHART]



GROWTH OF A $10,000 INVESTMENT

Yearly Periods
   Ended                Prime Money        Salomon Brothers
 August 31              Market Fund       3-Month T-Bill Index**
-------------          --------------    ----------------------
Inception*               $10,000               $10,000
1994                     $10,209               $10,200
1995                     $10,803               $10,769


In the last year, the interest rate environment has been very volatile, with rapid rate increases by the Federal Reserve through February 1995. Over the last fiscal year, two interest rate moves increased the Fed Funds' target rate from 4.75% to 6.00%. Continued rate increases were assumed which generated a very steep yield curve throughout the first several months of the year. However, in July 1995, the Federal Reserve reversed its tightening policy by lowering the Fed Funds' target by 25 basis points to 5.75%. As the economy slowed from the first quarter and the possibility of rate cuts increased, the yield curve flattened, even inverting out to five years for a short time.

With the shifting outlook for growth and Fed policy in the last year, the short end of the yield curve experienced wide swings in rates. The range on the 3-month Treasury bill was 4.62% to 6.06%, while 3-month LIBOR (London Interbank Offering Rates) ranged from 5.0% to 6.5% and 1-year LIBOR ranged from 5.8125% to 7.8125%.

The Seven Seas Series Prime Money Market Fund experienced tremendous growth in assets during 1995 from around $400 million at August 31, 1994 to over $1 billion at fiscal year end 1995. During this time, the Fund invested in both floating rate and fixed rate notes when attractive based on relative value in the marketplace.


SEVEN SEAS SERIES
   PRIME MONEY MARKET FUND


Period Ended            Growth of                Total
08/31/95                 $10,000                 Return
-----------             ---------                -------
1 Year                   $10,582                  5.82%
Inception                $10,803                  5.21%+


SALOMON BROTHERS
  3-MONTH TREASURY BILL INDEX


Period Ended             Growth of              Total
08/31/95                 $10,000                Return
------------            ----------              -------
1 Year                   $10,558                  5.58%
Inception                $10,769                  5.06%+


 *The Fund commenced operations on February 22, 1994.  Index comparison began
  March 1, 1994.

**Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

 +Annualized.




8 Annual Report

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION



Typical indexes were LIBOR, Fed Funds and Treasury bills. The Fund also lengthened its portfolio maturity in the spring of this year to prepare for a period of falling interest rates.

The Fund returned 5.82% for the fiscal year August 31, 1995 as compared to the Salomon Brothers 3-Month Treasury Bill Index of 5.58%. Fund performance is net of expenses whereas the Index represents absolute return.

                            ------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                 Annual Report 9

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statements of assets and liabilities and statements of net assets of each of the Funds of The Seven Seas Series Fund (in this report comprised of US Treasury Money Market and Prime Money Market Funds (the "Funds")), as of August 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of August 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


                                                    /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
October 13, 1995

10 Annual Report

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET FUND

                                                         STATEMENT OF NET ASSETS

                                                                 August 31, 1995





                                                                   PRINCIPAL                 DATE
                                                                    AMOUNT                    OF         VALUE
                                                                    (000)        RATE       MATURITY     (000)
                                                                   ---------------------------------------------
UNITED STATES GOVERNMENT TREASURIES - 24.8%

United States Treasury Bills . . . . . . . . . . . . . . . .         $40,000     5.380%     09/21/95    $39,880
                                                                                                        -------
TOTAL UNITED STATES GOVERNMENT TREASURIES (cost $39,880) . .                                             39,880
                                                                                                        -------
TOTAL INVESTMENTS (amortized cost $39,880) - 24.8% . . . . .                                             39,880
                                                                                                        -------
REPURCHASE AGREEMENTS - 69.6%

Agreement with Aubrey Lanston of $40,000
  acquired August 31, 1995 at 5.830% to be repurchased at $40,006 on September 1, 1995, collateralized by:
   $39,565 United States Treasury Note,
   6.500% due 04/30/97 valued at $40,801 . . . . . . . . . .                                             40,000

Agreement with Donaldson, Lufkin & Jenrette Securities Corp. of $8,000 acquired August 31, 1995 at 5.830% to be repurchased
  at $8,001 on September 1, 1995, collateralized by:
    $8,020 United States Treasury Note,
    5.875% due 03/31/99 valued at $8,184 . . . . . . . . . .                                              8,000

Agreement with First Boston of $8,000
  acquired August 31, 1995 at 5.730% to be repurchased at $8,001 on September 1, 1995, collateralized by:
    $8,015 United States Treasury Note,
    6.125% due 05/31/97 valued at $8,171 . . . . . . . . . .                                              8,000
Agreement with First Chicago National Bank of $8,000
  acquired August 31, 1995 at 5.800% to be repurchased
  at $8,001 on September 1, 1995, collateralized by:
    $7,860 United States Treasury Note,
    6.750% due 05/31/99 valued at $8,173 . . . . . . . . . .                                              8,000
Agreement with HSBC Securities, Inc. of $8,000
  acquired August 31, 1995 at 5.850% to be repurchased at $8,001 on September 1, 1995, collateralized by:
    $7,355 United States Treasury Note,
    8.750% due 08/15/00 valued at $8,199 . . . . . . . . . .                                              8,000

                                                                Annual Report 11

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED

                                                                 August 31, 1995


                                                                          VALUE
                                                                          (000)
                                                                       ---------
Agreement with UBS Securities, Inc. of $40,000
  acquired August 31, 1995 at 5.830% to be repurchased at $40,006 on September 1, 1995, collateralized by:
    $27,475 United States Treasury Bond,
    11.250% due 02/15/15 valued at $40,800 . . . . . . . . . . .       $  40,000
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS (cost $112,000). . . . . . . . . . .         112,000
                                                                       ---------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
(cost $151,880)(a) - 94.4% . . . . . . . . . . . . . . . . . . .         151,880

OTHER ASSETS AND LIABILITIES, NET - 5.6% . . . . . . . . . . . .           9,013
                                                                       ---------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . . . . . .       $ 160,893
                                                                       ---------
                                                                       ---------

(a) The identified cost for federal income tax purposes is the same as shown above.



The accompanying notes are an integral part of the financial statements.


12 Annual Report

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995


ASSETS
  Investments at amortized cost which approximates market (Note 2) . . . . . . . . . . . .    $  39,880,444
  Repurchase agreements (cost $112,000,000)(Note 2). . . . . . . . . . . . . . . . . . . .      112,000,000
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,353
  Receivables:
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18,114
    Investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,953,950
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,067
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . .           34,881
                                                                                              -------------
                                                                                                161,891,809


LIABILITIES
  Payables (Note 4):
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    786,696
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . .          4,913
    Accrued advisory fees. . . . . . . . . . . . . . . . . . . . . . .        122,170
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . .         18,509
    Accrued distribution fees. . . . . . . . . . . . . . . . . . . . .         19,038
    Accrued shareholder servicing fees . . . . . . . . . . . . . . . .          3,114
    Other accrued expenses . . . . . . . . . . . . . . . . . . . . . .         44,691               999,131
                                                                          -----------         -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 160,892,678
                                                                                              --------------
                                                                                              --------------
NET ASSETS CONSIST OF:
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . .       $ (185,479)
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          161,078
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      160,917,079
                                                                                              -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 160,892,678
                                                                                              -------------
                                                                                              -------------
Net asset value, offering and redemption price per share
 ($160,892,678 divided by 161,078,157 shares of $.001
 par value shares of beneficial interest outstanding). . . . . . . . . . . . . . . . . . .          $1.00
                                                                                              -------------
                                                                                              -------------


The accompanying notes are an integral part of the financial statements.

                                                                Annual Report 13

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET FUND

                                                         STATEMENT OF OPERATIONS

                                       For the Fiscal Year Ended August 31, 1995


INVESTMENT INCOME

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   10,187,974



Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .       $462,645
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . .         54,150
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         49,894
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . .         31,785
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . .          2,561
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . .        110,284
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,781
  Amortization of deferred organization expenses . . . . . . . . . . .         10,040
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,659
                                                                          -----------
  Expenses before expense reductions . . . . . . . . . . . . . . . . .        730,799
  Expense reductions (Note 4). . . . . . . . . . . . . . . . . . . . .       (497,132)              233,667
                                                                          ------------         ------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,954,307
                                                                                               ------------
REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . . . . . . . . . . . . . . .           89,724
                                                                                               ------------
Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . .     $ 10,044,031
                                                                                               ------------
                                                                                               ------------




The accompanying notes are an integral part of the financial statements.

14 Annual Report

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS



                                                                                 FOR THE          FOR THE PERIOD
                                                                               FISCAL YEAR       DECEMBER 1,1993++
                                                                                  ENDED                  TO
                                                                             AUGUST 31, 1995      AUGUST 31, 1994
                                                                             ---------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . .   $     9,954,307     $    20,812,491
  Net realized gain (loss) from investments . . . . . . . . . . . . . . . .            89,724            (275,203)
                                                                               ---------------     ---------------

Net increase (decrease) in net assets resulting from operations . . . . . .        10,044,031          20,537,288

Distributions to shareholders from net investment income  . . . . . . . . .        (9,954,307)        (20,812,491)
Increase (decrease) in net assets from Fund share transactions. . . . . . .         5,945,016         155,133,141
                                                                              ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS . . . . . . . . . . . . . . . . . . . . .         6,034,740         154,857,938
Net assets at beginning of year . . . . . . . . . . . . . . . . . . . . . .       154,857,938                  --
                                                                              ---------------     ---------------

NET ASSETS AT END OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . .   $   160,892,678     $   154,857,938
                                                                              ---------------     ---------------
                                                                              ---------------     ---------------
FUND SHARE TRANSACTIONS
    (ON A CONSTANT DOLLAR BASIS):


Fund shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       775,196,955       5,161,978,057
Fund shares issued to shareholders in reinvestments of distributions. . . .         2,433,268          18,375,229
Fund shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . .      (771,685,207)     (5,025,220,145)
                                                                              ---------------     ---------------
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . .         5,945,016         155,133,141
                                                                              ---------------     ---------------
                                                                              ---------------     ---------------


++ Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                                                                Annual Report 15

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET FUND

                                                            FINANCIAL HIGHLIGHTS

          The following table includes selected data for a share outstanding throughout the fiscal year or period ended August 31 and other performance information derived from the financial statements.

                                                                            1995                    1994++
                                                                         ------------           -----------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . . . . . . . . .   $     1.0000           $    1.0000
                                                                         ------------           -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .          .0536                 .0249
                                                                         ------------           -----------
LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .         (.0536)               (.0249)
                                                                         ------------           -----------
NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . . . . . . . . .   $     1.0000           $    1.0000
                                                                         ------------           -----------
                                                                         ------------           -----------
TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . . . . . . .           5.48                  2.51

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b) . . . . . .            .13(c)                .13
  Operating expenses, gross, to average daily net assets (b) . . . . .            .39(c)                .38
  Net investment income to average daily net assets (b). . . . . . . .           5.38                  3.28
  Net assets, end of year ($000 omitted) . . . . . . . . . . . . . . . .      160,893               154,858
  Per share amount of fees waived ($ omitted). . . . . . . . . . . . . .        .0018(c)              .0019



 ++ For the period December 1, 1993 (commencement of operations) to August 31, 1994.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1994 are annualized.
(c)  See Note 4.

16 Annual Report

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                                         STATEMENT OF NET ASSETS

                                                                 August 31, 1995


                                                          PRINCIPAL                   DATE
                                                            AMOUNT                      OF             VALUE
                                                            (000)      RATE          MATURITY*         (000)
                                                          -----------------------------------------------------
CERTIFICATES OF DEPOSIT - 4.7%
First National Bank of Boston (a). . . . . . . . . . . .  $ 11,000     5.812%        10/17/95         $ 11,000
First National Bank of Boston (a). . . . . . . . . . . .    15,000     5.967         02/28/96           15,000
Fleet Bank of New York (a) . . . . . . . . . . . . . . .    25,000     6.050         10/12/95           24,999
                                                                                                      --------
TOTAL CERTIFICATES OF DEPOSIT (cost $50,999) . . . . . .                                                50,999
                                                                                                      --------
EURODOLLAR CERTIFICATES OF DEPOSIT - 0.9%
Citibank . . . . . . . . . . . . . . . . . . . . . . . .    10,000     6.820         03/07/96           10,000
                                                                                                      --------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (cost $10,000).                                                10,000
                                                                                                      --------
CORPORATE NOTES - 14.9%
Bank of New York . . . . . . . . . . . . . . . . . . . .    20,000     6.850         03/11/96           19,997
Barnett Banks, Inc.. . . . . . . . . . . . . . . . . . .    10,000     5.790         07/22/96            9,998
Beneficial Corp. (MTN) . . . . . . . . . . . . . . . . .    20,000     7.450         01/19/96           20,101
CIT Group Holdings, Inc. . . . . . . . . . . . . . . . .     5,000     7.050         03/04/96            5,000
Ford Motor Credit Co.. . . . . . . . . . . . . . . . . .     1,000     8.875         03/15/96            1,015
General Motors Acceptance Corp. (MTN). . . . . . . . . .    11,000     5.500         04/22/96           10,903
General Motors Acceptance Corp. (MTN). . . . . . . . . .     7,650     5.650         06/18/96            7,627
Household Finance Corp.. . . . . . . . . . . . . . . . .     9,465    10.125         06/15/96            9,760
IBM Credit Corp. (MTN) . . . . . . . . . . . . . . . . .    15,000     6.150         05/31/96           15,033
IBM Credit Corp. (MTN) . . . . . . . . . . . . . . . . .     5,000     4.860         08/30/96            4,949
Morgan (J.P.) & Co., Inc.. . . . . . . . . . . . . . . .    10,000     6.200         05/13/96           10,000
National City Corp.. . . . . . . . . . . . . . . . . . .     5,000     8.375         03/15/96            5,062
PNC Bank . . . . . . . . . . . . . . . . . . . . . . . .    15,000     6.625         03/29/96           14,991
Sears Roebuck & Co.. . . . . . . . . . . . . . . . . . .    10,000     8.550         08/01/96           10,223
Society Corp. (MTN). . . . . . . . . . . . . . . . . . .     5,000     5.340         12/04/95            4,992
United States Leasing International, Inc.. . . . . . . .    10,000     8.750         05/01/96           10,136
                                                                                                      --------
TOTAL CORPORATE NOTES (cost $159,787). . . . . . . . . .                                               159,787
                                                                                                      --------


                                                                Annual Report 17

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                                          PRINCIPAL                  DATE
                                                           AMOUNT                      OF               VALUE
                                                           (000)        RATE         MATURITY*          (000)
                                                          -----------------------------------------------------
DOMESTIC COMMERCIAL PAPER - 7.1%
Barnett Banks, Inc.. . . . . . . . . . . . . . . . . . .  $  7,000     5.850%        09/14/95        $   6,985
Ford Motor Credit Co.. . . . . . . . . . . . . . . . . .    40,000     5.875         09/01/95           40,000
GTE Corp.. . . . . . . . . . . . . . . . . . . . . . . .     5,000     5.830         09/12/95            4,991
Sherwood Medical Co. . . . . . . . . . . . . . . . . . .    25,000     5.790         09/25/95           24,904
                                                                                                     ---------
TOTAL DOMESTIC COMMERCIAL PAPER (cost $76,880) . . . . .                                                76,880
                                                                                                     ---------
DOMESTIC SHORT-TERM ADJUSTABLE RATE NOTES - 28.9%
BankAmerica Corp. (MTN). . . . . . . . . . . . . . . . .     6,230     6.312         09/11/95            6,230
Bank of Boston Corp. (MTN) . . . . . . . . . . . . . . .     5,000     6.332         06/20/96            5,009
Barnett Banks, Inc. (MTN). . . . . . . . . . . . . . . .    15,000     5.917         02/22/96           14,999
Caterpillar Financial Services (MTN) . . . . . . . . . .    20,000     6.037         06/28/96           20,015
Citicorp (MTN) . . . . . . . . . . . . . . . . . . . . .    10,000     6.045         12/07/95           10,004
Comerica Bank. . . . . . . . . . . . . . . . . . . . . .    20,000     5.610         11/15/95           19,991
First American Bank of Indianapolis. . . . . . . . . . .    20,000     5.882         09/18/95           20,000
First Bank Systems, Inc. (MTN) . . . . . . . . . . . . .     8,500     5.925         06/19/96            8,503
First National Bank of Chicago . . . . . . . . . . . . .     6,200     5.700         05/10/96            6,197
First Union National Bank. . . . . . . . . . . . . . . .    10,000     5.960         05/15/96            9,997
Ford Motor Credit Co. (MTN). . . . . . . . . . . . . . .     6,000     6.175         05/10/96            6,013
General Electric Capital Corp. (MTN) . . . . . . . . . .    20,000     5.812         01/12/96           20,000
General Motors Acceptance Corp. (MTN). . . . . . . . . .     5,000     6.125         01/12/96            5,003
General Motors Acceptance Corp. (MTN). . . . . . . . . .     4,000     6.212         03/01/96            4,002
General Motors Acceptance Corp. (MTN). . . . . . . . . .     5,000     6.125         05/06/96            5,005
General Motors Acceptance Corp. (MTN). . . . . . . . . .    10,000     5.950         06/07/96           10,006
IBM Credit Corp. (MTN) . . . . . . . . . . . . . . . . .    25,000     5.799         09/29/95           24,999
NationsBank Corp.. . . . . . . . . . . . . . . . . . . .     5,000     6.125         09/20/95            5,000
PNC Bank . . . . . . . . . . . . . . . . . . . . . . . .    25,000     5.815         08/12/96           24,986
Sears Roebuck & Co. (MTN). . . . . . . . . . . . . . . .    20,000     5.875         11/07/95           19,998
Society National Bank of Cleveland  (MTN). . . . . . . .    20,000     5.650         04/24/96           19,988
US West Financial Services (MTN) . . . . . . . . . . . .    10,000     6.262         09/05/95           10,000
Wachovia Bank (MTN). . . . . . . . . . . . . . . . . . .    25,000     5.812         05/31/96           24,998
Wells Fargo & Co. (MTN). . . . . . . . . . . . . . . . .    10,000     6.042         01/25/96            9,999
                                                                                                     ---------
TOTAL DOMESTIC SHORT-TERM ADJUSTABLE RATE NOTES
(cost $310,942). . . . . . . . . . . . . . . . . . . . .                                               310,942
                                                                                                     ---------

18 Annual Report

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED

                                                                 August 31, 1995


                                                          PRINCIPAL                   DATE
                                                           AMOUNT                       OF             VALUE
                                                           (000)      RATE           MATURITY*          (000)
                                                           -----------------------------------------------------
FOREIGN COMMERCIAL PAPER - 10.2%
Glaxo Wellcome . . . . . . . . . . . . . . . . . . . . .   $30,000     5.710%        11/28/95       $   29,581
Kredietbank North America. . . . . . . . . . . . . . . .    20,000     5.730         09/06/95           19,984
UBS Finance (Delaware), Inc. . . . . . . . . . . . . . .    50,000     5.850         09/01/95           50,000
Westpac Capital Corp.. . . . . . . . . . . . . . . . . .    10,000     5.630         02/02/96            9,759
                                                                                                    ----------
TOTAL FOREIGN COMMERCIAL PAPER
(cost $109,324). . . . . . . . . . . . . . . . . . . . .                                               109,324
                                                                                                    ----------
TIME DEPOSITS - 15.5%
Abbey National, N.A. . . . . . . . . . . . . . . . . . .    25,000     5.812         11/15/95           25,000
Bank of Scotland . . . . . . . . . . . . . . . . . . . .    25,000     5.906         09/01/95           25,000
First Union National Bank. . . . . . . . . . . . . . . .    40,000     5.812         09/07/95           40,000
NationsBank. . . . . . . . . . . . . . . . . . . . . . .    20,000     5.750         09/12/95           20,000
Svenska Handelsbanken. . . . . . . . . . . . . . . . . .    25,000     5.843         09/18/95           25,000
Swiss Bank Corp. . . . . . . . . . . . . . . . . . . . .    32,298     5.937         09/01/95           32,299
                                                                                                    ----------
TOTAL TIME DEPOSITS (cost $167,299). . . . . . . . . . .                                               167,299
                                                                                                    ----------
UNITED STATES GOVERNMENT AGENCIES - 8.4%
Federal Farm Credit Bank (a) . . . . . . . . . . . . . .    20,000     5.950         09/16/96           19,997
Federal National Mortgage Association (MTN)(a) . . . . .    28,000     6.080         08/13/96           28,033
Student Loan Marketing Association (a) . . . . . . . . .     5,000     5.850         03/20/96            5,004
Student Loan Marketing Association (a) . . . . . . . . .    19,980     5.650         07/19/96           19,981
Student Loan Marketing Association (a) . . . . . . . . .    17,190     5.875         11/27/96           17,242
                                                                                                    ----------
TOTAL UNITED STATES GOVERNMENT AGENCIES  (cost $90,257).                                                90,257
                                                                                                    ----------
TOTAL INVESTMENTS (amortized cost $975,488) - 90.6%. . .                                               975,488
                                                                                                    ----------

                                                                Annual Report 19

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED

                                                                 August 31, 1995

                                                                                          VALUE
                                                                                          (000)
                                                                                     ------------
REPURCHASE AGREEMENTS - 9.3%

Agreement with HSBC Securities, Inc. of $100,000
  acquired August 31, 1995 at 5.850% to be repurchased at $100,016 on September 1, 1995, collateralized by:
     $103,545 Federal National Mortgage Association Discount Note,
     5.560% due 12/08/95 valued at $101,959. . . . . . . . . . . . . . . . . .       $    100,000
                                                                                     ------------
TOTAL REPURCHASE AGREEMENTS (cost $100,000)  . . . . . . . . . . . . . . . . .            100,000
                                                                                     ------------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS

(cost $1,075,488)(b) - 99.9% . . . . . . . . . . . . . . . . . . . . . . . . .          1,075,488

OTHER ASSETS AND LIABILITIES, Net - 0.1% . . . . . . . . . . . . . . . . . . .              1,142
                                                                                     ------------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  1,076,630
                                                                                     ------------
                                                                                     ------------

  * The interest rate for all securities with a maturity greater than 13 months has an automatic reset feature resulting in an effective maturity of 13 months or less.
(a)   Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.
(MTN) represents Medium Term Note.




The accompanying notes are an integral part of the financial  statements.

20 Annual Report

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995

ASSETS
  Investments at amortized cost which approximates market (Note 2) . . . . . . . . . . . .  $   975,488,326
  Repurchase agreements (cost $100,000,000)(Note 2). . . . . . . . . . . . . . . . . . . .      100,000,000
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              805
  Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,750,431
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,763
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . .           22,403
                                                                                            ---------------
                                                                                              1,082,269,728


LIABILITIES
  Payables (Note 4):
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   5,159,771
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . .         23,708
    Accrued advisory fees. . . . . . . . . . . . . . . . . . . . . . .        159,474
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . .         56,719
    Accrued distribution fees. . . . . . . . . . . . . . . . . . . . .         39,205
    Accrued shareholder servicing fees . . . . . . . . . . . . . . . .         22,746
    Accrued transfer agent fees. . . . . . . . . . . . . . . . . . . .            423
    Other accrued expenses . . . . . . . . . . . . . . . . . . . . . .        177,584             5,639,630
                                                                        -------------       ---------------


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,076,630,098
                                                                                            ---------------
                                                                                            ---------------
NET ASSETS CONSIST OF:
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . .        $        41,374
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . .              1,076,589
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,075,512,135
                                                                                            ---------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,076,630,098
                                                                                            ---------------
                                                                                            ---------------
Net asset value, offering and redemption price per share
  ($1,076,630,098 divided by 1,076,588,724 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . .             $1.00
                                                                                            ---------------
                                                                                            ---------------

The accompanying notes are an integral part of the financial statements.

                                                                Annual Report 21

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                                         STATEMENT OF OPERATIONS

                                       For the Fiscal Year Ended August 31, 1995

INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  51,898,182

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  1,319,424
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . .        261,274
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . .        200,180
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . .        184,201
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . .         27,168
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . .         34,523
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . .          1,422
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . .        262,458
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         53,747
  Amortization of deferred organization expenses . . . . . . . . . . .          8,528
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . .         26,169
                                                                         ------------
  Expenses before waivers  . . . . . . . . . . . . . . . . . . . . . .      2,379,094
  Expenses waived by Adviser . . . . . . . . . . . . . . . . . . . . .     (1,159,949)            1,219,145
                                                                         ------------         -------------
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,679,037

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . . . . . . . . . . . . . . .           57,767
                                                                                              -------------
Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . .    $  50,736,804
                                                                                              -------------
                                                                                              -------------


The accompanying notes are an integral part of the financial statements.

22 Annual Report

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   FOR THE           FOR THE PERIOD
                                                                                  FISCAL YEAR      FEBRUARY 22, 1994++
                                                                                     ENDED                 TO
                                                                               AUGUST 31, 1995       AUGUST 31, 1994
                                                                               ----------------    -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .         $     50,679,037            12,330,052
  Net realized gain (loss) from investments. . . . . . . . . . . . . .                   57,767               (16,393)
                                                                               ----------------      ----------------

Net increase (decrease) in net assets resulting from operations. . . .               50,736,804            12,313,659

Distributions to shareholders from net investment income . . . . . . .              (50,679,037)          (12,330,052)
Increase (decrease) in net assets from Fund share transactions . . . .              644,348,603           432,240,121
                                                                               ----------------      ----------------
INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . .              644,406,370           432,223,728
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . .              432,223,728                    --
                                                                               ----------------      ----------------
NET ASSETS AT END OF YEAR. . . . . . . . . . . . . . . . . . . . . . .         $  1,076,630,098      $    432,223,728
                                                                               ----------------      ----------------
                                                                               ----------------      ----------------
FUND SHARE TRANSACTIONS
   (ON A CONSTANT DOLLAR BASIS):

Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,335,495,297         1,843,505,831
Fund shares issued to shareholders in reinvestments of distributions .                2,419,607             9,675,260
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . .           (3,693,566,301)       (1,420,940,970)
                                                                               ----------------      ----------------
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . .              644,348,603           432,240,121
                                                                               ----------------      ----------------
                                                                               ----------------      ----------------

++ Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                                                                Annual Report 23

THE SEVEN SEAS SERIES
PRIME MONEY MARKET FUND

                                                            FINANCIAL HIGHLIGHTS

          The following table includes selected data for a share outstanding throughout the fiscal year orperiod ended August 31 and other performance information derived from the financial statements.



                                                                               1995                 1994++
                                                                          -----------          ------------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . . . . . . . . .    $    1.0000          $     1.0000
                                                                          -----------          ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .          .0567                 .0207
                                                                          -----------          ------------
LESS DISTRIBUTIONS:
 Net investment income . . . . . . . . . . . . . . . . . . . . . . . .         (.0567)               (.0207)
                                                                          -----------          ------------
NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . . . . . . . . .    $    1.0000          $     1.0000
                                                                          -----------          ------------
                                                                          -----------          ------------
TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . . . . . . .           5.82                  2.09

RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to average daily net assets (b). . . . . . .            .14(c)                .16
 Operating expenses, gross, to average daily net assets (b). . . . . .            .27(c)                .32
 Net investment income to average daily net assets (b) . . . . . . . .           5.76                  4.00
 Net assets, end of year ($000 omitted). . . . . . . . . . . . . . . .      1,076,630               432,224
 Per share amount of fees waived ($ omitted) . . . . . . . . . . . . .          .0013(c)              .0007
 Per share amount of fees reimbursed ($ omitted) . . . . . . . . . . .             --                 .0001


++ For the period February 22, 1994 (commencement of operations) to August 31, 1994.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1994 are annualized.
(c)  See Note 4.

24  Annual Report

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET AND
PRIME MONEY MARKET FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995


1. ORGANIZATION

   The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on two portfolios (collectively, the "Funds") The Seven Seas Series US Treasury Money Market Fund (the "Treasury Money Market Fund") and The Seven Seas Series Prime Money Market Fund (the "Prime Money Market Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Funds in the preparation of these financial statements.

   SECURITY VALUATION: The Funds' portfolio investments are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded on the accrual basis.


   FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Funds, accordingly, paid no federal income taxes and no federal income tax provision was required. At August 31, 1995, the Treasury Money Market Fund had a net tax basis capital loss carryover of $173,944, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2003.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

                                                                Annual Report 25

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET AND
PRIME MONEY MARKET FUNDS

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

   EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

   DEFERRED ORGANIZATION EXPENSES: Each Fund has incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Funds, through their custodian or third-party custodian, receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Funds' Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

3. SECURITIES TRANSACTIONS

   INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases, sales, and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Prime Money Market Fund aggregated to $20,943,897,207, $279,297,670, and $20,038,883,895, respectively.

   For the fiscal year ended August 31, 1995, purchases, sales, and maturities of US Government and Agency obligations, excluding repurchase agreements, for the Funds aggregated to the following:



                                        Purchases                Sales            Maturities
                                      --------------        ---------------    ---------------
   Treasury Money Market Fund         $ 1,140,356,988       $  686,030,343      $  561,343,488
   Prime Money Market Fund                653,739,904          244,024,490         436,459,882



   SECURITIES LENDING: Each Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Funds receive cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Funds negotiated lenders' fees, which are divided between each Fund and its lending agent, and are included as interest income to the Funds. Income generated from the investment of cash collateral is also divided between each Fund and its lending agent, and is included as interest income to the Funds. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only

26 Annual Report

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET AND
PRIME MONEY MARKET FUNDS

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


   to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4. RELATED PARTIES

   The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Treasury Money Market and Prime Money Market Funds pay a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% and .15%, of their average daily net assets, respectively.

   For the fiscal year ended August 31, 1995, the Adviser voluntarily agreed to waive all of its advisory fees through April 30, 1995, and varying portions of such fees thereafter to the Treasury Money Market and Prime Money Market Funds. Additionally, effective May 1, 1995, the Adviser voluntarily agreed to reimburse the Treasury Money Market and Prime Money Market Funds for all expenses in excess of .20% of their average daily net assets on an annual basis, respectively. For this period no reimbursement was required for the Funds; however, expense reductions for the Treasury Money Market Fund include $340,475 of advisory fees voluntarily waived and other miscellaneous expense revisions. Advisory fee waivers for the Prime Money Market Fund amounted to $1,159,849. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Funds.

   The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Funds pay fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

   Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts

                                                                Annual Report 27

THE SEVEN SEAS SERIES
US TREASURY MONEY MARKET AND
PRIME MONEY MARKET FUNDS

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


   related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

   Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the funds (up to a maximum of 15% of the asset-based fee determined in (i));
   (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

   The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.




28 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts  02110
(617) 654-6089
-------------------------------------------------------------------------------

TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President,
    Treasurer and Director of Operations
  J. David Griswold, Vice President
    and Secretary

INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDERS INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)

DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts 02110
  (617) 654-6089

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402

LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109



                                                                Annual Report 29

                THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                               Page
Chairman's Letter. . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . .    8

Growth and Income Fund Financial Statements. . . . . . . . .    9

Notes to Financial Statements. . . . . . . . . . . . . . . .   15

Fund Management and Service Providers. . . . . . . . . . . .   19

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN




DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Growth and Income Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,

Nicholas A. Lopardo
Chairman and Chief Executive Officer



4 Annual Report

THE SEVEN SEAS SERIES

MANAGEMENT OF THE FUNDS

                                  [PHOTOGRAPH]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. Brenton H. Dickson, Senior Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Growth and Income Fund since its inception in September 1993. Mr. Dickson has been a manager in State Street's Investment Research Division since 1981. He is a member of the Board of Directors of the Boston Security Analyst Society and a portfolio manager of the Personal Trust Stock Common Trust Funds. There are five other portfolio managers who work with Mr. Dickson in managing the Fund.


                                                                 Annual Report 5

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION

[Chart]


GROWTH OF A $10,000 INVESTMENT


Yearly Periods                        S&P-Registered
  Ended              Growth and        Trademark-
 August 31          Income Fund        500 Index**
---------------     -----------       ---------------
Inception*            $10,000          $10,000
1994                  $10,623          $10,545
1995                  $12,287          $12,818


                                SEVEN SEAS SERIES
                             GROWTH AND INCOME FUND

Period Ended          Growth of             Total
 08/31/95              $10,000             Return
------------          ---------            ------
1 Year                $ 11,566             15.66%
Inception             $ 12,287             10.84%

                         STANDARD & POOR'S-Registered Trademark- 500 COMPOSITE
                                STOCK PRICE INDEX


Period Ended          Growth of             Total
 08/31/95              $10,000             Return
------------          ---------            ------
1 Year                $ 12,156             21.56%
Inception             $ 12,818             13.22%


In the fiscal year which ended August 31, 1995, the Seven Seas Series Growth and Income Fund's total investment return was 15.66% including all expenses, compared with 21.56% for the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index. Investment results were hurt by the Fund's holdings of Telefonos de Mexico and Panamerican Beverages, which declined sharply as a result of the devaluation of the Mexican peso last December.
More recently, the Fund has benefited from its exposure to capital goods and technology companies. These firms are experiencing strong demand for their products and services which reduce costs and improve productivity. Over the last six months, the Fund's total investment return was 17.3% versus 16.9% for the benchmark.

During the past 12 months, stock prices rose sharply in response to record corporate earnings and improving profitability. As a result of restructuring and the employment of new technologies, productivity in the United States has improved noticeably. Unit labor costs were unchanged during the 12 months ending in June. The last time there was no increase in this series was in 1956. Meanwhile, after 20 years of decline, the returns earned on capital for American companies, after adjusting for inflation, have recovered to where they were in the early 1960s. As a result, many American firms have become the world's low-cost producers, and the US is again regaining its international business leadership role. On the other hand, because of the near-term slowdown in the economy, domestic growth of both sales and profits may be more modest over the next few quarters.


*The Growth and Income Fund commenced operations on September 1, 1993. Index comparison began September 1, 1993.

**The Standard & Poor's-Registered Trademark- 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicity traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.



6 Annual Report

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION

Consequently, while the Fund remains overweighted relative to the S&P 500 in the technology sector (the benchmark's best performing sector), holdings of companies with significant exposure to changing economic conditions have been reduced. These have been replaced with shares of more defensive businesses with less exposure to changing economic conditions, and thus are likely to exhibit favorable relative earnings progress in 1996.

The Fund is well diversified, with at least some exposure to the major sectors of the US economy. The individual holdings are believed to have favorable long-term growth prospects as well as being attractively valued at the current time.

                         -------------------------------


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Growth and Income Fund (the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and the financial highlights for the fiscal year then ended, and for the period September 1, 1993 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets and the financial highlights for the the fiscal year then ended and for the period September 1, 1993 (commencement of operations) to August 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                             /s/ Coopers & Lybrand L.L.P.
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995

                                                       NUMBER          MARKET
                                                         OF            VALUE
                                                       SHARES          (000)
                                                      --------        --------
COMMON STOCKS - 96.6%
BASIC INDUSTRIES - 9.8%
Brush Wellman, Inc.                                     54,000        $  1,107
Ethyl Corp.                                            100,000           1,087
Mallinckrodt Group, Inc.                                29,000           1,091
Union Camp Corp.                                        18,000           1,024
                                                                      --------
                                                                         4,309
                                                                      --------

CAPITAL GOODS - 2.7%
WMX Technologies, Inc.                                  40,000           1,175
                                                                      --------

CONSUMER BASICS - 16.2%
Bristol-Myers Squibb Co.                                16,000           1,098
CPC International, Inc.                                 20,000           1,257
Merck & Co., Inc.                                       25,000           1,247
Pan American Beverage Class A                           41,000           1,220
Procter & Gamble Co.                                    19,000           1,318
Warner-Lambert Co.                                      10,500             949
                                                                      --------

                                                                         7,089
                                                                      --------
CONSUMER DURABLES - 2.3%
General Motors Corp.                                    21,000             987
                                                                      --------

CONSUMER NON-DURABLES - 7.5%
Dayton Hudson Corp.                                     15,000           1,097
Eastman Kodak Co.                                       19,000           1,095
V.F. Corp.                                              20,000           1,095
                                                                      --------

                                                                         3,287
                                                                      --------

CONSUMER SERVICES - 2.3%
Disney (Walt) Co.                                       18,000           1,010
                                                                      --------
ENERGY - 8.2%
Exxon Corp.                                             16,000           1,100
Halliburton Co.                                         31,000           1,314
Unocal Corp.                                            41,000           1,194
                                                                      --------
                                                                         3,608
                                                                      --------

FINANCE - 11.7%
American General Corp.                                  37,000           1,304
American International Group, Inc.                      16,500           1,330
Fleet Financial Group, Inc.                             33,000           1,221
United Asset Management Corp.                           33,000           1,287
                                                                      --------

                                                                         5,142
                                                                      --------

GENERAL BUSINESS - 8.1%
General Motors Corp. Class E                            25,000           1,166
Reuters Holdings PLC
    Class B - ADR                                       23,000           1,199
Tele Danmark Class B - ADR                              45,000           1,198
                                                                      --------
                                                                         3,563
                                                                      --------

TECHNOLOGY - 16.2%
Allied Signal, Inc.                                     25,000           1,109
Boeing Co.                                              17,000           1,084
Intel Corp.                                             21,000           1,289
International Business
    Machines Corp.                                      12,000           1,240
Microsoft Corp. (a)                                     13,000           1,201
Motorola, Inc.                                          16,000           1,196
                                                                      --------


                                                                         7,119
                                                                      --------

TRANSPORTATION - 2.5%
Ryder System, Inc.                                      46,000           1,116
                                                                      --------

UTILITIES - 9.1%
AT&T Corp.                                              22,000           1,243
GTE Corp.                                               40,000           1,465
Vodafone Group PLC - ADR                                31,000           1,298
                                                                      --------
                                                                         4,006

TOTAL COMMON STOCKS
(cost $36,181)                                                          42,411
                                                                      --------


                                                                 Annual Report 9

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                        (000)          (000)
                                                      ---------       --------
SHORT-TERM INVESTMENTS - 2.2%
Dreyfus Cash Management Plus, Inc.
    Money Market Fund (b)                             $    968        $    968
                                                                      --------

TOTAL SHORT-TERM INVESTMENTS
(cost $968)                                                                968
                                                                      --------

TOTAL INVESTMENTS
(identified cost $37,149)(c) - 98.8%                                    43,379

OTHER ASSETS AND LIABILITIES,
NET - 1.2%                                                                 505
                                                                      --------

NET ASSETS - 100.0%                                                   $ 43,884
                                                                      --------
                                                                      --------

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) At August 31, 1995, the cost for federal income tax purposes was $37,162 and net unrealized appreciation for all securities was $6,217. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,405 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $188.

The accompanying notes are an integral part of the financial statements.


10 Annual Report

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND




                                                                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                                                                                     AUGUST 31, 1995
ASSETS
  Investments at market (identified cost $37,148,963)(Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . .   $  43,379,058
  Receivables:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         142,104
    Investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         216,343
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          67,553
    From Adviser (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         216,165
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             499
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27,922
                                                                                                                     -------------

                                                                                                                        44,049,644

LIABILITIES
  Payables (Note 4):
    Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $       1,128
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,039
    Accrued advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         118,960
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,229
    Accrued transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          31,250
    Other accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,886             165,492
                                                                                                 -------------       -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  43,884,152
                                                                                                                     -------------
                                                                                                                     -------------


NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     181,126
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         149,816
  Unrealized appreciation (depreciation) on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6,230,095
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,671
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      37,319,444
                                                                                                                     -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  43,884,152
                                                                                                                     -------------
                                                                                                                     -------------

Net asset value, offering and redemption price per share
  ($43,884,152 divided by 3,671,130 shares of $.001
  par value shares of beneficial interest outstanding). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.95
                                                                                                                     -------------
                                                                                                                     -------------


The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 11

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                                                                                             STATEMENT OF OPERATIONS
                                                                                           For the Fiscal Year Ended August 31, 1995
INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $11,551) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     864,984
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,648
                                                                                                                     -------------

                                                                                                                           880,632


Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     280,417
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,796
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,102
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33,428
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,226
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,799
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,370
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         132,937
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,547
  Amortization of deferred organization expenses . . . . . . . . . . . . . . . . . . . . . . .           8,690
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,260
                                                                                                 -------------
  Expenses before reimbursement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         529,572
  Expense reimbursement from Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (216,126)            313,446
                                                                                                 -------------       -------------


Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         567,186
                                                                                                                     -------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . . .         444,901
Net change in unrealized appreciation or depreciation of investments . . . . . . . . . . . . . . . . . . . . . . .       4,623,985
                                                                                                                     -------------

Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,068,886
                                                                                                                     -------------
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . . .   $   5,636,072
                                                                                                                     -------------
                                                                                                                     -------------

The accompanying notes are an integral part of the financial statements.


12 Annual Report

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                                                                             STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              FOR THE             FOR THE PERIOD
                                                                                            YEAR FISCAL         SEPTEMBER 1, 1993++
                                                                                                ENDED                    TO
                                                                                            AUGUST 31, 1995       AUGUST 31, 1994
                                                                                           -----------------    ------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     567,186       $     315,388
  Net realized gain (loss) from investments. . . . . . . . . . . . . . . . . . . . . . . . . .         444,901            (295,085)
  Net change in unrealized appreciation
    or depreciation of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,623,985           1,606,110
                                                                                                 -------------       -------------


Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .       5,636,072           1,626,413


Distributions to shareholders from net investment income . . . . . . . . . . . . . . . . . . .        (509,390)           (206,037)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . . . . . . .      12,010,923          25,326,171
                                                                                                 -------------       -------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17,137,605          26,746,547
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26,746,547                  --
                                                                                                 -------------       -------------

NET ASSETS AT END OF YEAR
  (including undistributed net investment income of
  $181,126 and $109,351, respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  43,884,152       $  26,746,547
                                                                                                 -------------       -------------
                                                                                                 -------------       -------------

FUND SHARE TRANSACTIONS                                           FOR THE FISCAL YEAR               FOR THE PERIOD SEPTEMBER 1,
                                                                 ENDED AUGUST 31, 1995              1993++ TO AUGUST 31, 1994
                                                         ---------------------------------       ---------------------------------
                                                             SHARES              AMOUNT              SHARES              AMOUNT
                                                         -------------       -------------       -------------       -------------
Fund shares sold . . . . . . . . . . . . . . . . .           2,456,856       $  26,579,867           2,802,979       $  27,914,765
Fund shares issued to shareholders
  in reinvestments of distributions. . . . . . . .              48,392             505,648              20,572             205,771
Fund shares redeemed . . . . . . . . . . . . . . .          (1,379,737)        (15,074,592)           (277,932)         (2,794,365)
                                                         -------------       -------------       -------------       -------------
Net increase (decrease). . . . . . . . . . . . . .           1,125,511       $  12,010,923           2,545,619       $  25,326,171
                                                         -------------       -------------       -------------       -------------
                                                         -------------       -------------       -------------       -------------

++ Commencement of operations.

The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 13

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                                                                                                FINANCIAL HIGHLIGHTS
                                  The following table includes selected data for a share outstanding throughout  each fiscal year or period ended August 31 and other performance information derived from the financial statements.

                                                                                                      1995                1994++
                                                                                                 -------------       -------------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $       10.51       $       10.00
                                                                                                 -------------       -------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               .18                 .15
  Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . .              1.44                 .47
                                                                                                 -------------       -------------

  Total From Investment Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1.62                 .62
                                                                                                 -------------       -------------


LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (.18)               (.11)
                                                                                                 -------------       -------------

NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $       11.95       $       10.51
                                                                                                 -------------       -------------
                                                                                                 -------------       -------------

TOTAL RETURN (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15.66                6.23

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets . . . . . . . . . . . . . . . . . . . .             .95(a)              .95
  Operating expenses, gross, to average daily net assets . . . . . . . . . . . . . . . . . .              1.61(a)             1.44
  Net investment income to average daily net assets. . . . . . . . . . . . . . . . . . . . .              1.72                1.75
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             39.32               36.48
  Net assets, end of year ($000 omitted) . . . . . . . . . . . . . . . . . . . . . . . . . .            43,884              26,747
  Per share amount of fees waived ($ omitted). . . . . . . . . . . . . . . . . . . . . . . .                --               .0002
  Per share amount of fees reimbursed ($ omitted). . . . . . . . . . . . . . . . . . . . . .             .0685(a)            .0418

++ For the period September 1, 1993 (commencement of operations) to August 31, 1994.
(a)  See Note 4.


14 Annual Report

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

1.   ORGANIZATION

     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios, which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Growth and Income Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.


                                                                Annual Report 15

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, the sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. At August 31, 1995, the Fund has a net tax basis capital loss carryover of $63,505, which may be applied against any realized net taxable gains on each succeeding year until its expiration date of August 31, 2002.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in foreign-denominated investments and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.


     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's


16 Annual Report

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases and sales of investment securities, excluding short-term investments aggregated to $24,333,680 and $12,572,189, respectively.

     SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES

     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investment of the Fund in accordance with its investment objective, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .85% of its average daily net assets.

     For the fiscal year ended August 31, 1995, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .95% of average daily net assets on an annual basis. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all


                                                                Annual Report 17

THE SEVEN SEAS SERIES
GROWTH AND INCOME FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 AUGUST 31, 1995

     Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-backed fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Adviser is authorized to effect brokerage transactions through its affiliated broker dealer, SSBSI. The Fund paid brokerage commissions of $3,803 to SSBSI for the fiscal year ended August 31, 1995.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.

5.   DIVIDENDS

     On September 1, 1995 the Board of Trustees declared a dividend of $.0444 from net investment income, payable on September 12, 1995 to shareholders of record September 5, 1995.


18 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts 02110
(617) 654-6089

-------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS

   Lynn L. Anderson, President
   Margaret L. Barclay, Senior Vice President,
     Treasurer and Director of Operations
   J. David Griswold, Vice President
     and Secretary

INVESTMENT ADVISER
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts  02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts  02171
     (800) 64-7SEAS (77327)

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   Two International Place, 35th Floor
   Boston, Massachusetts  02110
   (617) 654-6089

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington  98402

LEGAL COUNSEL
   Goodwin, Procter & Hoar
   Exchange Place
   Boston, Massachusetts  02109


INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   One Post Office Square
   Boston, Massachusetts  02109


                                                                Annual Report 19

                           THE SEVEN SEAS SERIES FUND-Registered Trademark-

                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                                            Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

Portfolio Management Discussion. . . . . . . . . . . . . . . . . . . . . .    6

Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . .    8

Intermediate Fund Financial Statements . . . . . . . . . . . . . . . . . .    9

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . .   15

Fund Management and Service Providers. . . . . . . . . . . . . . . . . . .   19


This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN



DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Intermediate Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,



Nicholas A. Lopardo
Chairman and Chief Executive Officer


4 Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS





                                  [PHOTOGRAPH]



                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. Paul Mattocks, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Intermediate Fund since December 1994. For the past five years, Mr. Mattocks has been portfolio manager for several pooled funds and has worked with State Street's Trust Division in the management of fixed-income assets. There are two other portfolio managers who work with Mr. Mattocks in managing the Fund.


                                                                 Annual Report 5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION

[Chart]


GROWTH OF A $10,000 INVESTMENT

                                    LEHMAN BROTHERS
YEARLY PERIODS                       INTERMEDIATE        LEHMAN BROTHERS
   ENDED         INTERMEDIATE         GOV./CORP.           GOV./CORP.
 AUGUST 31           FUND            BOND INDEX**          BOND INDEX+
--------------   ------------       ---------------      ---------------
Inception*          $10,000            $10,000               $10,000
1994                $ 9,658            $ 9,967               $ 9,767
1995                $10,629            $10,911               $10,889



                                SEVEN SEAS SERIES
                                INTERMEDIATE FUND


Period Ended     Growth of     Total
08/31/95          $10,000      Return
------------     ---------     ------
1 Year            11,005       10.05%
Inception         10,629        3.09%


                           LEHMAN BROTHERS GOVERNMENT/
                              CORPORATE BOND INDEX


Period Ended     Growth of      Total
08/31/95          $10,000      Return
------------     ---------     ------
1 Year            11,149       11.49%
Inception         10,889        4.35%


                          LEHMAN BROTHERS INTERMEDIATE
                         GOVERNMENT/CORPORATE BOND INDEX


Period Ended     Growth of      Total
08/31/95          $10,000      Return
------------     ---------     ------
1 Year            10,947        9.47%
Inception         10,911        4.46%


For the fiscal year ended August 31, 1995, the Seven Seas Series Intermediate Fund produced a total return of 10.05% while its benchmark, the Lehman Brothers Government/Corporate Bond Index (LGC), and the Lehman Brothers Intermediate Government/Corporate Bond Index (LIGC), returned 11.49% and 9.47%, respectively. The Fund's performance is reported net of fees while the LGC and LIGC are quoted on a gross basis. The varying results of the Fund, LGC and LIGC are primarily attributed to differences in modified adjusted duration. The performance of the Fund--with a period-end modified adjusted duration of 4.04 versus 5.08 for the LGC and 3.27 for the LIGC--reflected its relative sensitivity to interest rate movement as compared to the LGC and LIGC.

The Seven Seas Series Intermediate Fund seeks to provide current income consistent with the preservation of principal by investing primarily in a diversified portfolio of investment grade debt securities. The dollar-weighted average maturity of the Fund may range between three and ten years.

The Fund has been well positioned against the indexes, given the recent period of interest rate fluctuation. The Fund maintained a risk/reward profile which resulted in both price appreciation and very reasonable income flows. Despite the dramatic decline in bond yields, the Fund was able to increase coupon, maintain current yield, and shorten duration over the year.

The bond market quickly turned around the previous year's dismal performance, producing the strong total returns witnessed for the 12 months ended August 31, 1995. Despite excessively high levels of volatility, rates fell for all maturities greater than one year.


 * The Intermediate Fund commenced operations on September 1, 1993. Index comparisons began September 1, 1993.

** The Lehman Brothers Intermediate Government/Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years.

 + The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/deprecation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION

For perspective, the ten-year Treasury note fell 89 basis points in yield which resulted in principal price appreciation of more than 5%.

A slow down in the pace of economic expansion, combined with abating concerns regarding inflation expectations, sparked the last year's bond market rally. The Federal Reserve, given these observations, finally eased monetary policy for the first time in almost three years by dropping the Discount Rate 25 basis points in July.

Going forward, the Seven Seas Series Intermediate Fund will continue to invest in high quality, full coupon bonds which will also offer opportunity for outperformance. Bond swaps will be executed in order to capture anomalies and add incremental value. The rigorous application of qualitative and quantitative research will continue to characterize the framework within which the Fund is managed.

                         ------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Intermediate Fund (the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and the financial highlights for the fiscal year then ended and for the period September 1, 1993 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets and the financial highlights for the fiscal year then ended and for the period September 1, 1993 (commencement of operations) to August 31, 1994, in conformity with generally accepted accounting principles.


                                                   /s/ COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995


                                                  PRINCIPAL       MARKET
                                                   AMOUNT          VALUE
                                                    (000)          (000)
                                                  ----------     ---------
LONG-TERM INVESTMENTS - 97.2%
CORPORATE BONDS AND NOTES - 37.0%
Associates Corp. of North America
    7.500% due 05/15/99                           $      500     $      516
Banc One, Milwaukee, N.A.
     6.625% due 04/15/03                                 500            489
BankAmerica Corp.
     8.125% due 08/15/04                                 500            514
Bankers Trust New York Corp.
     7.500% due 01/15/02                                 750            768
du Pont (E.I.) de Nemours & Co.
     6.000% due 12/01/01                                 750            726
Florida Power & Light Co.
     6.625% due 02/01/03                                 500            493
Ford Motor Company

     7.500% due 11/15/99                                 555            573
General Electric Capital Corp.
     5.500% due 11/01/01                                 450            423
General Motors Acceptance Corp.
     5.500% due 12/15/01                                 450            417
Georgia Power Co.
     6.875% due 09/01/02                                 500            499
International Business Machines Corp.
     6.375% due 06/15/00                                 750            748
International Lease Finance Corp.
     7.000% due 06/01/98                                 500            506
Minnesota Mining
  & Manufacturing Co. (MTN)
     6.250% due 03/29/99                                 500            498
Morgan (J. P.) & Co., Inc.
     7.625% due 09/15/04                                 750            788
NationsBank Corp.
     6.500% due 08/15/03                                 500            483
Norwest Financial, Inc.
     6.750% due 06/01/05                                 750            744
Ohio Edison Co.
     7.500% due 08/01/02                                 350            354
Philip Morris Cos., Inc.
     6.000% due 11/15/99                                 600            580
Sears Roebuck & Co.
     6.000% due 05/01/00                                 500            487
Southwestern Bell Telephone Co.
     5.875% due 06/01/03                                 450            423
Toronto Dominion Bank
     6.125% due 11/01/08                                 500            457
Wal-Mart Stores, Inc.
     7.500% due 05/15/04                                 500            524
WMX Technologies, Inc.
     8.250% due 11/15/99                                 500            531
                                                                 ----------

                                                                     12,541
                                                                 ----------

MORTGAGE-BACKED SECURITIES - 7.5%
Federal Home Loan Mortgage Corp.
  Participation Certificate
  Series 1292 Class 1292F
     7.750% due 07/15/05                               1,000          1,024
  Participation Certificate REMIC
  Series 1014 Class D
     7.950% due 08/15/17                                 645            646
Federal National Mortgage Association
  REMIC Trust 1992-46 Class E
     6.750% due 12/25/03                                 870            869
                                                                 ----------

                                                                      2,539
                                                                 ----------

UNITED STATES GOVERNMENT
AGENCIES - 26.1%
Federal Home Loan Bank
     7.130% due 02/09/96                               1,000          1,006
     8.250% due 02/23/00                               1,000          1,012
     7.360% due 05/04/01                                 500            511
     8.650% due 12/28/01                                 500            505
     6.410% due 12/29/03                                 500            485
Federal Home Loan Mortgage Corp.
     5.900% due 04/21/00                                 500            489
     5.780% due 10/22/03                                 500            471


                                                                 Annual Report 9

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995


                                                  PRINCIPAL       MARKET
                                                   AMOUNT          VALUE
                                                    (000)          (000)
                                                  ----------     ----------
Federal National Mortgage
  Association
    6.200% due 07/10/03                           $      500     $      484
    6.250% due 08/12/03                                  500            484
    5.450% due 10/10/03                                  500            466
Federal National Mortgage
  Association (MTN)
    5.200% due 04/30/98                                  600            582
    5.930% due 09/26/03                                  500            483
Tennessee Valley Authority
    7.875% due 09/15/01                                  500            514
    6.125% due 07/15/03                                  400            386
    6.375% due 06/15/05                                1,000            985
                                                                 ----------

                                                                      8,863
                                                                 ----------

UNITED STATES GOVERNMENT
TREASURIES - 20.0%
United States Treasury Notes
    6.875% due 10/31/96                                  150            152
    6.125% due 05/15/98                                1,000          1,005
    6.375% due 01/15/99                                1,000          1,010
    8.000% due 08/15/99                                  100            107
    6.000% due 10/15/99                                1,000            999
    6.750% due 04/30/00                                1,000          1,026
    5.875% due 06/30/00                                1,000            992
    6.250% due 02/15/03                                1,000            999
    5.750% due 08/15/03                                  500            482
                                                                 ----------
                                                                      6,772
                                                                 ----------

YANKEE BONDS - 6.6%
Household International
  Netherlands B.V.
    6.000% due 03/15/99                                  500            491
Shell Canada, Ltd.
    7.375% due 06/01/99                                  550            568
Victorian Public Authority
  Financial Agency
     8.450% due 10/01/01                                 500            542
Westpac Banking, Ltd.
     7.875% due 10/15/02                                 600            633
                                                                 ----------

                                                                      2,234
                                                                 ----------

TOTAL LONG-TERM INVESTMENTS
(cost $32,739)                                                       32,949
                                                                 ----------

SHORT-TERM INVESTMENTS - 0.6%
Dreyfus Cash Management Plus, Inc.
  Money Market Fund (a)                                  214            214
                                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $214)                                                             214
                                                                 ----------

TOTAL INVESTMENTS
(identified cost $32,953)(b) - 97.8%                                 33,163

OTHER ASSETS AND LIABILITIES,
NET - 2.2%                                                              730
                                                                 ----------

NET ASSETS - 100.0%                                              $   33,893
                                                                 ----------
                                                                 ----------

(a)  At cost, which approximates market.

(b) At August 31, 1995, the cost for federal income tax purposes was the same as shown above and net unrealized appreciation for all securities was $211.
     This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $525 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $314.

(MTN) represents Medium Term Note.

The accompanying notes are an integral part of the financial statements.


10 Annual Report

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 AUGUST 31, 1995


ASSETS
  Investments at market (identified cost $32,952,625)(Note 2). .    $33,163,350
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,639
  Receivables:
    Dividends and interest . . . . . . . . . . . . . . . . . . .        521,504
    Investments sold . . . . . . . . . . . . . . . . . . . . . .        445,802
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . .         76,565
    From Adviser (Note 4). . . . . . . . . . . . . . . . . . . .        263,602
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . .            389
  Deferred organizational expenses (Note 2). . . . . . . . . . .         27,905
                                                                    -----------

                                                                     34,503,756

LIABILITIES
  Payables (Note 4):
    Investments purchased. . . . . . . . . . . . .    $   485,555
    Fund shares redeemed . . . . . . . . . . . . .          1,623
    Accrued administrative fees. . . . . . . . . .            754
    Accrued advisory fees. . . . . . . . . . . . .         84,686
    Accrued custodian fees . . . . . . . . . . . .          6,345
    Accrued transfer agent fees. . . . . . . . . .         26,005
    Other accrued expenses . . . . . . . . . . . .          5,790       610,758
                                                       ----------   -----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .    $33,892,998
                                                                    -----------
                                                                    -----------

NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . .    $   512,121
  Accumulated net realized gain (loss) . . . . . . . . . . . . .       (422,397)
  Unrealized appreciation (depreciation) on investments. . . . .        210,725
  Shares of beneficial interest. . . . . . . . . . . . . . . . .          3,487
  Additional paid-in capital . . . . . . . . . . . . . . . . . .     33,589,062
                                                                    -----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .    $33,892,998
                                                                    -----------
                                                                    -----------

Net asset value, offering and redemption price per share
  ($33,892,998 divided by 3,486,536 shares of $.001
  par value shares of beneficial interest outstanding) . . . . .       $9.72
                                                                    -----------
                                                                    -----------


The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 11

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                                         STATEMENT OF OPERATIONS
                                       For the Fiscal Year Ended August 31, 1995


INVESTMENT INCOME
Income:
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .       $1,664,542
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . .           41,562
                                                                       ----------

                                                                        1,706,104

  Expenses (Notes 2 and 4):
    Advisory fees. . . . . . . . . . . . . . . . . .      $ 198,032
    Administrative fees. . . . . . . . . . . . . . .          7,344
    Custodian fees . . . . . . . . . . . . . . . . .         24,270
    Distribution fees. . . . . . . . . . . . . . . .         27,531
    Professional fees. . . . . . . . . . . . . . . .         12,646
    Registration fees. . . . . . . . . . . . . . . .         14,635
    Shareholder servicing fees . . . . . . . . . . .          7,921
    Transfer agent fees. . . . . . . . . . . . . . .        105,926
    Trustees' fees . . . . . . . . . . . . . . . . .          1,430
    Amortization of deferred organization expenses .          8,684
    Miscellaneous. . . . . . . . . . . . . . . . . .          3,759
                                                          ---------

    Expenses before reimbursement. . . . . . . . . .        412,178
    Expense reimbursement from Adviser . . . . . . .       (263,571)      148,607
                                                          ---------    ----------

Net investment income. . . . . . . . . . . . . . . . . . . . . .        1,557,497
                                                                       ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments (Notes 2 and 3). . . .         (358,690)
Net change in unrealized appreciation or depreciation
  of investments . . . . . . . . . . . . . . . . . . . . . . . .        1,406,588
                                                                       ----------

Net gain (loss) on investments . . . . . . . . . . . . . . . . .        1,047,898
                                                                       ----------

Net increase (decrease) in net assets resulting
  from operations. . . . . . . . . . . . . . . . . . . . . . . .       $2,605,395
                                                                       ----------
                                                                       ----------


The accompanying notes are an integral part of the financial statements.


12 Annual Report

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            FOR THE          FOR THE PERIOD
                                                                                          FISCAL YEAR      SEPTEMBER 1, 1993++
                                                                                             ENDED                 TO
                                                                                        AUGUST 31, 1995      AUGUST 31, 1994
                                                                                        ---------------    -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 1,557,497         $   746,538
  Net realized gain (loss) from investments. . . . . . . . . . . . . . . . . . . . .        (358,690)            (63,707)
  Net change in unrealized appreciation
    or depreciation of investments . . . . . . . . . . . . . . . . . . . . . . . . .       1,406,588          (1,195,863)
                                                                                         -----------         -----------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . .       2,605,395            (513,032)

Distributions to shareholders from net investment income . . . . . . . . . . . . . .      (1,340,239)           (465,579)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . .      12,664,979          20,941,474
                                                                                         -----------         -----------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .      13,930,135          19,962,863
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . .      19,962,863                  --
                                                                                         -----------         -----------

NET ASSETS AT END OF YEAR
  (including undistributed net investment income of
  $512,121 and $280,959, respectively) . . . . . . . . . . . . . . . . . . . . . . .     $33,892,998         $19,962,863
                                                                                         -----------         -----------
                                                                                         -----------         -----------


FUND SHARE TRANSACTIONS

                                                     FOR THE FISCAL YEAR ENDED          FOR THE PERIOD SEPTEMBER 1, 1993++
                                                          AUGUST 31, 1995                       TO AUGUST 31, 1994
                                                    -------------------------------------------------------------------------
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                                 ------------       --------------      --------------       -------------
Fund shares sold . . . . . . . . . . . . . .       2,311,647        $ 21,578,927           2,465,136         $24,104,694
Fund shares issued to shareholders
  in reinvestments of distributions. . . . .         135,007           1,248,108              45,103             428,053
Fund shares redeemed . . . . . . . . . . . .      (1,090,932)        (10,162,056)           (379,425)         (3,591,273)
                                                  ----------        ------------          ----------         -----------
Net increase (decrease). . . . . . . . . . .       1,355,722         $12,664,979           2,130,814         $20,941,474
                                                  ----------        ------------          ----------         -----------
                                                  ----------        ------------          ----------         -----------

++ Commencement of operations.


The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 13

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                                            FINANCIAL HIGHLIGHTS

              The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.

                                                                          1995          1994++
                                                                       ---------     ----------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . . . . . .       $    9.37     $    10.00
                                                                       ---------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . .             .56            .42
  Net realized and unrealized gain (loss) on investments . . . .             .34           (.76)
                                                                       ---------     ----------

  Total From Investment Operations . . . . . . . . . . . . . . .             .90           (.34)
                                                                       ---------     ----------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . .            (.55)          (.29)
                                                                       ---------     ----------

NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . . . . . .       $    9.72     $     9.37
                                                                       ---------     ----------
                                                                       ---------     ----------

TOTAL RETURN (%) . . . . . . . . . . . . . . . . . . . . . . . .           10.05          (3.42)

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets . . . . .             .60(a)         .60
  Operating expenses, gross, to average daily net assets . . . .            1.67(a)        1.51
  Net investment income to average daily net assets. . . . . . .            6.29           5.11
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . . .           26.31          15.70
  Net assets, end of year ($000 omitted) . . . . . . . . . . . .          33,893         19,963
  Per share amount of fees waived ($ omitted). . . . . . . . . .              --          .0002
  Per share amount of fees reimbursed ($ omitted). . . . . . . .           .0946(a)       .0753

  ++ For the Period September 1, 1993 (Commencement of Operations) to
     August 31, 1994.

 (a) See Note 4.


14 Annual Report

THE SEVEN SEAS SERIES
INTERMEDIATE FUND


                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995


1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios, which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Intermediate Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated october 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 Par value.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

     Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.


     SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and


                                                                Annual Report 15

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. At August 31, 1995, the Fund had a net tax basis capital loss carryover of $103,098, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2003. In addition, as permitted by tax regulations, the Fund intends to defer a net realized capital loss of $319,202 incurred from November 1, 1994 to August 31, 1995 and treat it as arising in year 1996.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued


16 Annual Report

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

3.   SECURITIES TRANSACTIONS
     INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $4,541,433 and $2,992,995, respectively.

     For the fiscal year ended August 31, 1995, purchases and sales of US Government and Agency obligations, excluding short-term investments, aggregated to $15,140,024 and $3,289,908, respectively.

     SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES
     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investment of the Fund in accordance with its investment objective, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .80% of its average daily net assets.

     For the fiscal year ended August 31, 1995, the adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the


                                                                Annual Report 17

THE SEVEN SEAS SERIES
INTERMEDIATE FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% And .175% Of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% Of the average daily value of net assets on an annual basis, which includes a limit of .20% In shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (The "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% Of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; Over $500 million to and including $1 billion - .05%; Over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.

5.   DIVIDENDS
     On September 1, 1995, the Board of Trustees declared a dividend of $.1437 from net investment income, payable on September 12, 1995 to shareholders of record September 5, 1995.


18 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts 02110
(617) 754-6089

--------------------------------------------------------------------------------

TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President,
     Treasurer and Director of Operations
  J. David Griswold, Vice President
     and Secretary

INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts  02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)

DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts  02110
  (617) 654-6089

ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402

LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109


                                                                Annual Report 19

                           THE SEVEN SEAS SERIES FUND



                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                               Page
Chairman's Letter. . . . . . . . . . . . . . . . . . . . . .     4

Portfolio Management Discussion. . . . . . . . . . . . . . .     6

Report of Independent Accountants. . . . . . . . . . . . . .     8

Emerging Markets Fund Financial Statements . . . . . . . . .     9

Notes to Financial Statements. . . . . . . . . . . . . . . .    21

Tax Information. . . . . . . . . . . . . . . . . . . . . . .    26

Fund Management and Service Providers. . . . . . . . . . . .    27


This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund - Registered Trademark -" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES
LETTER FROM THE CHAIRMAN





DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the Emerging Markets Fund. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds were opened or made available for operation.


In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In December 1994, The Seven Seas Series Tax Free Money Market Fund was opened: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,



Nicholas A. Lopardo
Chairman and Chief Executive Officer





4 Annual Report

THE SEVEN SEAS SERIES
MANAGEMENT OF THE FUNDS



                                  [PHOTOGRAPH]




                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. Robert Furdak, CFA, Managing Director, has been the portfolio manager primarily responsible for investment decisions regarding the Emerging Markets Fund since its inception in March 1994. Mr. Furdak has been with State Street since 1989, working on the non-US active equity team. There are seven other portfolio managers who work with Mr. Furdak in managing the Fund.



                                                                 Annual Report 5

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION



[Chart]


GROWTH OF A $10,000 INVESTMENT

                                      I F C
Yearly Periods          Emerging      Investable
   Ended                Markets      Composite
 August 31               Fund         Index**
---------------        ---------     -----------
Inception*             $10,000       $10,000
1994                   $11,450       $10,531
1995                   $10,387        $8,361


The Seven Seas Series Emerging Markets Fund had a net asset value of $10.30 per share for the fiscal year ended August 31, 1995.
The one year total return of the Fund was -9.28%. This compared very favorably to the capitalization-weighted International Finance Corporation Investable Composite Index, (an unmanaged index of broadly diversified emerging market equities) which was down 20.61%.

The most recent fiscal year was a tumultuous one for the emerging markets. December 20, 1994 was the watershed, when the Mexican government decided to cease supporting the peso causing the overvalued currency to devaluate significantly. This action spelled disaster for the Mexican bolsa as the market plunged over 45% (in US dollars) during the Fund's fiscal year. The Fund was underweight to the Mexican market prior to the devaluation and consequently, performance was not hurt significantly by the Mexican market. Although the devaluation hurt other Latin
American countries, our exposure in Brazil and Argentina was not adversely affected. The Fund was overweight to Brazil which reacted very favorably to the success of a new economic plan which has significantly reduced inflation and spurred a boom in consumerism and economic growth. The Fund remains relatively overweighted in Brazil and Argentina, compared to the Index, as both countries continue reforms and build confidence in the wake of the peso crisis.
However, we feel that the Mexican peso devaluation has yet to be fully reflected in Mexican stock prices and thus we are maintaining our underweight position in Mexico.

Our position in southern Europe also benefited the Fund's relative performance. The Fund's overweighted positions in Greece (+25%)




                                SEVEN SEAS SERIES
                              EMERGING MARKETS FUND

Period Ended             Growth of           Total
  08/31/95                $10,000            Return
------------             ---------           ------
1 Year                   $ 9,072             (9.28%)
Inception                $10,387              2.57%+


                              IFC INVESTABLE COMPOSITE INDEX


Period Ended             Growth of           Total
  08/31/95                $10,000            Return
------------             ---------           ------
1 Year                   $ 7,939            (20.61%)
Inception                $ 8,361            (11.25%)+

*The Fund commenced operations on March 1, 1994.
Index comparison began March 1, 1994.

**The IFC Investable Composite Index is a market capitalization-weighted index of the performance of securities listed on the stock exchanges of emerging equity market countries.

+Annualized.



6 Annual Report

THE SEVEN SEAS SERIES
PORTFOLIO MANAGEMENT DISCUSSION



and Portugal (-6%) boosted overall returns as both markets beat the Fund's benchmark. Our weight in Turkey (+21%) also helped returns, although we liquidated our positions before the markets surged in mid 1995. We expect to scale back these positions, especially Greece, and to continue to increase exposure in eastern European countries such as Hungary and Poland, where we see excellent opportunities.

Indonesia and South Korea were two of the far east region's top performers, up 3% and 0%, respectively. Resource-rich Indonesia was helped by stronger commodity prices. South Korea got a boost from more amicable relations with the North, financial liberalization and the strength of the yen which helped South Korean exports. The Fund intends to remain overweighted in South Korea because of these positive changes.

The main themes for investing in the emerging markets remain sound: growth potential, attractive valuation, diversification benefits, large human and natural resources and an expanding middle class. The uncertainty and negative returns caused by the Mexican peso devaluation has made these investment opportunities in the emerging markets attainable at much lower prices. We have already seen a rebound and stabilization in prices, as evidenced by five straight months of positive performance (March 95 through July 95) for the Fund's benchmark. (See quarterly graphical presentation below.) We hope this sets the stage for a better year in the emerging markets.

The Fund will reduce the cap on the annual expense ratio on November 1, 1995 to 1.25% of average daily net assets on an annual basis. This new fee structure is more consistent with other emerging markets funds offered in the institutional market place.

                         -------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers, the Prospectus contains further information and details regarding these risks.

[Chart]

GROWTH OF A $10,000 INVESTMENT


                                         I F C
Quarterly Period        Emerging      Investable
Ended                   Markets       Composite
August 31                Fund          Index**
----------------       ---------      ----------
Inception*             $10,000        $10,000
05/94                   $9,390         $9,027
08/94                  $11,450        $10,531
11/94                  $11,480        $10,035
02/95                   $9,450         $7,674
05/95                  $10,186         $8,277
08/95                  $10,387         $8,361



GROWTH OF A $10,000 INVESTMENT AS SHOWN ON THE YEARLY
GRAPH, PRESENTED ON A QUARTERLY BASIS.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Emerging
Markets Fund (the "Fund"), as of August 31, 1995, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and the financial highlights for the fiscal year then ended and for the period March 1, 1994 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets and the financial highlights for the fiscal year then ended and for the period March 1, 1994 (commencement of operations) to August 31,
1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                   /s/ Coopers & Lybrand L.L.P.
October 13, 1995


8 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995


                                           NUMBER       MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------     -------
COMMON STOCKS - 77.2%
ARGENTINA - 7.3%
Acindar Industria Argentina
 de Aceros SA Class B (a)                  533,798     $   379
Alpargatas (a)                             372,944         151
Astra cia Argentina de Petro               241,170         418
Banco de Galicia y Buenos Aires
 Class B                                    64,050         295
Buenos Aires Embotelladora SA
 Class B                                        92         110
Celulosa Argentina (a)                     930,877         352
Dalmine Siderca SA                         582,028         475
Garovaglio Zorraq (a)                       11,548          38
Ledesma                                    189,700         214
Naviera Perez Companc
 Class B (a)                               193,612         907
Polledo SA Class A (a)                      32,863          28
Telecom Argentina Class B                  114,329         506
Telefonica de Argentina Class B            186,412         472
YPF SA Class D                              35,988         641
                                                       -------

                                                         4,986
                                                       -------

AUSTRIA - 0.3%
Fotex (Regd)(a)                            176,296         222
                                                       -------

BRAZIL - 8.9%
Eletrobras (centrais) NPV                5,368,000       1,486
Sider Nacional cia NPV                  42,904,000         958
Telecomunicacoes Brasileiras
 NPV                                    86,644,496       3,193
TELESP NPV                               2,640,000         431
                                                       -------

                                                         6,068
                                                       -------

CHINA - 1.1%
Beiren Printing Class H                     60,000          12
Dong Fang Electric
 Machinery Co., Ltd. Class H (a)            64,000          18
Guangzhou Shipyard Class H                 122,000          45
Luoyang Glasswork Class H                  144,000          58
Harbin Power Equipment
 Class H                                   158,000          38
Quingling Motors Class H                   474,000         124
Maanshan Iron & Steel Class H              590,000          98
Shanghai Hai Xing Shipping Co.
 Class H                                   730,000          80
Tsingtao Brewery Class H                    84,000          27
Yizheng Chemical Fibre
 Class H                                   946,000         281
                                                       -------

                                                           781
                                                       -------

GREECE - 2.3%
Alcatel Cables Hellenic                      6,500          60
Alpha Leasing SA (Regd)                      1,200          31
Aluminum Co. of Greece
 Industrial & Commercial (Regd)              2,400         117
Commercial Bank of Greece (Regd)            13,640         505
Elais Oleaginous                             1,800          58
ETBA Leasing SA (Regd)                       3,360          60
Heracles General Cement Co.                 17,700         164
Klonatex                                     1,800          37
National Bank of Greece (Regd)               6,150         340
National Mortgage Bank (a)                   4,610         123
Petzetakis SA (a)                           22,281         106
                                                       -------

                                                         1,601
                                                       -------

HONG KONG - 0.4%
Shanghai Petrochemical Corp.                 7,500         240
                                                       -------

HUNGARY - 3.2%
Agrimpex Series A (a)                          300          36
Danubius Hotel (Regd)                       24,831         239
Domus Kereskedilmi (a)                       6,294          27
Egis Gyogyszergyar                          26,501         622


                                                                 Annual Report 9


THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                           NUMBER       MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------     -------
Fotex (Regd)(a)                            207,812     $   265
Martfu Brewery (Regd)(a)                       387           7
Pick Szeged Rights (a)                       8,387         429
Pick Szeged Rights - GDR (a)                 7,086         362
Skala Coop (a)                               9,554         165
                                                       -------

                                                         2,152
                                                       -------

INDIA - 1.8%
Morgan Stanley India
 Investment Fund, Inc. (a)                  60,900         632
The India Fund, Inc.                        64,500         629
                                                       -------

                                                         1,261
                                                       -------

INDONESIA - 3.5%
Astra International (Alien Market)          56,000         111
Bank Dagang Nasional Indonesia
 (Alien Market)                             90,125          91
Bank International Indonesia
 (Alien Market)                             40,500         146
Barito Pacific Timber (Alien Market)        70,000          76
Dharmala Intiland (Alien Market)           143,500          89
Gadjah Tunggal (Alien Market)               65,000          47
Great River Industries (Alien Market)       64,000          40
Gudang Garam (Alien Market)                 23,000         187
Hadtex Indosyntec (Alien Market)           125,500          66
HM Sampoerna (Alien Market)                 77,500         735
Indah Kiat Pulp & Paper
 (Alien Market)                            174,300         240
Indosat (Alien Market)                      32,000         113
Inti Indorayon Utama (Alien Market)         20,000          39
Jakarta International Hotel
 & Development (Alien Market)              144,500         169
Japfa Comfeed Indonesia
 (Alien Market)                             82,500          50
Mayora Indah (Alien Market)                 28,600         129
Semen Gresik (Alien Market)                  9,500          29
Semen Gresik Rights (a)                     28,500          42
                                                       -------

                                                         2,399
                                                       -------

MALAYSIA - 8.5%
Amalgamated Steel Mills (a)                138,000         121
Amsteel Corp. Berhad New (a)               110,400          96
Amsteel Corp. Berhad Rights (a)             27,600           6
Arab-Malaysian Development Berhad          333,000         219
Berjaya Leisure Berhad                     182,000         157
Cement Industries                           56,000         183
Cold Storage                                24,000          35
DCB Holdings Berhad                         61,000         181
Faber Group Berhad (a)                      58,000          56
Federal Flour Mills Berhad                  24,000          77
Golden Hope Plantation                     150,000         251
Highlands & Lowlands                       122,000         215
IGB Corp. Berhad                           219,000         197
IND Oxygen, Inc. (a)                       165,000         204
Jasa Megah Industries (a)                   31,000          39
Kuala Lumpur Kepong (a)                    144,000         430
Kumpulan Guthrie                           192,000         300
Malayan Banking Berhad (a)                  19,000         156
Malaysia Mining Corp.                       58,000          94
Malaysian Airline System                    77,000         231
Malaysian International
 Shipping Corp.                             50,000         134
Malaysian International
 Shipping Corp. (Alien Market)              24,000          69
MBF Capital Berhad                         184,000         214
Oriental Holdings Berhad                    56,000         292
Pengkalen Holdings Berhad                   60,000          68
Perlis Plantations (a)                      65,000         214
Public Bank Berhad                          88,000         134
Rashid Hussain Berhad                       38,000         120
Renong Berhad                              253,000         489
Sime Darby Berhad
 (Resident Shares)                          28,800          73


10 Annual Report


THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                           NUMBER       MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------     -------
Tan Chong Motor Holdings                   171,000     $   201
Tenaga Nasional                             83,000         308
Tractors Malaysia Holdings
 Berhad                                     37,000          57
UMW Holdings Berhad                         34,000         112
UMW Holdings Berhad 2000
 Warrants (a)                                4,000           5
Wembley Industries Holdings (a)             28,000          51
                                                       -------

                                                         5,789
                                                       -------

MEXICO - 4.9%
Alfa SA de CV Class A NPV                   18,000         246
Cemex SA Series B NPV                       36,737         169
Cifra SA de CV Class B NPV                  97,000         124
Cydsa SA Series A NPV (a)                   96,000         318
Desc Sociedad de Fomento Industrial
 SA de CV Series B NPV (a)                  30,000         122
Formento Economico Series B NPV             62,000         171
Grupo Carso Series A NPV (a)                20,000         128
Grupo Cementos Chihuahua
 Series B NPV                              200,000         177
Grupo Continental NPV                       19,000          57
Grupo Finance Serfin Series B NPV           20,000          17
Grupo Financiero Bancomer
 Series C NPV (a)                           34,000          14
Grupo Gigante SA Series B NPV (a)          250,000          61
Grupo Mexico SA Series B NPV (a)            43,108         222
Grupo Posadas SA Series A NPV (a)          100,000          31
Grupo Synkro Series B NPV (a)               37,855           9
Grupo Tribasa NPV (a)                        6,000          24
Industrias Penoles NPV                      20,000          75
Sears Roebuck de Mexico
 Series B NPV (a)                           44,000         147
Telefonos de Mexico SA
 Series L - ADR                             15,600         511
Telefonos de Mexico SA
 Series L NPV                              192,900         315
Transportacion Maritima Mexica
 SA de CV Series A - ADR (a)                 8,000          60
Tubos de Acero de Mexico NPV (a)            47,000         322
Vitro SA NPV                                12,000          36
                                                       -------

                                                         3,356
                                                       -------

PAKISTAN - 1.4%
Bank of Punjab (a)                          52,400          60
Crescent Textile Mills (a)                  41,000          31
Dandot Cement Co. (a)                       35,000          39
Dewan Salmon Fibre (a)                       7,200          24
Engro Chemical (a)                          19,700         104
Fauji Fertilizer (a)                        31,200          62
Hub Power Co., Ltd. - GDR (a)              257,000         182
Karachi Electric (a)                        73,200          73
Muslim Commercial (a)                       25,300          36
Pakistan International Air (a)             228,000          92
Pakistan State Oil (a)                      12,400         153
Pioneer Cement (a)                          61,300          43
Sui Northern Gas (a)                        25,600          31
Sui Southern Gas Pipeline (a)               27,500          34
                                                       -------

                                                           964
                                                       -------

POLAND - 2.1%
Bank Inicjatyw Gospodarczych (a)           245,940         150
Bank Slaski SA                               3,530         200
Bre Bank Rozwoju Eks (a)                    15,835         244
Elektrim                                    55,995         177
Exbud SA (a)                                 6,080          55
Jelfa (a)                                    7,470          86
Mostostal Export SA (a)                      9,430          25
Okocim SA (a)                                5,740         167
Sokolowskie Zaklady Miesne SA (a)           84,840          76
Universal SA (a)                            48,640         129
WBK (a)                                     21,500          44
Wolczanka SA                                 2,850          28
Zywiec                                         830          67
                                                       -------

                                                         1,448
                                                       -------


                                                                Annual Report 11


THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                           NUMBER       MARKET
                                             OF         VALUE
                                           SHARES       (000)
                                          --------     -------
PORTUGAL - 7.2%
Banco Chemical SA                           26,000     $   259
Banco Comercial Portuguese (Regd)           42,700         528
Banco Portugues de
 Investimento (Regd)                        23,200         342
Banco Totta e Acores (Regd)(a)               7,000         135
Banif Banco International
 do Funchal                                 30,500         272
Companhia de Celulose
 do Caima SA (a)                             7,100         224
Corticeira Amorim SGPS                      15,500         194
Empresa Fabril de Maquinas
 Electricas - Efacec (a)                    19,400         178
Jeronimo Martins SGPS                        3,800         178
Lusotur Societe Finance
 de Turismo (a)                             11,800         254
Mague-Gestao e Partipacoes                  15,200         349
Modelo Continente SGPS SA                    4,900         412
Modelo SGPS SA                               7,700         264
Portucel Industrial SA (a)                  16,900         123
Portugal Telecom SA (a)                     13,800         250
Portugal Telecom SA - ADR (a)                7,200         131
Salvador Caetano Industrias
 Metalurgicas e Veiculos
 de Transporte SA                            2,200          35
Salvador Caetano Industrias
 Metalurgicas e Veiculos
 de Transporte SA New                          264           4
Soja de Portugal                            14,400         170
Sonae Investimento                          11,900         271
Soporcel SA (a)                             15,600         353
                                                       -------

                                                         4,926
                                                       -------

SOUTH AFRICA - 7.3%
AECI, Ltd.                                  28,602         189
Amalgamated Banks
 of South Africa                            85,996         334
Anglo America Corp. SA                       7,773         416
Barlow, Ltd.                                27,839         303
De Beers Centenary AG                       16,144         414
Del Monte Royal Food, Ltd.                  85,739         101
Free State Consolidated
 Gold Mines, Ltd.                           21,668         254
Gencor, Ltd.                                96,950         365
Iscor                                      241,794         278
LibLife Strategic                           84,559         266
Malbak, Ltd. NPV                            43,944         273
Polifin, Ltd. (a)                            4,500           9
Rembrandt Group, Ltd.                       43,894         351
Sappi, Ltd.                                 14,262         273
Sasol NPV                                   29,486         252
South African Breweries                      4,200         128
Standard Bank Investment
 Corp., Ltd.                                 1,850          61
Tongaat-Hulett Group, Ltd.                  12,755         160
Vaal Reefs Exploration
 & Mining, Ltd.                              5,978         420
Western Deep Levels, Ltd.                    4,191         144
                                                       -------

                                                         4,991
                                                       -------

SOUTH KOREA - 11.1%
Anam Electronics Co. (a)                     5,170          81
Bank of Seoul (a)                           32,080         315
Daewoo Corp. (a)                            22,300         314
Daewoo Heavy Industries                     11,496         139
Daewoo Telecom Co. (a)                      24,620         375
Daewoo Telecom Co. New (a)                     267           4
Dongkuk Steel Mill                           3,738          89
Hana Bank (a)                                8,300         171
Hanil Bank                                  21,680         271
Hanshin Construction Co.                     8,500          81
Hanshin Securities                           8,851         198
Hanwha Machinery (a)                        13,230         217
Inkel Corp. (a)                              6,600          95
Kia Steel Co., Ltd. (a)                      7,446          65
Kia Steel Co., Ltd. New (a)                  2,238          20
Korea Electric Power Corp.                  23,000         809



12 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                           NUMBER         MARKET
                                             OF           VALUE
                                           SHARES         (000)
                                         ---------      ---------
Korea Equity Trust (a)                          15*      $    161
Korea Europe Fund (BR) - IDR                   105**          407
Korea First Securities Co.                   2,472             41
Korea Fund, Inc.                            10,058            204
Korea International Trust - IDR (a)              2*            98
Kumho Construction
 & Engineering Co. (a)                      23,100            314
Kwang Ju Bank                                6,900             80
Kwang Ju Bank New (a)                        1,442             17
Kyong Nam Bank (a)                          17,110            205
Kyong Nam Bank New (a)                       3,810             46
Kyungki Bank                                 9,402            108
L.G. Information
 & Communication (a)                           400             24
L.G. Merchant Bank                           4,220            180
Orion Electric Co. (a)                      14,000            310
Pohang Iron & Steel                          4,230            349
Samhee Investment & Finance                 11,144            180
Samsung Electronics Co. New (a)                 24              4
Samsung Electronics, Ltd. (a)                1,632            295
Samsung Electronics, Ltd. New (a)              322             57
Seoul Access Trust - IDR (a)                    12*           174
Seoul Horizon Trust (a)                      5,000             83
Seoul Securities                             2,678             44
STC Corp. (a)                                4,600            104
Sung Bo Chemical                             2,700             81
Tongyang Cement (a)                          6,000            194
Tongyang Nylon Co. (a)                       6,170            226
Yukong, Ltd.                                 9,100            330
Yukong, Ltd. New (a)                           527             19
                                                         --------
                                                            7,579
                                                         --------

SRI LANKA - 0.4%
Asian Hotel Corp. (a)                       88,100             24
Blue Diamond Jewel NPV (a)                  14,400              6
Central Finance Co.                          3,300             17
Ceylon Grain Elevator                       22,100             21
Commercial Bank of Ceylon                    6,600             25
Hayleys                                      8,800             33
John Keells Holdings, Ltd.                  18,800             71
Lanka Ceramic (a)                           44,400             47
Lanka Milk Food (a)                         21,600              8
Merchant Bank of Sri Lanka                   3,800              3
National Development Bank                      300              1
Richard Pieris & Co.                         9,900             17
United Motor                                26,800             14
                                                         --------

                                                              287
                                                         --------

TAIWAN - 2.0%
Acer, Inc. (a)                              10,334             21
Ambassador Hotel                            79,000             77
Cathay Life Insurance                       36,400            158
Chang Hwa Bank                              13,000             43
Cheng Loong (a)                             13,080             11
Chia Hsin Flour (a)                         18,400             10
China Development Corp. (a)                 61,000            169
China Petrochemical
 Development Corp. (a)                     111,000             73
China Rebar (a)                             22,425             10
China Steel Corp.                          184,000            141
Ensure Co., Ltd. (a)                        88,000             67
Far Eastern Textile                         91,000             92
Hua Nan Bank (a)                            18,900             63
Hualon Teijran (a)                          23,266             16
Kao Hsing Chang Iron & Steel (a)            15,000              9
Kwong Fong Industries (a)                   14,950              8
Lealea Enterprise (a)                       14,981             12
Pacific Construction (a)                   116,052             77
Prince Housing Development (a)              13,200              8
Taipei Business Bank (a)                    50,000            136
Walsin Lihwa Wire                           94,684            108
Wan Yu Paper (a)                            20,160             10
Yieh Loong Co.                              16,500             10
Yue Loong Motor (a)                         19,000             12


                                                                Annual Report 13


THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                           NUMBER         MARKET
                                             OF           VALUE
                                           SHARES         (000)
                                         ---------      ---------
Yuen Foong Yu Manufacturing                 14,490       $     12
                                                         --------

                                                            1,353
                                                         --------

THAILAND - 1.9%
Advanced Information Services
 (Alien Market)                              5,700             84
Bangkok Rubber PLC
 (Alien Market)                             24,400             17
Bank of Ayudhya Public Co., Ltd.
 (Alien Market)                             28,600            160
Industrial Finance Corp. of Thailand
 (Alien Market)                             42,400            115
International Cosmetics PLC
 (Alien Market)(a)                           4,900             65
Karat Sanitaryware PLC
 (Alien Market)                             26,100            110
NEP Realty & Industry Co. PLC
 (Alien Market)(a)                          14,700              7
Padaeng Industry Co., Ltd. PLC
 (Alien Market)(a)                          65,900             70
Saha Pathana Inter-Holding
 Public Co., Ltd. (Alien Market)(a)         44,200             85
Saha Union Corp. PLC
 (Alien Market)                             52,500             69
Siam City Bank PLC
 (Alien Market)                            129,200            168
Siam Commercial Bank PLC
 (Alien Market)                              3,500             38
Tanayong (Alien Market)                      9,800             17
TelecomAsia (Alien Market)(a)               71,500            230
Unicord Public Co., Ltd.
 (Alien Market)(a)                         348,600             51
                                                         --------

                                                            1,286
                                                         --------

UNITED KINGDOM - 0.1%
Barclays Bank PLC                           88,605             74
                                                         --------

VENEZUELA - 0.3%
Ceramicas Carabobo CA
 Class B - ADR                              24,000             21
Corimon CA SA
 Class B - ADR (a)                           8,000             44
Mantex CA SA - ADR                           5,934             29
Mavesa SA - ADR                             11,788             43
Siderurgica Venezolana
 Sivensa - ADR                              40,300             61
                                                         --------

                                                              198
                                                         --------

ZIMBABWE - 1.2%
Art Corp. (a)                              393,428             18
Delta Corp.                                271,180            408
Financial Holdings (a)                      85,044             90
Hunyani (a)                              1,311,418             30
Kadoma                                     337,224             27
Mashoaland Holdings (a)                    248,481             27
National Food Holdings (a)                  33,965             30
TA Holdings                                442,603             54
Tabex (a)                                  737,677             21
Wankie Colliery Co., Ltd. (a)              127,598             32
Whitehead (a)                              754,815             44
Zimbabwe Spinners
 & Weavers (a)                             363,164             38
Zimbabwe Sun                                99,824             24
                                                         --------

                                                              843
                                                         --------

TOTAL COMMON STOCKS
(cost $52,275)                                             52,804
                                                         --------


14 Annual Report



THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                           NUMBER         MARKET
                                             OF           VALUE
                                           SHARES         (000)
                                         ---------      ---------
PREFERRED STOCKS - 15.8%
BRAZIL - 15.2%
Acos Villares SA NPV                     1,100,000       $    429
Banco Bradesco SA NPV (a)               91,828,832            885
Banco do Brasil SA NPV (a)              15,156,700            242
Banco do Estado de Sao Paulo
 NPV (a)                                32,236,600            241
Banco Nacional SA NPV                   19,600,000            357
Caemi Mineracao e Metal (BR)               945,000             74
CEMIG SA                                39,137,856            886
Ceval Alimentos SA NPV                  61,288,800            890
Copene Petroquimica do Nordestse
 Series A (Regd)                           780,000            513
Electrobras Series B NPV                 5,223,000          1,441
Hering SA (cia) NPV                     30,450,000            335
Metal Barbara (cia) NPV (a)             37,000,000             26
Petrol Brasileiros SA NPV                4,770,000            460
Ripasa SA Celulose Papel NPV               236,000             51
Sider Riograndense NPV                  18,040,580            403
Siderurgica Tubarao NPV                    992,000            684
Telebras (a)                               196,267              9
TELESP NPV                                 487,020             80
Telecomunicacoes Brasileras NPV          8,573,133            372
UNIPAR SA Class B                          464,181            616
Usiminas Uni Sd Mg NPV                 112,600,000            115
Vale do Rio Doce (cia) NPV               8,535,200          1,312
                                                         --------

                                                           10,421
                                                         --------

GREECE - 0.3%
Delta Dairy                                 11,924            195
                                                         --------

SOUTH KOREA - 0.3%
Tong Yang Securities Co. (a)                18,540            208
                                                         --------

TOTAL PREFERRED STOCKS
(cost $10,093)                                             10,824
                                                         --------


                                          PRINCIPAL       MARKET
                                           AMOUNT         VALUE
                                           (000)          (000)
                                          ---------      --------
SHORT-TERM INVESTMENTS - 5.2%
Dreyfus Cash Management Plus, Inc.
 Money Market Fund (b)                    $  2,025      $   2,025
Federal Home Loan Bank
 Discount Note (c)
 5.700% due 09/01/95                         1,505          1,505
                                                         --------

TOTAL SHORT-TERM INVESTMENTS
(cost $3,530)                                               3,530
                                                         --------

TOTAL INVESTMENTS
(identified cost $65,898)(d) - 98.2%                       67,158

OTHER ASSETS AND LIABILITIES
NET - 1.8%                                                  1,227
                                                         --------

NET ASSETS - 100.0%                                       $68,385
                                                         --------
                                                         --------


(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c)  Rate noted is yield-to-maturity.
(d) At August 31, 1995, the cost for federal income tax purposes was $66,124 and net unrealized appreciation for all securities was $1,034. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,183 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,149.
*    Reflected in units. 1 IDR unit = 1,000 Shares.
**   Reflected in units. 1 IDR unit = 500 Shares.

The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 15

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

                                              % OF     MARKET
                                              NET      VALUE
  INDUSTRY DIVERSIFICATION                   ASSETS    (000)
-----------------------------               --------  --------
Basic Industries                              16.5%   $ 11,287
Capital Goods                                  6.0       4,139
Consumer Basics                                9.7       6,652
Consumer Durable Goods                         1.1         766
Consumer Non-Durables                          4.9       3,359
Consumer Services                              1.6       1,077
Energy                                         5.2       3,526
Finance                                       15.5      10,633
General Business                               7.1       4,832
Miscellaneous                                  8.9       6,064
Shelter                                        2.0       1,360
Technology                                     2.3       1,554
Transportation                                 0.3         214
Utilities                                     11.9       8,165
Short-Term Investments                         5.2       3,530
                                            ------    --------

Total Investments                             98.2      67,158
Other Assets and Liabilities, Net              1.8       1,227
                                            ------    --------



NET ASSETS                                   100.0%   $ 68,385
                                            ------    --------
                                            ------    --------


The accompanying notes are an integral part of the financial statements.


16 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995

ASSETS
  Investments at market (identified cost $65,897,786)(Note 2). . . . . . . . . . . . . . .    $  67,158,194
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,752
  Foreign currency holdings (identified cost $1,965,227) . . . . . . . . . . . . . . . . .        1,958,453
  Receivables:,
    Dividends and interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          128,903
    Investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,154
    Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          699,612
    From Adviser (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          169,265
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              736
  Deferred organization expenses (Note 2). . . . . . . . . . . . . . . . . . . . . . . . .           24,464
                                                                                              -------------
                                                                                                 70,146,533

LIABILITIES
Payables (Note 4):
     Investments purchased . . . . . . . . . . . . . . . . . . . . . .   $  1,495,922
     Fund shares redeemed. . . . . . . . . . . . . . . . . . . . . . .         13,567
     Accrued administrative fees . . . . . . . . . . . . . . . . . . .          3,244
     Accrued advisory fees . . . . . . . . . . . . . . . . . . . . . .        153,485
     Accrued custodian fees. . . . . . . . . . . . . . . . . . . . . .         67,465
     Accrued distribution fees . . . . . . . . . . . . . . . . . . . .            823
     Accrued transfer agent fees . . . . . . . . . . . . . . . . . . .          5,023
     Other accrued expenses. . . . . . . . . . . . . . . . . . . . . .         21,900             1,761,429
                                                                         ------------         -------------


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  68,385,104
                                                                                              -------------
                                                                                              -------------

NET ASSETS CONSIST OF:
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .    $     522,449
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . .          686,043
  Unrealized appreciation (depreciation) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,260,408
    Foreign currency-related transactions. . . . . . . . . . . . . . . . . . . . . . . . .          (10,154)
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,637
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       65,919,721
                                                                                              -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  68,385,104
                                                                                              -------------
                                                                                              -------------

Net asset value, offering and redemption price per share
  ($68,385,104 divided by 6,637,256 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . . .           $10.30
                                                                                              -------------
                                                                                              -------------

The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 17

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                                         STATEMENT OF OPERATIONS
                                       For the Fiscal Year Ended August 31, 1995


INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $148,940). . . . . . . . . . . . . . . . . .    $     831,928
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          555,459
                                                                                              -------------

                                                                                                  1,387,387

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    321,920
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . .         25,877
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . .        258,255
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . .         95,484
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . .         23,437
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . .         33,335
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . .         11,820
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . .         21,810
  Trustee fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,429
  Amortization of deferred organization expenses . . . . . . . . . . .          9,384
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,641
                                                                         ------------

  Expenses before reimbursement. . . . . . . . . . . . . . . . . . . .        813,392
  Expense reimbursement from Adviser . . . . . . . . . . . . . . . . .       (169,331)              644,061
                                                                         ------------         -------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          743,326
                                                                                              -------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
  Investments (Notes 2 and 3). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          686,174
  Foreign currency-related transactions (Notes 2 and 3). . . . . . . . . . . . . . . . . .          (78,780)
Net change in unrealized appreciation or depreciation of:
  Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,620,901)
  Foreign currency-related transactions. . . . . . . . . . . . . . . . . . . . . . . . . .           (9,528)
                                                                                              -------------

Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,023,035)
                                                                                              -------------

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . .    $  (1,279,709)
                                                                                              -------------
                                                                                              -------------


The accompanying notes are an integral part of the financial statements.


18 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE        FOR THE PERIOD
                                                                             FISCAL YEAR      MARCH 1, 1994++
                                                                                ENDED               to
                                                                           AUGUST 31, 1995    AUGUST 31, 1994
                                                                           ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .      $      743,326      $      110,807
  Net realized gain (loss) from:   . . . . . . . . . . . . . . . . . .
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .             686,174                 290
    Foreign currency-related transactions. . . . . . . . . . . . . . .             (78,780)             (6,591)
  Net change in unrealized appreciation or depreciation of:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2,620,901)          3,880,683
    Foreign currency-related transactions. . . . . . . . . . . . . . .              (9,528)                 --
                                                                            --------------      --------------
Net increase (decrease) in net assets resulting from operations. . . .          (1,279,709)          3,985,189


Distributions to shareholders of net investment income . . . . . . . .            (258,975)                 --
Increase (decrease) in net assets from Fund share transactions . . . .          42,444,718          23,493,881
                                                                            --------------      --------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . .          40,906,034          27,479,070
Net assets at beginning of year. . . . . . . . . . . . . . . . . . . .          27,479,070                  --
                                                                            --------------      --------------

NET ASSETS AT END OF YEAR
  (including undistributed net investment income
  of $522,449 and $110,807, respectively). . . . . . . . . . . . . . .      $   68,385,104      $   27,479,070
                                                                            --------------      --------------
                                                                            --------------      --------------



FUND SHARE TRANSACTIONS
                                                                FOR THE FISCAL YEAR                 FOR THE PERIOD MARCH 1, 1994++
                                                               ENDED AUGUST 31, 1995                     TO AUGUST 31, 1994
                                                          --------------------------------      ----------------------------------
                                                             SHARES             AMOUNT              SHARES              AMOUNT
                                                          ------------     ---------------      --------------      --------------
Fund shares sold . . . . . . . . . . . . . . . . .           4,945,295      $   49,529,291           2,436,871      $   23,870,559
Fund shares issued to shareholders
  in reinvestments of distributions. . . . . . . .              19,275             220,287                  --                  --
Fund shares redeemed . . . . . . . . . . . . . . .            (726,403)         (7,304,860)            (37,781)           (376,678)
                                                          ------------     ---------------      --------------      --------------

Net increase (decrease). . . . . . . . . . . . . .           4,238,167      $   42,444,718           2,399,090      $   23,493,881
                                                          ------------     ---------------      --------------      --------------
                                                          ------------     ---------------      --------------      --------------

++ Commencement of operations.



The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 19

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND


                                                                                      FINANCIAL HIGHLIGHTS

                                            The following table includes selected data for a share outstanding throughout each fiscal year or period ended August 31 and other performance information derived from the financial statements.


                                                                                1995               1994++
                                                                            -----------         -----------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . . . . . . . . . . . . .      $     11.45         $     10.00
                                                                            -----------         -----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .              .14                 .05
  Net realized and unrealized gain (loss) on investments . . . . . . .            (1.19)               1.40
                                                                            -----------         -----------

  Total From Investment Operations . . . . . . . . . . . . . . . . . .            (1.05)               1.45
                                                                            -----------         -----------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . .             (.10)                 --
                                                                            -----------         -----------

NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . . . . . . . . .      $     10.30         $     11.45
                                                                            -----------         -----------
                                                                            -----------         -----------

TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . . . . . . .            (9.28)              14.50

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b) . . . . . .             1.50(c)             1.50
  Operating expenses, gross, to average daily net assets (b) . . . . .             1.90(c)             2.45
  Net investment income to average daily net assets (b)  . . . . . . .             1.74                1.31
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . . . . . .            19.77                  --
  Net assets, end of year ($000 omitted) . . . . . . . . . . . . . . .           68,385              27,479
  Per share amount of fees waived ($ omitted). . . . . . . . . . . . .               --               .0130
  Per share amount of fees reimbursed ($ omitted). . . . . . . . . . .            .0320(c)            .0204


 ++  For the period March 1, 1994 (commencement of operations) to August 31,
     1994.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1994 are annualized.
(c)  See Note 4.


20 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Emerging Markets Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of these financial statements.

     SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $88,970 incurred from November 1, 1994 to August 31, 1995, and treat it as arising in fiscal year 1996.


                                                                Annual Report 21

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     The following reclassifications have been made to reflect activity for the fiscal year ended August 31, 1995:


               UNDISTRIBUTED        ACCUMULATED         ADDITIONAL
               NET INVESTMENT       NET REALIZED         PAID-IN
                  INCOME            GAIN (LOSS)          CAPITAL
             ------------------  ------------------  ------------------
                $   (72,709)         $   84,950        $   (12,241)

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund has incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

     FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

     (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.


22 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books; and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

     It is not practical to isolate that portion of the results of operations of the fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

     INVESTMENT IN EMERGING MARKETS: Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, future adverse political and economic developments and liquidity concerns resulting from thinner markets. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of comparable securities in the United States.

3.   SECURITIES TRANSACTIONS
     INVESTMENT TRANSACTIONS: For the fiscal year ended August 31, 1995, purchases and sales of investment securities, excluding short-term investments, aggregated to $49,117,106 and $7,541,016, respectively.

     SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash


                                                                Annual Report 23

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995


     collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.

4.   RELATED PARTIES
     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets.

     For the fiscal year ended August 31, 1995, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.50% of average daily net assets on an annual basis. The Investment Company has contracts with the Adviser to provide custody, shareholder services and transfer agent servicing to the Fund.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried


24 Annual Report

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. The amount of carryover expenses outstanding for the Distribution Plan as of August 31, 1995, for which the Distributor intends to seek repayment, is approximately $380,000. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of the Fund: $0 up to $500 million - .07%; over $500 million to and including $1 billion - .06%; over $1 billion up to $1.5 billion - .04%; over $1.5 billion - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds.

     The Adviser is authorized to effect brokerage transactions through its affiliated broker dealer, SSBSI. The Fund paid brokerage commissions of $3,786 to SSBSI for the fiscal year ended August 31, 1995.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.


                                                                Annual Report 25

THE SEVEN SEAS SERIES
EMERGING MARKETS FUND

                                                                 TAX INFORMATION
                                                                 August 31, 1995


The Fund paid foreign taxes of $148,940 and recognized $980,868 of foreign source income during the taxable year ended August 31, 1995. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0224 per share of foreign taxes paid and $.1478 of gross income earned from foreign sources in the taxable year ended August 31, 1995.

Please consult a tax advisor for questions about federal or state income tax laws.


26 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts  02110
(617) 654-6089

--------------------------------------------------------------------------------

TRUSTEES
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd


OFFICERS
  Lynn L. Anderson, President
  Margaret L. Barclay, Senior Vice President,
   Treasurer and Director of Operations
  J. David Griswold, Vice President
   and Secretary


INVESTMENT ADVISER
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110


CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDERS INQUIRIES
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts  02171
  (800) 64-7SEAS (77327)


DISTRIBUTOR
  Russell Fund Distributors, Inc.
  Two International Place, 35th Floor
  Boston, Massachusetts 02110
  (617) 654-6089


ADMINISTRATOR
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington  98402


LEGAL COUNSEL
  Goodwin, Procter & Hoar
  Exchange Place
  Boston, Massachusetts  02109


INDEPENDENT ACCOUNTANTS
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109


                                                                Annual Report 27

                THE SEVEN SEAS SERIES FUND-Registered Trademark-



                                 AUGUST 31, 1995



                                TABLE OF CONTENTS



                                                           Page

Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . 4

Portfolio Management Discussion. . . . . . . . . . . . . . . 6

Report of Independent Accountants. . . . . . . . . . . . . . 8

Tax Free Money Market Fund Financial Statements. . . . . . . 9

Notes to Financial Statements. . . . . . . . . . . . . . . .18

Tax Information. . . . . . . . . . . . . . . . . . . . . . .22

Fund Management and Service Providers. . . . . . . . . . . .23

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a Seven Seas Series Fund prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The prospectus should be read carefully before an investment is made.

"The Seven Seas Series Fund-Registered Trademark-" is a registered trademark and service mark of The Seven Seas Series Fund.

THE SEVEN SEAS SERIES

LETTER FROM THE CHAIRMAN


DEAR SHAREHOLDERS,

I am pleased to provide you with The Seven Seas Series Fund annual report for the fiscal year ended August 31, 1995. Over the past year, the Series has grown to include thirteen portfolios covering a broad range of investment strategies from the far corners of the emerging markets' countries to the domestic stock and bond markets. This report contains summaries on the market environment, performance and financial statements for the recently opened Tax Free Money Market Fund: a money market investment to provide maximum current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity. I hope you find this information to be a useful tool as you review your overall investment strategy.

Over the past fiscal year, additional funds including this Fund were opened or made available for operation.

In November 1994, The Seven Seas Series S&P Midcap Index Fund was converted by a vote of that Fund's shareholders to the Small Cap Fund: an equity investment in domestic smaller capitalized securities designed to provide maximum total return, primarily through capital appreciation.

In March 1995, The Seven Seas Series Active International Fund was opened: an equity investment in the developed foreign countries designed to provide maximum total return, primarily through capital appreciation.

As Chairman and Chief Executive Officer of State Street Global Advisors, which serves as the investment adviser to the Fund, I would like to thank you for choosing The Seven Seas Series Fund and look forward to continuing to serve your investment needs.

Sincerely,

Nicholas A. Lopardo
Chairman and Chief Executive Officer


4 Annual Report

THE SEVEN SEAS SERIES

MANAGEMENT OF THE FUNDS



                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio managers work together to develop and enhance the techniques that drive our investment processes. The result is that the portfolios we manage benefit from the knowledge of the entire team.

Mr. James Donahue, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Tax Free Money Market Fund since its inception in December 1994. Mr. Donahue has been with State Street's Capital Markets Division since 1991. Prior to that he was a municipal bond trader with the investment firm of Jesup Josephthal. There are two other portfolio managers who work with Mr. Donahue in managing the Fund.


                                                                 Annual Report 5

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSSION

[CHART]


GROWTH OF A $10,000 INVESTMENT

                                            Donoghue's
Yearly periods                              Money Fund
  Ended              Tax Free               Average-TM-
August 31        Money Market Fund          -Tax-Free+
---------------  -----------------          -----------
Inception*          $  10,000                 $  10,000
1995                $  10,254                 $  10,250

The Seven Seas Series Tax Free Money Market Fund commenced operations on December 1, 1994. The Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund closed the fiscal year with a return of 2.54% since inception as compared to a return of 2.50% for Donoghue's Tax-Free Money Fund Average for the same period.

In early December, Orange County declared bankruptcy, causing a flight to the perceived higher quality tax-exempt market. Investors avoided lower quality securities in general, and California securities in particular, in search of high quality issuers. The Fund responded by investing in securities with daily and weekly resets that had a liquidity provision or a "put" feature from a highly rated commercial bank. The Fund also purchased high coupon pre-refunded bonds (refunded in US Treasuries) that provided a high level of net asset value protection in a credit environment under stress from the Orange County fallout. These strategies helped the Fund to maintain performance during a particularly volatile period in the tax-exempt market. In July of 1995, the Federal Reserve reversed its tightening policy by lowering the Fed Funds' target by 25 basis points to 5.75%. As the economy slowed from the first quarter and the possibility of rate cuts

                                SEVEN SEAS SERIES
                           TAX FREE MONEY MARKET FUND

     Period Ended             Growth of                Total
       08/31/95               $10,000                 Return
--------------------    ---------------------    ------------------
Inception                     $  10,254                2.54%++


NARROWLY BASED AVERAGE:


                                  DONOGHUE'S
                         MONEY FUND AVERAGE-TM--TAX-FREE



Period Ended         Growth of         Total
  08/31/95            $10,000         Return
-------------     --------------   -------------
Inception           $  10,250          2.50%++


* The Fund commenced operations on December 1, 1994. Index comparison began December 1, 1994.
+    IBC/Donoghue's Money Fund Averages-TM- -a universe of tax-free funds.
++   Total returns for periods less than one year are not annualized.



6 Annual Report

THE SEVEN SEAS SERIES

PORTFOLIO MANAGEMENT DISCUSION


increased, the yield curve flattened, even inverting out to five years for a short time.

During the year the Fund invested in both floating and fixed rate securities when attractive, based on relative value in the market place. The portfolio had a short average maturity of 52 days in January, and in the spring the maturity was lengthened to an average of 64 days based on economic forecasts, market outlook, and Federal Reserve policy.

We saw the spread between yields on municipal notes and Treasury securities trade rich or narrow on an absolute basis because of the lack of an adequate supply of high quality tax-exempt issues and strong investor demand. This trend continued from December 1994 throughout 1995.

                          ----------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Seven Seas Series Fund:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Seven Seas Series Tax Free Money Market Fund (the "Fund"), as of August 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 1, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31,1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period December 1, 1994 (commencement of operations) to August 31, 1995 in conformity with generally accepted accounting principles.


Boston, Massachusetts
October 13, 1995                            /s/  Coopers & Lybrand L.L.P.


8 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                                         STATEMENT OF NET ASSETS
                                                                 August 31, 1995


                                                                     PRINCIPAL                   DATE
                                                                       AMOUNT                     OF        VALUE
                                                                       (000)        RATE       MATURITY*    (000)
                                                                    ----------------------------------------------
ALABAMA - 1.2%
Bessemer, Alabama Medical Clinic Board Revenue
  (pre-refunded 10/01/95)(a)(b). . . . . . . . . . . . . . . . .  $    500         9.500%      10/01/14   $    512
                                                                                                          --------
ARIZONA - 1.4%
Maricopa County, Arizona Hospital Facilities Revenue
  Series B, daily demand (a) . . . . . . . . . . . . . . . . . .       400         3.450(1)    12/01/08        400
Maricopa County, Arizona Pollution Control Revenue
  Series F, daily demand . . . . . . . . . . . . . . . . . . . .       200         3.400(1)    05/01/29        200
                                                                                                          --------
                                                                                                               600
                                                                                                          --------
CALIFORNIA - 2.3%
California Pollution Control Financing Revenue Series A,
  annual demand. . . . . . . . . . . . . . . . . . . . . . . . .     1,000         4.000(3)    05/01/08      1,000
                                                                                                          --------
COLORADO - 2.4%
Fort Collins, Colorado General Obligation (pre-refunded
  12/01/95)(b) . . . . . . . . . . . . . . . . . . . . . . . . .     1,000         7.350       12/01/01      1,034
                                                                                                          --------
CONNECTICUT - 8.9%
Connecticut, State of, General Obligation Series B, weekly demand      200         3.550(2)    06/01/96        200
Connecticut, State of, Special Assessment
  (pre-refunded 10/15/95)(b)  . . . . . . . . . . . . . . . . .      2,000         8.600       10/15/01      2,052
Connecticut, State of, Special Assessment (pre-refunded
  10/15/95)(b) . . . . . . . . . . . . . . . . . . . . . . . . .     1,500         8.700       10/15/05      1,539
                                                                                                          --------
                                                                                                             3,791
                                                                                                          --------
FLORIDA - 11.3%
Dade County, Florida Aviation Revenue Series W (a) . . . . . . .     1,450         4.400       10/01/95      1,451
Dade County, Florida Industrial Development Revenue, weekly demand   1,300         3.700(2)    12/01/10      1,300
Hillsborough County, Florida Capital Improvement Revenue
  (pre-refunded 02/01/96)(b) . . . . . . . . . . . . . . . . . .     1,000         8.200       08/01/07      1,038
Jacksonville, Florida Electric Authority Revenue (pre-refunded
  10/01/95)(b) . . . . . . . . . . . . . . . . . . . . . . . . .     1,000         9.500       10/01/95      1,025
                                                                                                          --------
                                                                                                             4,814
                                                                                                          --------

                                                                 Annual Report 9

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                                                     PRINCIPAL                   DATE
                                                                       AMOUNT                     OF        VALUE
                                                                       (000)        RATE       MATURITY*    (000)
                                                                    ----------------------------------------------
GEORGIA - 4.7%
Burke County, Georgia Development Authority
  Pollution Control Revenue, weekly demand (a) . . . . . . . . .    $   1,000      3.450(2)%   01/01/16   $  1,000
Georgia, State of, General Obligation Series D . . . . . . . . .        1,000      7.000       11/01/95      1,005
                                                                                                          --------
                                                                                                             2,005

IDAHO - 2.8%
Idaho Health Facilities Hospital Authority Revenue, weekly
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,200      3.500(2)    12/01/23      1,200
                                                                                                          --------
ILLINOIS - 1.2%
Chicago, Illinois O'Hare International Airport Revenue
  Series A, daily demand . . . . . . . . . . . . . . . . . . . .          500      3.400(1)    12/01/17        500
                                                                                                          --------
LOUISIANA - 4.0%
Ascension Parish, Louisiana Pollution Control Revenue, weekly
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .         700       3.550(2)    12/01/09        700
New Orleans, Louisiana Aviation Board Revenue, weekly demand . .       1,000       3.900(2)    12/01/19      1,000
                                                                                                          --------
                                                                                                             1,700
                                                                                                          --------

MARYLAND - 4.7%
Howard County, Maryland Multi-family Revenue, annual demand. . .       1,000       4.250(3)    06/01/08      1,000
Northeast Maryland Waste Disposal Authority
  Resolution Revenue, weekly demand. . . . . . . . . . . . . . .       1,000       3.400(2)    01/01/08      1,000
                                                                                                          --------
                                                                                                             2,000
                                                                                                          --------

MASSACHUSETTS - 6.2%
Massachusetts State Health & Education Facilities Revenue Series J
  (pre-refunded 12/01/95)(b) . . . . . . . . . . . . . . . . . .       2,000       8.875       12/01/15      2,055
Massachusetts State Port Authority Revenue Series B, daily
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .         600       3.350(1)    07/01/18        600
                                                                                                          --------

                                                                                                             2,655
                                                                                                          --------


10 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                                                     PRINCIPAL                   DATE
                                                                       AMOUNT                     OF        VALUE
                                                                       (000)        RATE       MATURITY*    (000)
                                                                    ----------------------------------------------
MINNESOTA - 7.2%
Rochester, Minnesota Health Care Facilities Revenue, weekly
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  1,000       4.200(2)%   11/15/16   $  1,000
Southern Minnesota Municipal Power Agency
  Supply System Revenue Series A (pre-refunded 01/01/96)(b). . .       2,000       6.750       01/01/13      2,058
                                                                                                          --------
                                                                                                             3,058
                                                                                                          --------

MISSISSIPPI - 0.9%
Jackson County, Mississippi Pollution Control Revenue, daily
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .         400       3.350(1)    06/01/23        400
                                                                                                          --------

MISSOURI - 0.9%
Missouri State Health & Education Facilities Revenue, daily
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .         400       3.400(1)    12/01/16        400
                                                                                                          --------

NEW YORK - 6.0%
New York, New York Revenue Series A. . . . . . . . . . . . . . .       1,000       4.500       04/11/96      1,004
Triborough Bridge & Tunnel Authority Revenue Series H
  (pre-refunded 01/01/96)(b) . . . . . . . . . . . . . . . . . .       1,500       8.375       01/01/16      1,553
                                                                                                          --------
                                                                                                             2,557
                                                                                                          --------

NORTH CAROLINA - 4.3%
Charlotte, North Carolina Airport Revenue Series A, weekly demand
  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         800       3.450(2)    07/01/16        800
North Carolina Municipal Power Agency Revenue
  Series B (pre-refunded 01/01/96)(b). . . . . . . . . . . . . .       1,000       8.500       01/01/17      1,035
                                                                                                          --------
                                                                                                             1,835
                                                                                                          --------

OKLAHOMA - 2.4%
Oklahoma State Municipal Power Supply System Revenue Series
  C (pre-refunded 01/01/96)(a)(b). . . . . . . . . . . . . . . .       1,000       7.125       01/01/05      1,031
                                                                                                          --------


                                                                Annual Report 11

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995


                                                                     PRINCIPAL                   DATE
                                                                       AMOUNT                     OF        VALUE
                                                                       (000)        RATE       MATURITY*    (000)
                                                                    ----------------------------------------------
PENNSYLVANIA - 2.4%
Pennsylvania State Higher Educational Revenue Series L (a) . . .    $  1,000       7.000%      06/15/96   $  1,025
                                                                                                          --------

TEXAS - 17.5%
Dallas-Fort Worth, Texas Regional Airport Revenue (pre-refunded
  11/01/95)(b) . . . . . . . . . . . . . . . . . . . . . . . . .       2,000       9.125       11/01/15      2,067
Houston, Texas Airport General Obligation (pre-refunded
  03/01/96)(b) . . . . . . . . . . . . . . . . . . . . . . . . .       1,250       8.000       03/01/02      1,298
Houston, Texas Airport Revenue, weekly demand. . . . . . . . . .       1,000       4.200(2)    09/06/95      1,000
Lubbock, Texas Industrial Development Corp. Revenue,
  daily demand . . . . . . . . . . . . . . . . . . . . . . . . .         200       3.650(1)    10/01/06        200
Panhandle Plains, Texas Higher Education Authority
  Revenue, weekly demand . . . . . . . . . . . . . . . . . . . .       1,500       3.550(2)    06/01/21      1,500
Southwest Travis County, Texas Road District (pre-refunded
  09/01/95)(b) . . . . . . . . . . . . . . . . . . . . . . . . .       1,370      10.625       09/01/09      1,370
                                                                                                          --------
                                                                                                             7,435
                                                                                                          --------

WASHINGTON - 3.6%
Tacoma, Washington Department of Public Utilities & Light Revenue
  (pre-refunded 01/01/96)(b) . . . . . . . . . . . . . . . . . .       1,000       9.375       01/01/15      1,038
Washington, State of, General Obligation
  (pre-refunded 04/01/96)(b) . . . . . . . . . . . . . . . . . .         500       6.150       04/01/98        507
                                                                                                          --------
                                                                                                             1,545
                                                                                                          --------

WYOMING - 4.8%
Lincoln County, Wyoming Pollution Control Revenue, daily
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .         400       3.350(1)    11/01/14        400
Lincoln County, Wyoming Pollution Control Revenue, daily
  demand . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,000       3.550(1)    07/01/17      1,000
Uinta County, Wyoming Pollution Control Revenue, daily demand. .         600       3.350(1)    08/15/20        600
                                                                                                          --------
                                                                                                             2,000
                                                                                                          --------

TOTAL INVESTMENTS (amortized cost $43,097)(c) - 101.1% . . . . .                                            43,097

OTHER ASSETS AND LIABILITIES, NET - (1.1%) . . . . . . . . . . .                                              (490)
                                                                                                          --------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . . . . . .                                          $ 42,607
                                                                                                          --------
                                                                                                          --------


12 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                              STATEMENT OF NET ASSETS, CONTINUED
                                                                 August 31, 1995

* All securities with a maturity greater than 13 months have a demand feature, or an optional or mandatory put, resulting in an effective maturity of 13 months or less. Additionally, all daily and weekly demand securities are backed by direct payment letters of credit.

     Variable Rate:
       (1) Daily
       (2) Weekly
       (3) Annually


(a)  Bond is insured by AMBAC, FGIC, or MBIA.

(b) Prerefunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(c) The identified cost for federal income tax purposes is the same as shown above.

QUALITY RATINGS AS A % OF MARKET VALUE (UNAUDITED)

AAA                                             91%
AA                                               2
A                                                7


ECONOMIC SECTOR EMPHASIS AS A % OF MARKET VALUE (UNAUDITED)

Refunded and Special Obligation Revenue         46%
Airport Revenue                                 11
Pollution Control Revenue                       13
Education Revenue                               11
Healthcare Revenue                               8
General Obligation                               3
Housing Revenue                                  5
Solid Waste Revenue                              2
Port Authority Revenue                           1



The accompanying notes are an integral part of the financial statements.


                                                                13 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                 August 31, 1995

ASSETS
  Investments at amortized cost which approximates market (Note 2) . . . . . . . . . . . . . .   $  43,096,832
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,035
  Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         686,788
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43,695
  Deferred organizational expenses (Note 2)  . . . . . . . . . . . . . . . . . . . . . . . . .           1,728
                                                                                                 -------------

                                                                                                    43,830,078

LIABILITIES
  Payables (Note 4):
    Investments purchased. . . . . . . . . . . . . . . . . . . . . . .  $   1,000,000
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        116,915
    Accrued administrative fees. . . . . . . . . . . . . . . . . . . .          1,040
    Accrued advisory fees. . . . . . . . . . . . . . . . . . . . . . .         63,602
    Accrued custodian fees . . . . . . . . . . . . . . . . . . . . . .          6,698
    Accrued distribution fees. . . . . . . . . . . . . . . . . . . . .            124
    Accrued shareholder servicing fees . . . . . . . . . . . . . . . .            910
    Accrued transfer agent fees. . . . . . . . . . . . . . . . . . . .            298
    Other accrued expenses . . . . . . . . . . . . . . . . . . . . . .         33,272                1,222,859
                                                                        -------------            -------------


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  42,607,219
                                                                                                 -------------
                                                                                                 -------------

NET ASSETS CONSIST OF:
  Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $      (3,523)
  Shares of beneficial interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42,611
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      42,568,131
                                                                                                 -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  42,607,219
                                                                                                 -------------
                                                                                                 -------------
Net asset value, offering and redemption price per share,
  ($42,607,219 divided by 42,610,742 shares of $.001
  par value shares of beneficial interest outstanding) . . . . . . . . . . . . . . . . . . . .        $1.00
                                                                                                 -------------
                                                                                                 -------------

The accompanying notes are an integral part of the financial statements.


14 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                                         STATEMENT OF OPERATIONS
                    For the Period December 1, 1994 (Commencement of Operations)
                                                              to August 31, 1995

INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   1,013,239

Expenses (Notes 2 and 4):
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      63,602
  Administrative fees. . . . . . . . . . . . . . . . . . . . . . . . .          7,564
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,823
  Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . .          9,234
  Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . .         11,831
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . .         23,272
  Shareholder servicing fees . . . . . . . . . . . . . . . . . . . . .          6,360
  Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . .            938
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,361
  Amortization of deferred organization expenses . . . . . . . . . . .          7,592
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,925
                                                                       --------------
  Expenses before waivers. . . . . . . . . . . . . . . . . . . . . . .        152,502
  Expenses waived. . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,813)                 150,689
                                                                       --------------            -------------

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         862,550
                                                                                                 -------------
REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions (Notes 2 and
  3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,523)
                                                                                                 -------------
Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . .   $     859,027
                                                                                                 -------------
                                                                                                 -------------

The accompanying notes are an integral part of the financial statements.


                                                                Annual Report 15

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                              STATEMENT OF CHANGES IN NET ASSETS
                    For the Period December 1, 1994 (Commencement of Operations)
                                                              to August 31, 1995

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     862,550
Net realized gain (loss) from investments. . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,523)
                                                                                                 -------------
Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . .         859,027

Distributions to shareholders from net investment income . . . . . . . . . . . . . . . . . . .        (862,550)
Increase (decrease) in net assets from Fund share transactions . . . . . . . . . . . . . . . .      42,610,742
                                                                                                 -------------

INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      42,607,219
Net assets at beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --
                                                                                                 -------------

NET ASSETS AT END OF PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  42,607,219
                                                                                                 -------------
                                                                                                 -------------

FUND SHARE TRANSACTIONS
   (ON A CONSTANT DOLLAR BASIS):


Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      79,000,157
Fund shares issued to shareholders in reinvestments of distributions . . . . . . . . . . . . .         608,107
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (36,997,522)
                                                                                                 -------------

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      42,610,742
                                                                                                 -------------
                                                                                                 -------------

The accompanying notes are an integral part of the financial statements.


16 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                                           FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share outstanding throughout the fiscal period ended August 31 and other performance information derived from the financial statements.


                                                                                                     1995++
                                                                                                 -------------
NET ASSET VALUE,  BEGINNING OF PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $      1.0000
                                                                                                 -------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           .0251
                                                                                                 -------------

LESS DISTRIBUTIONS:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (.0251)
                                                                                                 -------------

NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $      1.0000
                                                                                                 -------------
                                                                                                 -------------
TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2.54


RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)(c). . . . . . . . . . . . . . . . .             .59
  Operating expenses, gross, to average daily net assets (b)(c). . . . . . . . . . . . . . . .             .60
  Net investment income to average daily net assets (b). . . . . . . . . . . . . . . . . . . .            3.40
  Net assets, end of year ($000 omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . .          42,607
  Per share amount of fees waived ($ omitted)(c) . . . . . . . . . . . . . . . . . . . . . . .           .0001

++ For the period December 1, 1994 (commencement of operations) to August 31, 1995.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1995 are annualized.
(c)  See Note 4.


                                                                Annaul Report 17

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

1.   ORGANIZATION
     The Seven Seas Series Fund (the "Investment Company") is a series mutual fund, currently comprising 13 investment portfolios which are in operation as of August 31, 1995. These financial statements report on one portfolio, The Seven Seas Series Tax Free Money Market Fund (the "Fund"), which commenced operations as of December 1, 1994. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a Massachusetts business trust on October 3, 1987 and now operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The Investment Company has available Class B and Class C shares of the Fund as of September 22, 1994; however, shares have not been offered on these classes as of the date of these financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are followed by the Fund in the preparation of these financial statements.

     SECURITY VALUATION: The Fund's portfolio investments are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

     INVESTMENT INCOME: Interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES: As the Investment Company is a Massachusetts business trust, each sub-trust is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund, accordingly, paid no federal income tax and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $3,523, incurred from December 1, 1994 to August 31, 1995 and treat it as arising in fiscal year 1996.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid


18 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

     annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

     EXPENSES: Expenses such as advisory, custodian, transfer agent, shareholder servicing, printing, and registration fees are charged directly to the individual funds, while indirect expenses, such as administrative, insurance, and professional fees are generally allocated among all funds principally based on their relative net assets.

     DEFERRED ORGANIZATION EXPENSES: The Fund has incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. The Fund's Adviser will monitor repurchase agreements daily to determine that the market value (including accrued interest) at Fedwire closing time of the underlying securities remains at least equal to 100% of the repurchase price. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 100%.

3.   SECURITIES TRANSACTIONS

     INVESTMENT TRANSACTIONS: For the period December 1, 1994 (commencement of operations) to August 31, 1995, purchases, sales and maturities of short-term tax exempt obligations (excluding repurchase agreements) were $155,990,163, $73,232,077, and $39,450,000, respectively.

     SECURITIES LENDING: The Fund may loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency) and securities issued or guaranteed by the US Government or its agencies as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested in short-term debt securities. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and its lending agent and are included as interest income to the Fund. Income generated from the investment of cash collateral is also divided between the Fund and its lending agent and is included as interest income to the Fund. All collateral received will equal at least 100% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of the fiscal year ended August 31, 1995, there were no securities out on loan.


                                                                Annual Report 19

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                 August 31, 1995

4.   RELATED PARTIES

     The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets.

     The Investment Company has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. For the period December 1, 1994 (commencement of operations) to August 31, 1995, the Adviser voluntarily agreed to waive a portion of its custodial services fee to the Fund which amounted to $958.

     The Investment Company has service agreements with service providers, including the Adviser and State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser (collectively "the Agents"). The SSBSI service agreement became effective July 17, 1995. Under these service agreements, the Agents are to provide administrative functions for Investment Company shareholders, including services related to the purchase and redemption of Investment Company shares. For these services, the Fund pays fees to the Agents in an amount that per annum is equal to .025% and .175% of the average daily value of all Fund shares held by or for customers of the Adviser and SSBSI, respectively. These fees, in conjunction with other distribution-related expenses, may not exceed .25% of the average daily value of net assets on an annual basis, which includes a limit of .20% in shareholder servicing fees for all providers.

     Frank Russell Investment Management Company (the "Administrator") serves as administrator of the Investment Company. The Administrator is also required, pursuant to the Administration Agreement, to arrange and pay certain promotional and sales costs of Investment Company shares. Russell Fund Distributors, Inc. (the "Distributor"), a subsidiary of the Administrator, is the distributor of the Investment Company shares. Under the Distribution Plan, each fund may spend, and the Distributor may be reimbursed, up to .25% of the average daily value of the net assets on an annual basis for distribution-related and shareholder servicing expenses. If, in any calendar month, the distribution expenses incurred by the Distributor exceed the maximum amount of allowable reimbursement, the excess amounts may be carried forward for subsequent reimbursement from the Investment Company. In no event may excess amounts be carried forward more than two fiscal years from the year when such expenses were incurred. The amounts related to distribution and shareholder servicing fees are included in the accompanying Statement of Operations.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for the services supplied by the


20 Annual Report

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                August 31, 1995

     Administrator pursuant to the Administration Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion
     - .03%; (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 15% of the asset-based fee determined in (i)); (iii) out-of-pocket expenses; and (iv) start-up costs for new funds. For the period December 1, 1994, (commencement of operations) to August 31, 1995, the Administrator voluntarily waived a portion of its administrative fee to the Fund, which amounted to $855.

     The Investment Company was paying each of its Trustees not affiliated with the Investment Company a retainer of $38,000 annually, $1,000 for each of the board meetings attended, an additional $1,000 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. Effective July 17, 1995, the annual retainer was increased to $44,000.


                                                                Annual Report 21

THE SEVEN SEAS SERIES
TAX FREE MONEY MARKET FUND

                                                                 TAX INFORMATION
                                                                 August 31, 1995

Of the dividends paid by the Tax Free Money Market Fund from net investment income for the taxable year ended August 31, 1995, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax advisor for any questions about federal or state income tax laws.


22 Annual Report

THE SEVEN SEAS SERIES FUND
Two International Place, 35th Floor
Boston, Massachusetts  02110
(617) 654-6089
-------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President
   Margaret L. Barclay, Senior Vice President,
     Treasurer and Director of Operations
   J. David Griswold, Vice President
     and Secretary

INVESTMENT ADVISER
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDERS INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts  02171
   (800) 64-7SEAS (77327)

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   Two International Place, 35th Floor
   Boston, Massachusetts 02110
   (617) 654-6089

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington  98402

LEGAL COUNSEL
   Goodwin, Procter & Hoar
   Exchange Place
   Boston, Massachusetts  02109

INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   One Post Office Square
   Boston, Massachusetts  02109


                                                                Annual Report 23